UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2008
Tax-Free Fixed Income
High Yield Municipal Short Duration Tax-Free Municipal Income New York AMT-Free Municipal California AMT-Free Municipal

Goldman Sachs Tax-Free Fixed Income Funds

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

■	GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	33
Financial Statements	88
Notes to the Financial Statements	96
Financial Highlights	112
Report of Independent Registered Public Accounting Firm	122
Other Information	123

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Principal Investment Strategies and Risks

The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The New York AMT-Free Municipal Fund invests in municipal fixed income securities, the interest on which is exempt from regular federal income tax and New York State and City personal income taxes, and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in New York municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within New York and by the financial condition of the state of New York, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The California AMT-Free Municipal Fund invests in municipal fixed income securities, the interest on which is exempt from regular federal income tax and California state personal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax and state income taxes. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Fund will invest primarily in California municipal obligations, and therefore the investments of the Fund will be affected by political and economic developments within California and by the financial condition of the state of California, its public authorities, and political subdivisions. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among securities and sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
High Yield Municipal Fund
Dear Shareholder:
The Goldman Sachs High Yield Municipal Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of -7.45%, -7.74%, -7.74% and -7.32%, respectively. These returns compare to the -5.97% and 0.30% cumulative total returns of the Fund’s benchmarks, the Lehman Brothers High Yield Municipal Bond Index (with dividends reinvested) and the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), respectively, over the same time period.

The Fund typically holds both investment grade and high yield securities, as we believe there are generally attractive opportunities in both sectors. As a result, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond and Lehman Brothers Aggregate Municipal Bond Indices. During the reporting period, the Fund underperformed both Indices, due to its overweight to the BBB-rated segment of the market.
  Market Environment

Municipal credits continued to come under pressure from November 2007 through March 2008, while the market environment became challenging at the end of the year. Tobacco, airlines and healthcare all remained at cheap levels, while special assessments (land-backed bonds) had some of their most significant widening in December and January. Credit spreads were rather benign in the first quarter of 2008, when most of the high yield municipal asset class’s underperformance stemmed from yield curve changes. Since more of the high yield municipal market is issued with longer-term maturities, a sell-off in longer-term rates had a larger overall impact despite credit’s lower sensitivity to interest rate volatility.

It is important to note, however, that municipal credit fundamentals continued to remain strong throughout this entire reporting period. For example, nothing new materialized on the tobacco legislation front and nothing changed the strength of the security provisions on special assessment bonds. In the fourth quarter of 2007, the market began to uncover challenges facing the claims- paying ability of the monoline bond insurers. Overall, underlying municipal issuer fundamentals remained strong. This is not to say that the municipal market does not have default risk. We believe however, that default risk is now no higher than it has been over the last several months.

Both the Treasury and municipal yield curves steepened over the five-month reporting period as the Federal Reserve Board (the ”Fed”) cut the federal funds rate 225 basis points (bps) to 2.25%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most (nearly 250 bps on the short end of the curve). A rally in Treasuries reflected a continuation of the extreme global flight-to-quality and massive deleveraging that began in the summer of 2007 as a result of the fallout from the subprime mortgage crisis. Credit and

PORTFOLIO RESULTS

mortgage-related sector spreads moved to historic all time wide levels as the markets entered a period of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns.

Municipal securities continued to underperform their taxable counterparts over the period, as they did not benefit from the flight-to-quality. Long-term municipal bonds sold off as their yields rose more than 50 bps over the reporting period. Though short-term municipal yields fell significantly, they did not keep pace with the rally in short-term Treasuries. The municipal yield curve steepened over 160 bps between the 2-year and 30-year segments, ending March 2008 at a spread of 267 basis points between short- and long-term rates. Municipal-to-Treasury yield ratios hit all-time highs in February, as the yield from 30-year municipals reached 117% of the yield of a 30-year Treasury.

Liquidity was extremely difficult in the municipal market over the period. Municipal illiquidity was initially driven by the lack of interest from the broker/dealer community and was then exacerbated by massive hedge fund selling at the end of the reporting period. Municipal yield curve steepening was largely caused by four different events in the market over this period: (1) tax-loss harvesting across municipal strategies at the end of 2007, (2) ratings issues on the monoline bond insurers in late January, 2008, (3) the meltdown of the auction rate market in February, 2008 and (4) massive deleveraging by municipal hedge funds. Liquidity improved somewhat toward the end of the first quarter of 2008. It’s important to point out that, throughout the reporting period, most municipal sectors weathered the U.S. economic slowdown without broad credit deterioration.

Municipal supply set records at the end of 2007 while the first quarter of 2008 was dominated by the refinancing of auction rate securities into the traditional variable or fixed-rate municipal market. This additional supply compounded already depressed valuations from a lack of demand for municipal securities, which further added to the sell off. 2007 ended with a record of $428 billion in new municipal supply, while $45 billion in auction rate paper was called or announced to be called year-to-date through March 2008.

While credit spreads came under pressure at the end of 2007, spread movement settled down during the first quarter of 2008. Municipal performance was driven more by interest rate and yield curve movements than it was by credit events. In spite of marginal pressure on state budgets in the wake of recessionary trends, the strength of underlying credits generally remained unchanged, as default risk did not increase and broad issuer fundamentals remained strong.

PORTFOLIO RESULTS

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
  Factors Affecting Performance

As discussed, the Fund is benchmarked to both the Lehman Brothers High Yield Municipal Bond and Lehman Brothers Aggregate Municipal Bond Indices. Over the reporting period, the Fund held an overweight to investment grade bonds, with a bias toward the BBB-rated segment of the investment grade universe. This credit quality exposure detracted from the Fund’s relative performance versus the two indices. An overweight to the tobacco and special assessment sectors was also a drag on performance, as spreads on those bonds widened at the end of 2007. In the first quarter of 2008, some credit spread widening (primarily in special assessments, airlines and tobacco) and yield curve steepening detracted from the Fund’s performance. The February spike in interest rates also hurt the Fund, as high yield municipal securities underperformed their high grade counterparts by 220 basis points during the first quarter of 2008.
  Outlook

We believe global economic growth is poised to slow over the next 12 months as the U.S. economy works through multiple shocks, including the housing slowdown, rising oil and gas prices and a massive credit contraction. We expect U.S. GDP growth of 1% over the next 12 months, below the consensus forecast of 1.5%. With fiscal stimulus likely to boost third-quarter growth, our U.S. forecast is effectively a call for a recession during the first-half of 2008. We expect growth outside of the U.S. to fall below trend but not into a recession. Inflation is rising due to higher commodity and food prices, but is likely to ease as global growth slows.

We believe municipal fundamentals remain favorable while the technical backdrop should improve. Though municipal securities rallied slightly at the end of the first quarter of 2008, they remain attractively valued versus equal maturity Treasuries. In addition, municipal credit spreads remain wide. For these two reasons, we believe the asset class is poised to outperform Treasuries over the balance of 2008. We expect volatility will continue in the near-term, as the issues related to the monoline insurers and auction rate securities play out. However, the dust has seemingly begun to settle on the ratings front for insurers, while auctions will simply need to be reissued into either the Variable Rate Demand Note (VRDN) or the fixed-rate market (VRDNs are long-term bonds whose interest rates are reset at periodic intervals). In our opinion, the municipal market has fallen too far as a result of negative headline risk. In general, we believe that municipal securities are cheap on a historical basis and credit spreads appear to be too wide compared to the strength of credit fundamentals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

May 1, 2008

FUND BASICS
High Yield Municipal Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Lehman	Lehman Brothers
	Fund	Brothers High	Aggregate	30-Day	30-Day
November 1, 2007–	Total Return	Yield Municipal	Municipal	Taxable	Standardized
March 31, 2008	(based on NAV)[1]	Bond Index[2]	Bond Index[3]	Equivalent Yield[4]	Yield[5]

Class A	-7.45%	-5.97%	0.30%	7.92%	5.15%
Class B	-7.74	-5.97	0.30	7.12	4.63
Class C	-7.74	-5.97	0.30	7.12	4.63
Institutional	-7.32	-5.97	0.30	8.83	5.74

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[5]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[6]

For the period ended 3/31/08	One Year	Five Years	Since Inception	Inception Date

Class A	-15.06%	2.80%	4.38%	4/3/00
Class B	-16.16	2.56	4.20	4/3/00
Class C	-12.64	2.98	4.20	4/3/00
Institutional	-10.78	4.14	5.38	4/3/00

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.98%	0.99%
Class B	1.73	1.74
Class C	1.73	1.74
Institutional	0.64	0.65

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Performance Summary
March 31, 2008
The following graph shows the value as of March 31, 2008, of a $10,000 investment made on April 3, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Lehman Brothers Aggregate Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index (“Lehman Aggregate Muni Bond Index” and “Lehman High Yield Muni Bond Index”, respectively) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B and Class C Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
High Yield Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from April 3, 2000 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Since Inception
Class A (commenced April 3, 2000)
Excluding sales charges	-11.09%	3.75%	4.98%
Including sales charges	-15.06%	2.80%	4.38%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	-11.76%	2.98%	4.20%
Including contingent deferred sales charges	-16.16%	2.56%	4.20%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	-11.76%	2.98%	4.20%
Including contingent deferred sales charges	-12.64%	2.98%	4.20%

Institutional Class (commenced April 3, 2000)	-10.78%	4.14%	5.38%

PORTFOLIO RESULTS
Short Duration Tax-Free Fund
Dear Shareholder:
The Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 2.24%, 1.99%, 1.93%, 2.39% and 2.18%, respectively. These returns compared to the 3.30% cumulative total return of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index (with dividends reinvested), over the same time period.

While the Fund generated a positive total return over the period, it lagged its benchmark. This was due, in part, to the Fund’s security selection.
  Market Environment

Both the Treasury and municipal yield curves steepened over the five-month reporting period as the Federal Reserve Board (the ”Fed”) cut the federal funds rate 225 basis points (bps) to 2.25%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most (nearly 250 bps on the short end of the curve). A rally in Treasuries reflected a continuation of the extreme global flight-to-quality and massive deleveraging that began in the summer of 2007 as a result of the fallout from the subprime mortgage crisis. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a period of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. We believe this, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns.

Municipal securities continued to underperform their taxable counterparts over the period, as they did not benefit from the flight-to-quality. Long-term municipal bonds sold off as their yields rose more than 50 bps over the reporting period. Though short-term municipal yields fell significantly, they did not keep pace with the rally in short-term Treasuries. The municipal yield curve steepened over 160 bps between 2-year and 30-year segments, ending March 2008 at a spread of 267 basis points between short- and long-term rates. Municipal-to-Treasury yield ratios hit all-time highs in February, as the yield from 30-year municipals reached 117% of the yield of a 30-year Treasury.

Liquidity was extremely difficult in the municipal market over the period. Municipal illiquidity was initially driven by the lack of interest from the broker/dealer community and was then exacerbated by massive hedge fund selling at the end of the reporting period. Municipal yield curve steepening was largely caused by four different events in the market over this period: (1) tax-loss harvesting across municipal strategies at the end of 2007, (2) ratings issues on the monoline bond insurers in late January, 2008, (3) the meltdown of the auction rate market in February, 2008 and (4) massive deleveraging by municipal hedge funds. Liquidity improved somewhat toward the end of the first quarter of 2008. It’s important to point out that, throughout the reporting period, most municipal sectors weathered the U.S. economic slowdown without broad credit deterioration.

PORTFOLIO RESULTS

Municipal supply set records at the end of 2007 while the first quarter of 2008 was dominated by the refinancing of auction rate securities into the traditional variable or fixed-rate municipal market. This additional supply compounded already depressed valuations from a lack of demand for municipal securities, which further added to the sell off. 2007 ended with a record of $428 billion in new municipal supply, while $45 billion in auction rate paper was called or announced to be called year-to-date through March 2008.

While credit spreads came under pressure at the end of 2007, spread movement settled down during the first quarter of 2008. Municipal performance was driven more by interest rate and yield curve movements than it was by credit events. In spite of marginal pressure on state budgets in the wake of recessionary trends, the strength of underlying credits generally remained unchanged, as default risk did not increase and broad issuer fundamentals remained strong.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, which is exempt from regular federal income tax.
  Factors Affecting Performance

The Fund underperformed its benchmark over the reporting period due to its overweight to BBB-rated credits versus the benchmark, as well as some security specific exposures. Allocations to tobacco bonds and Jefferson County Alabama school warrants (not an obligation of the troubled Jefferson, Alabama sewer system) hurt performance, as the yield curve steepened and credit spreads widened. In general, bonds issued by Jefferson County, Alabama underperformed as a result of contagion, even though its credit issues were localized to its sewer authority. On a positive note, the Fund was able to take advantage of the dislocation in the auction rate market. Exposure to pre-refunded securities also positively contributed to performance, given the flight-to-quality over the reporting period.
  Outlook

We believe global economic growth is poised to slow over the next 12 months as the U.S. economy works through multiple shocks, including the housing slowdown, rising oil and gas prices and a massive credit contraction. We expect U.S. GDP growth of 1% over the next 12 months, below the consensus forecast of 1.5%. With fiscal stimulus likely to boost third-quarter growth, our U.S. forecast is effectively a call for a recession during the first-half of 2008. We expect growth outside of the U.S. to fall below trend but not into a recession. Inflation is rising due to higher commodity and food prices, but is likely to ease as global growth slows.

PORTFOLIO RESULTS

We believe municipal fundamentals remain favorable while the technical backdrop should improve. Though municipal securities rallied slightly at the end of the first quarter of 2008, they remain attractively valued versus equal maturity Treasuries. In addition, municipal credit spreads remain wide. For these two reasons, we believe the asset class is poised to outperform Treasuries over the balance of 2008. We expect volatility will continue in the near-term, as the issues related to the monoline insurers and auction rate securities play out. However, the dust has seemingly begun to settle on the ratings front for insurers, while auctions will simply need to be reissued into either the Variable Rate Demand Note (VRDN) or the fixed-rate market (VRDNs are long-term bonds whose interest rates are reset at periodic intervals). In our opinion, the municipal market has fallen too far as a result of negative headline risk. In general, we believe that municipal securities are cheap on a historical basis and credit spreads appear to be too wide compared to the strength of credit fundamentals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

May 1, 2008

PORTFOLIO RESULTS
Short Duration Tax-Free Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Lehman Brothers		30-Day
November 1, 2007–	Fund Total Return	1-3 Year Municipal	30-Day Taxable	Standardized
March 31, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	2.24%	3.30%	4.55%	2.96%
Class B	1.99	3.30	3.74	2.43
Class C	1.93	3.30	3.49	2.27
Institutional	2.39	3.30	5.17	3.36
Service	2.18	3.30	4.40	2.86

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.00%	1.82%	2.91%	3.18%	5/1/97
Class B	1.43	1.62	2.52	2.74	5/1/97
Class C	2.30	1.46	2.37	2.49	8/15/97
Institutional	4.56	2.61	3.53	3.88	10/1/92
Service	3.94	2.10	3.01	3.40	9/20/94

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.87%
Class B	1.33	1.62
Class C	1.48	1.62
Institutional	0.39	0.53
Service	0.89	1.03

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
March 31, 2008
The following graph shows the value as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in the Institutional Shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers 1-3 Year Municipal Bond Index (“Lehman 1-3 Year Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Short Duration Tax-Free Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from April 1, 1998 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced May 1, 1997)
Excluding sales charges	4.10%	2.22%	3.12%	3.37%
Including sales charges	2.00%	1.82%	2.91%	3.18%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	3.48%	1.62%	2.52%	2.74%
Including contingent deferred sales charges	1.43%	1.62%	2.52%	2.74%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.33%	1.46%	2.37%	2.49%
Including contingent deferred sales charges	2.30%	1.46%	2.37%	2.49%

Institutional Class (commenced October 1, 1992)	4.56%	2.61%	3.53%	3.88%

Service Class (commenced September 20, 1994)	3.94%	2.10%	3.01%	3.40%

PORTFOLIO RESULTS
Municipal Income Fund
Dear Shareholder:
The Goldman Sachs Municipal Income Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -2.18%, -2.55%, -2.55%, -2.04% and -2.29%, respectively. These returns compared to the 0.30% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), over the same time period.

During the reporting period, the primary drivers of the Fund’s relative underperformance versus the benchmark were its overweights to BBB-rated securities and longer-term municipal bonds.
  Market Environment

Both the Treasury and municipal yield curves steepened over the five-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 225 basis points (bps) to 2.25%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most (nearly 250 bps on the short end of the curve). A rally in Treasuries reflected a continuation of the extreme global flight-to-quality and massive deleveraging that began in the summer of 2007 as a result of the fallout from the subprime mortgage crisis. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a period of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns.

Municipal securities continued to underperform their taxable counterparts over the period, as they did not benefit from the flight-to-quality. Long-term municipal bonds sold off as their yields rose more than 50 bps over the reporting period. Though short-term municipal yields fell significantly, they did not keep pace with the rally in short-term Treasuries. The municipal yield curve steepened over 160 bps between 2-year and 30-year segments, ending March 2008 at a spread of 267 basis points between short- and long-term rates. Municipal-to-Treasury yield ratios hit all-time highs in February, as the yield from 30-year municipals reached 117% of the yield of a 30-year Treasury.

Liquidity was extremely difficult in the municipal market over the period. Municipal illiquidity was initially driven by the lack of interest from the broker/dealer community and was then exacerbated by massive hedge fund selling at the end of the reporting period. Municipal yield curve steepening was largely caused by four different events in the market over this period: (1) tax-loss harvesting across municipal strategies at the end of 2007,

PORTFOLIO RESULTS

(2) ratings issues on the monoline bond insurers in late January, 2008, (3) the meltdown of the auction rate market in February, 2008 and (4) massive deleveraging by municipal hedge funds. Liquidity improved somewhat toward the end of the first quarter of 2008. It’s important to point out that, throughout the reporting period, most municipal sectors weathered the U.S. economic slowdown without broad credit deterioration.

Municipal supply set records at the end of 2007 while the first quarter of 2008 was dominated by the refinancing of auction rate securities into the traditional variable or fixed-rate municipal market. This additional supply compounded already depressed valuations from a lack of demand for municipal securities, which further added to the sell off. 2007 ended with a record of $428 billion in new municipal supply, while $45 billion in auction rate paper was called or announced to be called year-to-date through March 2008.

While credit spreads came under pressure at the end of 2007, spread movement settled down in the first quarter of 2008. Municipal performance was driven more by interest rate and yield curve movements than it was by credit events. In spite of marginal pressure on state budgets in the wake of recessionary trends, the strength of underlying credits generally remained unchanged, as default risk did not increase and broad issuer fundamentals remained strong.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.
  Factors Affecting Performance

The Fund’s underperformance was primarily due to its overweight to BBB-rated bonds as well as to bonds with maturities longer than 20 years. BBB-rated bonds underperformed AAA-rated securities over the period. Long-term investment grade bonds returned -4% on a total return basis and also underperformed AAA-rated bonds on a relative basis. Long-term municipal rates rose over 50 basis points over the reporting period. In addition, the yield curve steepened 163 basis points during the five-month period, bringing the spread between 2-year and 30-year munis to 267 bps at the end of March (versus an historical average of approximately 175 bps). The Fund’s average credit quality ended the fiscal year at AA-and its portfolio remains well diversified.

PORTFOLIO RESULTS
  Outlook

We believe global economic growth is poised to slow over the next 12 months as the U.S. economy works through multiple shocks, including the housing slowdown, rising oil and gas prices and a massive credit contraction. We expect U.S. GDP growth of 1% over the next 12 months, below the consensus forecast of 1.5%. With fiscal stimulus likely to boost third-quarter growth, our U.S. forecast is effectively a call for a recession during the first-half of 2008. We expect growth outside of the U.S. to fall below trend but not into a recession. Inflation is rising due to higher commodity and food prices, but is likely to ease as global growth slows.

We believe municipal fundamentals remain favorable while the technical backdrop should improve. Though municipal securities rallied slightly at the end of the first quarter of 2008, they remain attractively valued versus equal maturity Treasuries. In addition, municipal credit spreads remain wide. For these two reasons, we believe the asset class is poised to outperform Treasuries over the balance of 2008. We expect volatility will continue in the near-term, as the issues related to the monoline insurers and auction rate securities play out. However, the dust has seemingly begun to settle on the ratings front for insurers, while auctions will simply need to be reissued into either the Variable Rate Demand Note (VRDN) or the fixed-rate market (VRDNs are long-term bonds whose interest rates are reset at periodic intervals). In our opinion, the municipal market has fallen too far as a result of negative headline risk. In general, we believe that municipal securities are cheap on a historical basis and credit spreads appear to be too wide compared to the strength of credit fundamentals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

May 1, 2008

FUND BASICS
Municipal Income Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Lehman Brothers		30-Day
November 1, 2007–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized
March 31, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	-2.18%	0.30%	5.92%	3.85%
Class B	-2.55	0.30	5.06	3.29
Class C	-2.55	0.30	5.05	3.28
Institutional	-2.04	0.30	6.72	4.37
Service	-2.29	0.30	5.95	3.87

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/08	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-7.37%	2.22%	3.50%		4.43%		7/20/93
Class B	-8.55	1.98	3.20		4.04		5/1/96
Class C	-4.71	2.38	3.20		3.50		8/15/97
Institutional	-2.63	3.55	4.37		4.67		8/15/97
Service	-3.20	3.03	3.90	[6]	4.70	[6]	7/20/93

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[6]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS
EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.94%	1.05%
Class B	1.69	1.80
Class C	1.69	1.80
Institutional	0.60	0.71
Service	1.10	1.21

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Performance Summary
March 31, 2008
The following graph shows the value as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Municipal Income Fund’s 10 Year Performance
Performance of a $10,000 Investment with distributions reinvested from April 1, 1998 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced July 20, 1993)
Excluding sales charges	-3.03%	3.16%	3.98%	4.75%
Including sales charges	-7.37%	2.22%	3.50%	4.43%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-3.75%	2.39%	3.20%	4.04%
Including contingent deferred sales charges	-8.55%	1.98%	3.20%	4.04%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-3.75%	2.38%	3.20%	3.50%
Including contingent deferred sales charges	-4.71%	2.38%	3.20%	3.50%

Institutional Class (commenced August 15, 1997)	-2.63%	3.55%	4.37%	4.67%

Service Class (commenced August 15, 1997)	-3.20%	3.03%	3.90%	4.20%

PORTFOLIO RESULTS
New York AMT-Free Municipal Fund
Dear Shareholder:
The Goldman Sachs New York AMT-Free Municipal Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of -0.54%, -0.85% and -0.40%, respectively. These returns compared to the 0.30% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark largely due to its overweight to BBB-rated bonds, as they underperformed AAA-rated bonds during the reporting period.
  Market Environment

Both the Treasury and municipal yield curves steepened over the five-month reporting period as the Federal Reserve Board (the “Fed”) cut the federal funds rate 225 basis points (bps) to 2.25%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most (nearly 250 bps on the short end of the curve). A rally in Treasuries reflected a continuation of the extreme global flight-to-quality and massive deleveraging that began in the summer of 2007 as a result of the fallout from the subprime mortgage crisis. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a period of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. We believe this, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns.

Municipal securities continued to underperform their taxable counterparts over the period, as they did not benefit from the flight-to-quality. Long-term municipal bonds sold off as their yields rose more than 50 bps over the reporting period. Though short-term municipal yields fell significantly, they did not keep pace with the rally in short-term Treasuries. The municipal yield curve steepened over 160 bps between 2-year and 30-year segments, ending March 2008 at a spread of 267 basis points between short-and long-term rates. Municipal-to-Treasury yield ratios hit all-time highs in February, as the yield from 30-year municipals reached 117% of the yield of a 30-year Treasury.

Liquidity was extremely difficult in the municipal market over the period. Municipal illiquidity was initially driven by the lack of interest from the broker/dealer community and was then exacerbated by massive hedge fund selling at the end of the reporting period. Municipal yield curve steepening was largely caused by four different events in the market over this period: (1) tax-loss harvesting across municipal strategies at the end of 2007, (2) ratings issues on the monoline bond insurers in late January, 2008, (3) the meltdown of the auction rate market in February, 2008 and (4) massive deleveraging by municipal hedge funds. Liquidity improved somewhat toward the end of the first quarter of 2008. It’s important to point out that,

PORTFOLIO RESULTS

throughout the reporting period, most municipal sectors weathered the U.S. economic slowdown without broad credit deterioration.

Municipal supply set records at the end of 2007, while the first quarter of 2008 was dominated by the refinancing of auction rate securities into the traditional variable or fixed-rate municipal market. This additional supply, coupled with a lack of demand, further added to the sell off in the municipal market. 2007 ended with a record of $428 billion in new municipal supply, while $45 billion in auction rate paper was called or announced to be called year-to-date through March 2008.

While credit spreads came under pressure at the end of 2007, spread movement settled down during the first quarter of 2008. Municipal performance was driven more by interest rate and yield curve movements than it was by credit events. In spite of marginal pressure on state budgets in the wake of recessionary trends, the strength of underlying credits generally remained unchanged, as default risk did not increase and broad issuer fundamentals remained strong.

Despite its status as one of the top issuing states, New York municipal securities outperformed several other states in the Lehman Brothers Aggregate Municipal Bond Index during the period. Much of this was due to New York’s concentration of pre-refunded bonds relative to other states, as these securities outperformed the market in the wake of the credit crunch.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from New York State and City personal income tax and is consistent with preservation of capital.
  Factors Affecting Performance

The majority of the Fund’s underperformance stemmed from its overweight to BBB-rated bonds relative to the benchmark. BBB-rated bonds underperformed AAA-rated securities by over 400 basis points over the reporting period. The Fund’s exposure to uninsured BBB-rated Puerto Rico bonds also detracted from performance, as their spreads widened in response to the monoline crisis. However, the Fund’s term structure and a slightly short duration strategy versus the benchmark were positive contributors to performance. New York State’s outperformance versus the overall municipal market also had a positive impact on returns.

PORTFOLIO RESULTS
  Outlook

We believe global economic growth is poised to slow over the next 12 months as the U.S. economy works through multiple shocks, including the housing slowdown, rising oil and gas prices and a massive credit contraction. We expect U.S. GDP growth of 1% over the next 12 months, below the consensus forecast of 1.5%. With fiscal stimulus likely to boost third-quarter growth, our U.S. forecast is effectively a call for a recession during the first-half of 2008. We expect growth outside of the U.S. to fall below trend but not into a recession. Inflation is rising due to higher commodity and food prices, but is likely to ease as global growth slows.

We believe municipal fundamentals remain favorable while the technical backdrop should improve. Though municipal securities rallied slightly at the end of the first quarter of 2008, they remain attractively valued versus equal maturity Treasuries. In addition, municipal credit spreads remain wide. For these two reasons, we believe the asset class is poised to outperform Treasuries over the balance of 2008. We expect volatility will continue in the near-term, as the issues related to the monoline insurers and auction rate securities play out. However, the dust has seemingly begun to settle on the ratings front for insurers, while auctions will simply need to be reissued into either the Variable Rate Demand Note (VRDN) or the fixed-rate market (VRDNs are long-term bonds whose interest rates are reset at periodic intervals). In our opinion, the municipal market has fallen too far as a result of negative headline risk. In general, we believe that municipal securities are cheap on a historical basis and credit spreads appear to be too wide compared to the strength of credit fundamentals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income – Municipal Investment Management Team

May 1, 2008

FUND BASICS
New York AMT-Free Municipal Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Lehman Brothers		30-Day
November 1, 2007–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized
March 31, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	-0.54%	0.30%	5.37%	3.49%
Class C	-0.85	0.30	4.48	2.91
Institutional	-0.40	0.30	6.14	3.99

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-3.37%	0.44%	11/1/05
Class C	-0.61	1.61	11/1/05
Institutional	1.51	2.74	11/1/05

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.87%	1.63%
Class C	1.62	2.38
Institutional	0.53	1.29

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on November 1, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs New York AMT-Free Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. Effective June 1, 2007, the Fund’s benchmark was changed from the Lehman Brothers NY 1-10 Year Municipal Bond Index to the Lehman Brothers Aggregate Municipal Bond Index. In the Investment Adviser’s opinion, the Lehman Brothers Aggregate Municipal Bond Index is a more appropriate benchmark against which to measure the Fund’s performance. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
New York AMT-Free Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from November 1, 2005 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Since Inception
Class A (commenced November 1, 2005)
Excluding sales charges	1.16%	2.37%
Including sales charges	-3.37%	0.44%

Class C (commenced November 1, 2005)
Excluding contingent deferred charges	0.39%	1.61%
Including contingent deferred charges	-0.61%	1.61%

Institutional Class (commenced November 1, 2005)	1.51%	2.74%

PORTFOLIO RESULTS
California AMT-Free Municipal Fund
Dear Shareholder:
The Goldman Sachs California AMT-Free Municipal Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of -0.98%, -1.39% and -0.94%, respectively. These returns compared to the 0.30% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark over the reporting period mostly due to an overweight to BBB-rated securities. In addition, municipal bonds issued by California underperformed the Fund’s benchmark, which is a national index.
  Market Environment

Both the Treasury and municipal yield curves steepened over the five-month reporting period as the Federal Reserve Board (the ”Fed”) cut the federal funds rate 225 basis points (bps) to 2.25%. Rates fell across the entire Treasury curve, with shorter-term rates falling the most (nearly 250 bps on the short end of the curve). A rally in Treasuries reflected a continuation of the extreme global flight-to-quality and massive deleveraging that began in the summer of 2007 as a result of the fallout from the subprime mortgage crisis. Credit and mortgage-related sector spreads moved to historic all time wide levels as the markets entered a period of illiquidity. The Fed took unprecedented steps to restore liquidity and stave off a financial crisis. Over the period, economic data reflected recessionary conditions. The housing market continued to falter as home prices depreciated and existing and new home sales declined. This, combined with surging oil and gas prices, a weaker dollar and a softer labor market, heightened inflation concerns.

Municipal securities continued to underperform their taxable counterparts over the period, as they did not benefit from the flight-to-quality. Long-term municipal bonds sold off as their yields rose more than 50 bps over the reporting period. Though short-term municipal yields fell significantly, they did not keep pace with the rally in short-term Treasuries. The municipal yield curve steepened over 160 bps between 2-year and 30-year segments, ending March 2008 at a spread of 267 basis points between short-and long-term rates. Municipal-to-Treasury yield ratios hit all-time highs in February, as the yield from 30-year municipals reached 117% of the yield of a 30-year Treasury.

Liquidity was extremely difficult in the municipal market over the period. Municipal illiquidity was initially driven by the lack of interest from the broker/dealer community and was then exacerbated by massive hedge fund selling at the end of the reporting period. Municipal yield curve steepening was largely caused by four different events in the market over this period: (1) tax-loss harvesting across municipal strategies at the end of 2007, (2) ratings issues on the monoline bond insurers in late January, 2008, (3) the meltdown of the auction rate market in February, 2008 and (4) massive deleveraging by municipal hedge

PORTFOLIO RESULTS

funds. Liquidity improved somewhat toward the end of the first quarter of 2008. It’s important to point out that, throughout the reporting period, most municipal sectors weathered the U.S. economic slowdown without broad credit deterioration.

Municipal supply set records at the end of 2007 while the first quarter of 2008 was dominated by the refinancing of auction rate securities into the traditional variable or fixed-rate municipal market. This additional supply compounded already depressed valuations from a lack of demand for municipal securities, which further added to the sell off. 2007 ended with a record of $428 billion in new municipal supply, while $45 billion in auction rate paper was called or announced to be called year-to-date through March 2008.

While credit spreads came under pressure at the end of 2007, spread movement settled down during the first quarter of 2008. Municipal performance was driven more by interest rate and yield curve movements than it was by credit events. In spite of marginal pressure on state budgets in the wake of recessionary trends, the strength of underlying credits generally remained unchanged, as default risk did not increase and broad issuer fundamentals remained strong.

California underperformed the overall municipal market over the reporting period. A large budget deficit, housing market declines and negative headlines from pressured local municipalities negatively impacted the state’s bonds, causing spreads to widen 30-40 bps off of their previous tight levels.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income that is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax, is exempt from California State personal income tax and is consistent with preservation of capital.
  Factors Affecting Performance

The majority of the Fund’s underperformance stemmed from its overweight to BBB-rated bonds, as they lagged AAA-rated securities over the reporting period. Additionally, being an all-California fund hurt our relative performance, as the California market underperformed the overall national market during the reporting period.
  Outlook

We believe global economic growth is poised to slow over the next 12 months as the U.S. economy works through multiple shocks, including the housing slowdown, rising oil and gas prices and a massive credit contraction. We expect U.S. GDP growth of 1% over

PORTFOLIO RESULTS

the next 12 months, below the consensus forecast of 1.5%. With fiscal stimulus likely to boost third-quarter growth, our U.S. forecast is effectively a call for a recession during the first-half of 2008. We expect growth outside of the U.S. to fall below trend but not into a recession. Inflation is rising due to higher commodity and food prices, but is likely to ease as global growth slows.

We believe municipal fundamentals remain favorable while the technical backdrop should improve. Though municipal securities rallied slightly at the end of the first quarter of 2008, they remain attractively valued versus equal maturity Treasuries. In addition, municipal credit spreads remain wide. For these two reasons, we believe the asset class is poised to outperform Treasuries over the balance of 2008. We expect volatility will continue in the near-term, as the issues related to the monoline insurers and auction rate securities play out. However, the dust has seemingly begun to settle on the ratings front for insurers, while auctions will simply need to be reissued into either the Variable Rate Demand Note (VRDN) or the fixed-rate market (VRDNs are long-term bonds whose interest rates are reset at periodic intervals). In our opinion, the municipal market has fallen too far as a result of negative headline risk. In general, we believe that municipal securities are cheap on a historical basis and credit spreads appear to be too wide compared to the strength of credit fundamentals.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

May 1, 2008

FUND BASICS
California AMT-Free Municipal Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Lehman Brothers		30-Day
November 1, 2007–	Fund Total Return	Aggregate Municipal	30-Day Taxable	Standardized
March 31, 2008	(based on NAV)[1]	Bond Index[2]	Equivalent Yield[3]	Yield[4]

Class A	-0.98%	0.30%	5.49%	3.57%
Class C	-1.39	0.30	4.58	2.98
Institutional	-0.94	0.30	6.26	4.07

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2008 federal income tax rate of 35%.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-5.07%	-0.07%	11/1/05
Class C	-2.36	1.08	11/1/05
Institutional	-0.39	2.21	11/1/05

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.87%	1.16%
Class C	1.62	1.91
Institutional	0.53	0.82

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on November 1, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs California AMT-Free Municipal Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) (with dividends reinvested), is shown. Effective June 1, 2007, the Fund’s benchmark was changed from the Lehman Brothers CA 1-10 Year Municipal Bond Index to the Lehman Brothers Aggregate Municipal Bond Index. In the Investment Adviser’s opinion, the Lehman Brothers Aggregate Municipal Bond Index is a more appropriate benchmark against which to measure the Fund’s performance. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class C and Institutional Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
California AMT-Free Municipal Fund’s Lifetime Performance
Performance of a $10,000 Investment with distributions reinvested from November 1, 2005 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Since Inception
Class A (commenced November 1, 2005)
Excluding sales charges	-0.63%	1.84%
Including sales charges	-5.07%	-0.07%

Class C (commenced November 1, 2005)
Excluding contingent deferred sales charges	-1.38%	1.08%
Including contingent deferred sales charges	-2.36%	1.08%

Institutional Class (commenced November 1, 2005)	-0.39%	2.21%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 89.7%

Alabama – 1.6%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
$3,405,000	5.375%	12/01/16	$3,464,894
4,425,000	5.500	12/01/21	4,374,467
5,775,000	5.625	12/01/26	5,545,790
12,100,000	5.750	12/01/36	11,311,927
Butler Industrial Development Board Solid Waste Disposal RB Refunding for Georgia Pacific Corp. Project Series 2004 (AMT)(B)
5,000,000	5.750	09/01/28	3,999,900
Courtland Industrial Development Board Environmental Improvements RB Refunding for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
4,315,000	5.000	08/01/27	3,578,214
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
5,000,000	5.000	06/01/25	4,353,550
Courtland Industrial Development Board Solid Waste Disposal RB Refunding for International Paper Co. Projects Series 2005 A (AMT) (BBB/Baa3)
13,400,000	5.200	06/01/25	11,628,788
Courtland Industrial Development Board Solid Waste Disposal RB Refunding for International Paper Co. Projects Series 2005 B (AMT) (BBB/Baa3)
2,305,000	5.200	06/01/25	2,000,325
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A
6,900,000	5.375	08/01/15	6,742,404
7,600,000	6.000	08/01/25	7,095,436
5,000,000	6.000	08/01/35	4,471,850
Tuscaloosa Educational Building Authority RB for Stillman College Project Series 2007 A (BBB-)
22,365,000	5.250	06/01/37	18,158,367
Tuskegee City Alabama GO Bonds Series 2007 (ACA)
300,000	4.400	01/01/22	243,936
500,000	4.625	01/01/27	384,090
500,000	4.625	01/01/32	368,435

			87,722,373

Alaska – 0.3%
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2000 (AAA/Aaa)(a)
3,910,000	6.200	06/01/10	4,091,150
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2006 A (Baa3)
15,090,000	5.000	06/01/32	12,639,233

			16,730,383

Arizona – 2.1%
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 A (BB+/Baa3)
5,000,000	5.850	03/01/28	4,687,200
Apache County IDA PCRB for Tuscon Electric Power Co. Project Series 1998 B (BB+/Baa3)
5,000,000	5.875	03/01/33	4,582,150
Arizona Health Facilities Authority Adjustable RB for Phoenix Childrens Hospital Series 2007 A(b)(e)
63,500,000	3.210	02/02/15	60,963,175
Gila County IDA RB Refunding for Environmental Asarco, Inc. Series 1998(c)
6,750,000	5.550	01/01/27	7,242,682
Pima County IDA RB for Tuscan Electric Power Series 2008 A (BB+/Baa3)
26,495,000	6.375	09/01/29	26,324,902
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
600,000	5.000	01/01/20	577,260
1,000,000	5.000	01/01/21	949,260
2,000,000	5.000	01/01/26	1,838,520
3,000,000	5.000	01/01/32	2,671,170
Yavapai County IDA Hospital Facilities RB for Regional Medical Center Series 2003 A (Baa2)
1,250,000	6.000	08/01/33	1,218,138
Yuma County IDA Water & Sewer Exempt Facilities RB Refunding Series 2007 A (AMT)
7,750,000	6.375	12/01/37	7,156,040

			118,210,497

Arkansas – 0.2%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (B2)
3,010,000	5.600	10/01/26	2,414,712
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 A (BBB/Baa2)
1,850,000	5.000	02/01/35	1,633,735
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
6,325,000	5.000	02/01/25	5,934,052

			9,982,499

California – 8.4%
Abag Finance Authority for Non-Profit Corps. RB for Sansum-Santa Barbara Series 2002 A (CA MTG INS) (A+)
1,500,000	5.500	04/01/21	1,542,135
2,750,000	5.600	04/01/26	2,803,103
ABC Unified School District GO Bonds Series 2001 C (FGIC) (A+/A1)(d)
1,535,000	0.000	08/01/26	542,131
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (FSA) (AAA/Aaa)(d)
20,490,000	0.000	09/01/29	6,955,740
7,055,000	0.000	09/01/30	2,257,318
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (FSA) (AAA/Aaa)(d)
1,015,000	0.000	08/01/25	401,128
California County Tobacco Securitization Agency RB for Alameda County Asset Backed Bonds Series 2002 (Baa3)
555,000	5.750	06/01/29	538,394

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 A (BBB)(d)
$78,325,000	0.000%	06/01/46	$4,857,716
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 B (BBB-)(d)
6,550,000	0.000	06/01/46	395,882
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 C (BB+)(d)
42,250,000	0.000	06/01/55	1,035,970
California County Tobacco Securitization Agency RB for Capital Appreciation Bonds Stanislaus Subseries 2006 D(d)
98,000,000	0.000	06/01/55	1,950,200
California County Tobacco Securitization Agency RB for Kern County Corp. Asset Backed Bonds Series 2002 B (BBB)
195,000	6.000	06/01/29	194,809
California Educational Facilities Authority RB for Golden Gate University Series 2005 (Baa3)
2,000,000	5.000	10/01/36	1,792,400
California Housing Finance Agency RB for Home Mortgage Series 2007 M (AMT) (AA-/Aa2)
28,730,000	4.750	08/01/42	24,031,208
California Municipal Finance Authority RB for University Students Cooperation Association Series 2007 (BBB-)
2,000,000	5.000	04/01/37	1,681,160
California Pollution Control Financing Authority PCRB Refunding for Pacific Gas RMKT 06/01/07 Series 2004 D (FGIC) (A/A3)
10,000,000	4.750	12/01/23	8,892,500
California Statewide Communities Development Authority RB BANS for Golden Gate Park Series 2005 (LOC-First Republic Bank)
26,500,000	6.000	12/01/11	26,905,450
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A
7,440,000	5.400	11/01/27	6,970,090
6,000,000	5.500	11/01/38	5,511,240
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2007 B (A+)(e)
42,250,000	3.948	02/01/36	29,997,500
California Statewide Communities Development Authority RB for Notre Dame De Namur University Series 2003
3,000,000	6.625	10/01/33	3,075,390
California Statewide Communities Development Authority Lease RB for United Airlines Special Facilities Series 1997 A (GTY AGMT)(c)
62,000,000	5.700	10/01/33	14,963,700
California Statewide Communities Development Authority RB for Valleycare Health Systems Series 2007 A
5,605,000	4.800	07/15/17	5,233,276
1,000,000	5.000	07/15/22	888,140
4,915,000	5.125	07/15/31	4,068,391
California Statewide Communities Development Authority Variable RB for Kaiser Permanente RMKT 08/01/06 Series 2001 C (A+)
3,750,000	5.250	08/01/31	3,661,013
California Statewide Financing Authority Tobacco Settlement RB for Asset Backed Pooled Tobacco Security Series 2002 A (Baa3)
3,000,000	6.000	05/01/37	2,861,370
California Statewide Financing Authority Tobacco Settlement RB for Capital Appreciation Turbo Pooled Program Series 2006 A (BBB)(d)
301,950,000	0.000	06/01/46	18,726,939
California Statewide Financing Authority Tobacco Settlement RB for Capital Appreciation Turbo Pooled Program Series 2006 B (BBB-)(d)
35,000,000	0.000	06/01/46	2,115,400
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (FGIC) (Baa3)(d)
6,720,000	0.000	09/01/33	1,507,162
Chino Community Facilities District Special Tax No. 03-3 Improvement Area 1 Series 2004
1,300,000	5.700	09/01/29	1,204,606
Del Mar Race Track Authority RB Series 2005 (BBB-)
2,300,000	5.000	08/15/25	2,092,149
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (AMBAC/TCRS/BNY) (AAA/Aaa)
11,085,000	5.000	06/01/45	10,477,985
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 B (BBB)(d)
655,855,000	0.000	06/01/47	39,574,291
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 C (BBB-)(d)
307,000,000	0.000	06/01/47	17,370,060
Hawthorne Community Redevelopment Agency Tax Allocation for Hawthorne Plaza Project Series 2001
2,375,000	6.875	07/01/20	2,413,166
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-1 (BBB)(d)
101,195,000	0.000	06/01/36	13,656,265
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 C-2 (BBB)(d)
211,235,000	0.000	06/01/47	12,179,810
Inland Empire Tobacco Securitization Authority RB Capital Appreciation for Turbo Asset Backed Bonds Series 2007 D (BBB-)(d)
360,660,000	0.000	06/01/57	9,041,746
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
1,435,000	5.050	09/01/30	1,158,490
690,000	5.050	09/01/35	543,251

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Los Angeles Regional Airports Improvement Corp. Lease RB Refunding for Facilities Sublease Continental Airlines Series 1994 (AMT)(B)
$935,000	9.250%	08/01/24	$880,312
Los Angeles Regional Airports Improvement Corp. Lease RB Refunding for Facilities Sublease LA International Airport Series 2002 A (B/Caa1)
5,000,000	7.125	12/01/24	4,878,200
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B/Caa1)
70,425,000	7.500	12/01/24	70,853,184
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B/Caa1)
11,520,000	7.000	12/01/12	11,645,914
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (MBIA) (AAA)(d)
1,155,000	0.000	08/01/26	418,976
1,275,000	0.000	08/01/27	432,710
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (FGIC) (A+/A2)(d)
960,000	0.000	08/01/24	419,174
Moorpark Community Facilities District No. 2004-1 Special Tax for Moorpark Highlands Series 2006
4,475,000	5.300	09/01/38	3,715,637
Murrieta Community Facilities District Special Tax for No. 3 Creekside Village Improvement Area 1 Series 2005
1,660,000	5.200	09/01/35	1,372,588
Oxnard Union High School District GO Bonds Refunding Series 2001 A (MBIA) (AAA/Aaa)
225,000	5.800	02/01/18	241,241
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (FGIC) (A+/A2)(d)
1,735,000	0.000	08/01/25	651,857
Sacramento County Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007 B (FGIC) (AA/Aa3)(e)
25,230,000	2.591	12/01/35	17,410,466
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (FGIC) (A/A3)(d)
1,365,000	0.000	08/01/25	521,567
San Joaquin Hills Transportation Corridor Agency Toll Road RB for Capital Appreciation Series 1997 A (MBIA) (AAA/Aaa)(d)
38,475,000	0.000	01/15/26	13,193,462
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (FGIC) (A+/A1)(d)
1,515,000	0.000	08/01/24	635,724
1,530,000	0.000	08/01/25	599,592
San Mateo Union High School District GO Bonds Capital Appreciation for Election of 2000 Series 2002 B (FGIC) (AA-/Aa3)(d)
960,000	0.000	09/01/26	343,555
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 A (BBB+)(d)
17,000,000	0.000	06/01/36	2,235,330
15,000,000	0.000	06/01/41	1,360,800
73,990,000	0.000	06/01/47	4,266,263
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 B (BBB)(d)
13,505,000	0.000	06/01/47	758,441
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 C (BB+)(d)
160,600,000	0.000	06/01/56	3,555,684
Silicon Valley Tobacco Securitization Authority RB Capital Appreciation for Turbo Santa Clara Series 2007 D (B+)(d)
82,250,000	0.000	06/01/56	1,499,418
Temecula Valley Unified School District Community Facilities District Special Tax No. 02-2 Series 2005
1,000,000	5.125	09/01/35	852,100
Tobacco Securitization Authority Northern California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
4,650,000	5.500	06/01/45	3,946,873
University of California Regents Medical Center RB Index Series 2007 C2 (AA-/Aa2)(e)
10,000,000	2.844	05/15/47	7,225,500
Valley Health System COPS Refunding Project Series 1993(C)
19,715,000	6.875	05/15/23	13,209,050
Valley Health System Hospital RB for Refunding & Improvement Project Series 1996 A(C)
2,040,000	6.500	05/15/15	1,366,800
5,770,000	6.500	05/15/25	3,865,900
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (FGIC) (A-/Baa3)(d)
1,125,000	0.000	08/01/25	426,251

			468,851,243

Colorado – 1.1%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
6,850,000	5.000	12/01/35	5,736,943
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa1)
8,200,000	5.000	03/01/25	7,540,064
Colorado Health Facilities Authority RB for Hospital Valley View Association Project Series 2007 (BBB)
8,000,000	5.250	05/15/42	6,876,240
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006
4,500,000	6.125	12/01/37	3,837,600
Denver City & County Special Facilities Airport RB Refunding for United Air Lines Project Series 2007 A (B/Caa1)
10,000,000	5.250	10/01/32	7,566,400
25,000,000	5.750	10/01/32	20,317,750
Eagle Bend Metropolitan District No. 2 GO Bonds Refunding Series 2004 (Radian) (AA/Aa3)
1,000,000	5.000	12/01/20	994,370

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – (continued)
McKay Landing Metropolitan District No. 2 GO Bonds Limited Tax Series 2000(a)
$1,500,000	7.500%	12/01/10	$1,691,805
McKay Landing Metropolitan District No. 2 GO Bonds Refunding Subseries 2004 A(a)
2,000,000	7.500	12/01/10	2,263,000
Park Meadows Business Improvement District RB Series 2007
475,000	5.300	12/01/27	436,877
720,000	5.350	12/01/31	654,444
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B
1,750,000	6.625	12/01/40	1,591,502

			59,506,995

Connecticut – 0.0%
Connecticut State Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Ba3)
1,015,000	5.500	07/01/09	1,006,494
695,000	5.875	07/01/22	638,031

			1,644,525

Delaware – 0.1%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A
6,847,000	5.450	07/01/35	5,818,581
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B
300,000	5.125	07/01/35	268,647

			6,087,228

District of Columbia – 0.2%
District of Columbia RB for Friendship Public Charter School RB Series 2006 (ACA) (BBB)
900,000	4.000	06/01/16	844,272
1,000,000	5.000	06/01/26	895,310
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
1,430,000	6.250	05/15/24	1,435,792
6,000,000	6.500	05/15/33	5,918,820
District of Columbia Tobacco Settlement Financing Corp. RB for Capital Appreciation Asset Backed Bonds Series 2006 C (BB)(d)
27,000,000	0.000	06/15/55	625,050

			9,719,244

Florida – 28.1%
Aberdeen Community Development District Special Assessment Series 2006-1
2,115,000	5.250	11/01/15	1,858,049
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A
4,680,000	6.300	05/01/35	4,190,987
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A
1,930,000	5.375	05/01/37	1,469,270
Anthem Park Community Development District RB for Capital Improvement Series 2004
2,725,000	5.800	05/01/36	2,256,409
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-1
40,645,000	5.500	05/01/36	32,200,188
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 A-2
27,610,000	5.250	05/01/36	21,049,588
Arborwood Community Development District Special Assessment for Capital Improvement Centex Homes Project Series 2006 B-2
5,630,000	5.100	05/01/16	4,908,684
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A
27,800,000	5.350	05/01/36	21,690,394
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005
5,770,000	5.500	05/01/14	5,238,064
Ballantrae Community Development District Special Assessment for Capital Improvement Series 2004
4,800,000	6.000	05/01/35	4,694,208
Bay Laurel Center Community Development District Special Assessment Indigo Series 2006
1,745,000	5.450	05/01/37	1,369,755
Baywinds Community Development District Special Assessment Series 2006 A
1,000,000	5.250	05/01/37	753,070
Baywinds Community Development District Special Assessment Series 2006 B
7,175,000	4.900	05/01/12	6,592,677
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A
7,000,000	6.000	05/01/33	6,954,710
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B
9,780,000	5.800	05/01/34	9,460,683
Belmont Community Development District Special Assessment for Capital Improvement Series 2006 B
9,935,000	5.125	11/01/14	8,830,923
Bluewaters Community Development District Special Assessment Series 2004
2,925,000	6.000	05/01/35	2,863,546
Bonita Springs Vasari Community Development District Special Assessment for Capital Improvement Series 2001 A
7,395,000	6.950	05/01/32	7,695,237
Bonnet Creek Resort Community Development District Special Assessment RB Series 2002
10,000,000	7.375	05/01/34	10,231,000
2,000,000	7.500	05/01/34	2,057,380
Boyton Village Community Development District Special Assessment Series 2007 A-1
1,600,000	5.750	05/01/37	1,308,944

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Brandy Creek Community Development District Special Assessment Series 2003 A
$3,350,000	6.350%	05/01/34	$3,436,162
Bridgewater Community Development District Special Assessment Series 2004 A
12,960,000	6.000	05/01/35	11,090,002
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005
3,450,000	5.750	05/01/35	3,234,478
Briger Community Development District Special Assessment Series 2002 A
2,810,000	6.750	05/01/33	2,973,767
Brighton Lakes Community Development District Special Assessment Series 2004 A
1,600,000	6.125	05/01/35	1,604,912
Brooks of Bonita Springs II Community Development District Special Assessment for Capital Improvement Series 2003 A
1,535,000	6.125	05/01/34	1,540,695
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-1
1,030,000	6.700	05/01/31	1,078,451
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-2
2,790,000	6.850	05/01/31	2,933,629
Capital Region Community Development District Special Assessment for Capital Improvement Series 2002 A
11,445,000	6.700	05/01/32	11,690,266
Catalina at Winkler Preserve Community Development District Special Assessment Series 2005
3,450,000	5.600	05/01/36	2,968,518
Cedar Pointe Community Development District Special Assessment for Capital Improvement Series 2005 A
5,820,000	5.375	05/01/35	4,567,420
Celebration Community Development District Special Assessment Series 2003 A
2,890,000	6.400	05/01/34	2,971,643
Century Gardens Community Development District Special Assessment Series 2004
2,275,000	5.900	05/01/34	2,178,699
CFM Community Development District Special Assessment for Capital Improvement Series 2004 B
1,625,000	5.875	05/01/14	1,454,001
Channing Park Community Development District Special Assessment Series 2007
5,240,000	5.300	05/01/38	3,985,492
Charlotte County IDA BANS Series 2007 (AMT)
30,500,000	5.750	10/01/08	30,676,595
Coconut Cay Community Development District Special Assessment Series 2006
2,955,000	5.375	05/01/36	2,395,855
Colonial Country Club Community Development District Special Assessment for Capital Improvement Series 2003
10,730,000	6.400	05/01/33	10,956,188
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005
1,550,000	5.000	05/01/15	1,362,512
16,110,000	5.300	05/01/35	12,499,588
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A
5,600,000	5.850	05/01/35	5,047,000
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B
735,000	5.000	05/01/11	713,384
Connerton West Community Development District Special Assessment for Capital Improvement Series 2004 A-1
2,895,000	5.950	05/01/35	2,460,171
Connerton West Community Development District Special Assessment for Capital Improvement Series 2004 A-2
2,135,000	5.850	05/01/24	1,866,609
1,590,000	5.950	05/01/36	1,348,384
Connerton West Community Development District Special Assessment for Capital Improvement Series 2007 B
7,000,000	5.125	05/01/16	6,101,690
Copper Oaks Community Development District Special Assessment Series 2005 A
3,510,000	5.450	05/01/35	2,926,919
Copper Oaks Community Development District Special Assessment Series 2005 B
260,000	4.875	05/01/10	250,245
Coronado Community Development District Special Assessment Series 2007
1,800,000	6.000	05/01/38	1,533,672
Cory Lakes Community Development District for Special Assessment Series 2001 A
485,000	8.375	05/01/17	500,404
Cory Lakes Community Development District for Special Assessment Series 2001 B
535,000	8.375	05/01/17	551,992
Country Greens Community Development District Special Assessment Series 2003
5,800,000	6.625	05/01/34	6,063,204
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 A
1,060,000	6.250	05/01/34	1,073,208
Covington Park Community Development District Special Assessment for Capital Improvement Series 2004 B
105,000	5.300	11/01/09	104,082
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C
3,895,000	7.050	05/01/15	3,943,882
Cutler Cay Community Development District Special Assessment Series 2004
4,325,000	6.125	05/01/24	4,335,812
2,480,000	6.300	05/01/34	2,508,024
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,685,000	6.000	05/01/34	1,676,322

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Double Branch Community Development District Special Assessment Series 2002 A
$10,570,000	6.700%	05/01/34	$10,855,073
Double Branch Community Development District Special Assessment Series 2005 A
950,000	5.350	05/01/34	846,203
Dupree Lakes Community Development District Special Assessment for Capital Improvement Series 2006 A
1,905,000	5.375	05/01/37	1,485,652
Durbin Crossing Community Development District Special Assessment Series 2005 A
47,660,000	5.500	05/01/37	38,182,332
Durbin Crossing Community Development District Special Assessment Series 2005 B-2
8,300,000	4.875	11/01/10	7,875,123
East Homestead Community Development District Special Assessment Series 2005
3,800,000	5.450	05/01/36	2,935,880
East Homestead Community Development District Special Assessment Series 2006 B
655,000	5.000	05/01/11	615,805
East Park Development District Special Assessment Series 2002
5,010,000	6.850	05/01/33	5,321,021
Easton Park Community Development District Special Assessment Series 2007
3,945,000	5.200	05/01/37	2,966,127
Enclave at Black Point Marina Community Development Special Assessment Series 2007 A
1,000,000	5.400	05/01/37	764,260
Enclave at Black Point Marina Community Development Special Assessment Series 2007 B
1,790,000	5.200	05/01/14	1,612,074
Escambia County Environmental Improvement RB Refunding for International Paper Co. Project Series 2006 A (BBB/Baa3)
6,000,000	5.000	08/01/26	5,014,860
Escambia County PCRB Refunding for International Paper Co. Series 2003 A (BBB/Baa3)
2,850,000	4.700	04/01/15	2,764,671
Fishhawk Community Development District II Special Assessment Series 2003 A
5,650,000	6.250	05/01/34	5,671,526
Fishhawk Community Development District II Special Assessment Series 2007 A
2,420,000	5.250	05/01/38	1,833,005
Fishhawk Community Development District II Special Assessment Series 2007 B
1,755,000	5.000	05/01/12	1,618,092
Fishhawk Community Development District II Tax Allocation Series 2004 A
2,360,000	6.125	05/01/34	2,332,907
Flora Ridge Educational Facilities Benefit District Special Assessment Series 2007
3,460,000	5.300	05/01/37	2,802,046
Forest Creek Community Development District Special Assessment for Capital Improvement Series 2005 B
1,795,000	4.850	05/01/11	1,681,215
Gateway Services Community Development District Special Assessment for Stoneybrook Project Series 2003
70,000	5.500	07/01/08	69,874
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 A
2,515,000	6.500	05/01/33	2,646,484
Gateway Services Community Development District Special Assessment for Sun City Center-Fort Meyers Project Series 2003 B
550,000	5.500	05/01/10	532,521
Gateway Services District Water & Sewer RB Refunding for Second Assessment Area — Phase 1 Series 2007 (Radian) (AA/Aa3)
2,315,000	5.250	05/01/20	2,352,202
Gateway Services District Water & Sewer RB Refunding Series 2003
2,000,000	6.000	10/01/19	2,033,260
Glen St. Johns Community Development District Special Assessment BANS Series 2006
6,400,000	5.250	05/01/38	4,872,768
Grand Hampton Community Development District Special Assessment for Capital Improvement Series 2003
5,180,000	6.150	05/01/34	4,916,079
Grand Hampton Community Development District Special Assessment for Capital Improvement Series 2005
3,935,000	5.500	05/01/36	3,137,100
Greyhawk Landing Community Development District Special Assessment Series 2002 A
2,920,000	7.000	05/01/33	3,092,514
Griffin Lakes Community Development District Special Assessment Series 2002 A
4,310,000	6.700	05/01/33	4,595,710
Habitat Community Development Special Assessment Series 2004
4,745,000	5.850	05/01/35	4,238,376
Halifax Hospital Medical Center RB Series 1999 A (AAA)(a)
955,000	7.250	10/01/10	1,080,239
Hammocks Community Development District Special Assessment Series 2005 A
6,020,000	5.500	05/01/37	4,649,126
Hammocks Community Development District Special Assessment Series 2005 B
860,000	4.875	11/01/10	811,548
Harbor Bay Community Development District Special Assessment for Capital Improvement Series 2001 A
2,230,000	7.000	05/01/33	2,302,966
Harbour Isles Community Development District Special Assessment Series 2004
4,195,000	6.125	05/01/35	3,651,706

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Harbourage at Braden River Community Development District Special Assessment for Capital Improvement Series 2003 A
$2,890,000	6.125%	05/01/34	$2,944,621
Heritage Harbor South Community Development District RB for Capital Improvement Series 2002 A
3,765,000	6.500	05/01/34	3,872,943
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 A
1,185,000	6.200	05/01/35	1,157,591
Heritage Harbor South Community Development District RB for Capital Improvement Series 2003 B
445,000	5.250	11/01/08	443,011
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005
8,755,000	5.600	05/01/36	7,014,068
Heritage Isle at Viera Community Development District Special Assessment Series 2004 A
3,140,000	6.000	05/01/35	3,057,920
Heritage Isle at Viera Community Development District Special Assessment Series 2004 B
515,000	5.000	11/01/09	505,895
Heritage Isle at Viera Community Development District Special Assessment Series 2005
7,100,000	5.550	05/01/37	5,651,742
Heritage Isle at Viera Community Development District Special Assessment Series 2006
4,660,000	5.000	11/01/13	4,219,397
Heritage Lake Park Community Development District Special Assessment Series 2004 B
2,715,000	5.100	11/01/09	2,633,957
Heritage Lake Park Community Development District Special Assessment Series 2005
1,700,000	5.700	05/01/36	1,450,100
Heritage Park Community Development District Special Assessment Series 2004 A
5,755,000	6.300	05/01/35	5,644,792
Highlands Community Development District Special Assessment Series 2005
3,740,000	5.550	05/01/36	2,948,205
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (Baa1)
2,700,000	5.625	03/01/24	2,732,967
Hypoluxo/Haverhill Community Development District Special Assessment Series 2002 A
1,330,000	6.750	05/01/33	1,430,402
Islands at Doral Florida Special Assessment Series 2003(a)
1,685,000	6.375	05/01/13	1,912,576
Islands at Doral Ne Community Development District Special Assessment Series 2004
2,735,000	6.250	05/01/34	2,737,926
Islands at Doral Townhomes Community Development District Special Assessment Series 2007 A
2,390,000	6.250	05/01/38	2,039,985
K-Bar Ranch Community Development District Special Assessment Series 2006
1,000,000	5.450	05/01/36	783,300
Killarney Community Development District Special Assessment Series 2004 A
2,470,000	6.000	05/01/35	2,328,420
Killarney Community Development District Special Assessment Series 2004 B
2,030,000	5.125	05/01/09	1,988,365
Laguna Lakes Community Development District RB Series 2003 A (AAA)(a)
2,355,000	6.400	05/01/13	2,668,333
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
2,115,000	7.450	05/01/22	2,181,771
3,370,000	7.500	05/01/32	3,473,661
Lakes by the Bay South Community Development District RB Series 2004 A
6,945,000	6.100	05/01/23	6,883,884
9,690,000	6.250	05/01/34	9,694,845
Lakes by the Bay South Community Development District RB Series 2004 B
3,455,000	5.300	05/01/09	3,428,535
Lakewood Ranch Community Development District No. 4 RB Series 2004
2,050,000	5.950	05/01/34	1,938,070
Lakewood Ranch Community Development District No. 5 Special Assessment Series 2001 A
8,270,000	5.700	05/01/36	6,732,359
Lakewood Ranch Community Development District No. 6 RB Series 2004 A
5,620,000	6.125	05/01/34	5,159,272
Lakewood Ranch Stewardship District BANS Series 2007
28,645,000	6.500	06/01/09	28,651,302
Lakewood Ranch Stewardship District Special Assessment for Country Club East Project Series 2006
22,690,000	5.400	05/01/37	17,341,059
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005
4,385,000	4.875	08/01/10	4,172,284
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B
8,480,000	5.000	05/01/13	7,696,957
Lakewood Ranch Stewardship District Special Assessment Series 2006 A
14,480,000	5.500	05/01/36	11,750,520
Landmark at Doral Community Development District Special Assessment Series 2006 A
4,000,000	5.500	05/01/38	2,867,800
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BBB-)
3,750,000	5.000	11/15/32	3,047,812
13,750,000	5.125	11/15/36	11,215,462

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB-)
$4,000,000	5.000%	11/15/22	$3,603,200
10,000,000	5.000	11/15/29	8,290,800
Legends Bay Community Development District RB Series 2007 A
2,725,000	5.875	05/01/38	2,288,891
Legends Bay Community Development District RB Series 2007 B
1,000,000	5.500	05/01/14	917,390
Lexington Oaks Community Development District Special Assessment Series 2002 A
2,500,000	6.700	05/01/33	2,619,775
Live Oak Community Development District No. 1 Special Assessment Series 2003 A
4,290,000	6.300	05/01/34	4,347,958
Live Oak Community Development District No. 1 Special Assessment Series 2003 B
160,000	5.300	05/01/08	159,918
Live Oak Community Development District No. 2 Special Assessment Series 2004 A
8,860,000	5.850	05/01/35	6,765,230
Live Oak Community Development District No. 2 Special Assessment Series 2004 B
7,680,000	5.000	11/01/09	7,347,533
Longleaf Community Development District Special Assessment Refunding Series 2005
5,885,000	5.400	05/01/30	4,700,114
Longleaf Community Development District Special Assessment Refunding Series 2006
2,860,000	5.375	05/01/30	2,446,730
Longleaf Community Development District Special Assessment Series 2001
620,000	7.250	05/01/09	618,010
Maple Ridge Community Development District Special Assessment Series 2000 A
1,455,000	7.150	05/01/31	1,523,894
Marshall Creek Community Development District Special Assessment Series 2002
2,765,000	6.625	05/01/32	2,883,148
Meadow Pines Community Development District Tax Allocation Series 2004 A
6,495,000	6.250	05/01/34	5,921,556
Meadow Pointe III Community Development District RB for Capital Improvement Series 2003 A
3,765,000	6.400	05/01/34	3,922,678
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A
955,000	6.000	05/01/35	969,000
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2003 A
2,625,000	6.300	05/01/34	2,640,593
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B
2,915,000	6.150	11/01/14	2,765,402
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005
4,455,000	5.250	05/01/15	4,039,259
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,350,000	6.800	05/01/31	4,385,278
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
440,000	6.950	05/01/31	444,105
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,420,000	6.850	05/01/31	1,482,622
Mediterra South Community Development District RB for Capital Improvement Series 2003 A
4,770,000	6.375	05/01/34	4,403,902
Mediterra South Community Development District RB for Capital Improvement Series 2003 B
1,715,000	5.500	05/01/10	1,667,872
Mediterranea Community Development District Special Assessment Series 2006 A
1,550,000	5.600	05/01/37	1,249,502
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+)
7,720,000	5.375	11/15/28	6,501,630
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Series 2001 A (BB+/Ba1)
3,510,000	6.125	11/15/11	3,606,244
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Series 2004 (BB+/Ba1)
13,600,000	6.750	11/15/29	13,386,208
Miami-Dade County Florida Aviation RB for Miami International Airport Series 2005 A (AMT) (CIFG) (A+/A1)
1,100,000	5.000	10/01/38	999,020
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (MBIA) (AAA/Aaa)
6,925,000	5.250	10/01/12	7,234,409
4,595,000	5.250	10/01/13	4,804,302
5,325,000	5.250	10/01/14	5,553,815
8,125,000	5.250	10/01/15	8,430,500
8,575,000	5.250	10/01/16	8,829,506
2,075,000	5.375	10/01/17	2,136,399
575,000	5.375	10/01/18	586,356
Middle Village Community Development District Special Assessment Series 2004 A
5,320,000	5.800	05/01/22	4,974,892
15,620,000	6.000	05/01/35	14,425,226
Middle Village Community Development District Special Assessment Series 2004 B
570,000	5.000	05/01/09	561,900
Middle Village Community Development District Special Assessment Series 2004 C
240,000	5.125	05/01/09	236,897

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Mira Lago West Community Development District Special Assessment for Capital Improvement Series 2005
$895,000	5.375%	05/01/36	$728,467
Montecito Community Development District Special Assessment Series 2006 A
1,900,000	5.500	05/01/37	1,508,619
Monterey/Congress Community Development District Special Assessment Series 2005 A
3,930,000	5.375	05/01/36	3,074,203
Monterra Community Development District Special Assessment Series 2005 A
25,445,000	5.500	05/01/36	18,197,246
Monterra Community Development District Special Assessment Series 2005 B
30,000,000	5.000	11/01/10	27,547,500
Monterra Community Development District Special Assessment Series 2006 B
33,500,000	5.125	11/01/14	28,339,995
Narcoossee Community Development District Special Assessment Series 2002 A
4,665,000	6.850	05/01/33	4,753,075
Naturewalk Community Development District Special Assessment Series 2007 B
1,970,000	5.300	05/01/16	1,732,595
New Port Tampa Bay Community Development District Special Assessment Series 2006 A
1,000,000	5.875	05/01/38	635,880
New River Community Development District Special Assessment Series 2006 A
2,000,000	5.350	05/01/38	1,523,540
New River Community Development District Special Assessment Series 2006 B
5,500,000	5.000	05/01/13	4,983,880
North Springs Improvement District RB Refunding for Water Management Series 2005 A
2,555,000	5.375	05/01/24	2,036,309
North Springs Improvement District RB Refunding for Water Management Series 2005 B
5,880,000	5.500	05/01/35	4,307,335
North Springs Improvement District Special Assessment for Heron Bay North Assessment Area Series 2006 A
2,550,000	5.200	05/01/27	1,867,085
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 A-2
3,945,000	5.500	05/01/26	3,051,024
North Springs Improvement District Special Assessment for Parkland Golf Country Club Series 2005 B-1
1,360,000	5.125	05/01/15	1,178,916
Oak Creek Community Development District Special Assessment Series 2004
1,700,000	5.800	05/01/35	1,559,291
Oakmont Grove Community Development District Special Assessment Series 2007 A
3,000,000	5.400	05/01/38	2,237,460
Oakstead Community Development District Special Assessment Series 2006 A-1 (MBIA) (AAA/Aaa)
2,000,000	4.500	05/01/32	1,803,680
Orange County Health Facilities Authority RB for 1st Mortgage Orlando Lutheran Tower Series 2007
1,000,000	5.500	07/01/32	845,350
1,750,000	5.500	07/01/38	1,446,060
Orange County Health Facilities Authority RB for Orlando Lutheran Healthcare Series 2005
1,100,000	5.375	07/01/20	1,005,697
1,000,000	5.700	07/01/26	898,390
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
1,865,000	4.750	11/15/36	1,627,586
Orlando Urban Community Development District Special Assessment for Capital Improvement Series 2001 A(a)
7,545,000	6.950	05/01/11	8,403,395
Orlando Urban Community Development District Special Assessment for Capital Improvement Series 2004
930,000	6.000	05/01/20	860,659
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B
5,055,000	5.125	05/01/09	4,951,322
Palm Beach County Plantation Community Development District Special Assessment Series 2004 A
6,870,000	6.250	05/01/34	6,889,030
Panther Trace Community Development District Special Assessment Series 2002 A (AAA)(a)
1,625,000	7.250	05/01/12	1,861,584
Panther Trace II Community Development District Special Assessment Series 2005 A
6,655,000	5.600	05/01/35	5,530,172
Panther Trails Community Development District Special Assessment Series 2005
3,705,000	5.600	05/01/36	3,396,114
Park Place Community Development District Special Assessment Series 2003
4,315,000	6.375	05/01/34	4,184,212
Parker Road Community Development District Special Assessment Series 2007 A
2,500,000	5.600	05/01/38	2,015,625
Parklands Lee Community Development District Special Assessment Series 2004 A
3,830,000	5.800	05/01/35	3,291,540
Parklands Lee Community Development District Special Assessment Series 2004 B
250,000	5.125	05/01/11	238,465
Parklands West Community Development District Special Assessment Series 2001 A
3,205,000	6.900	05/01/32	3,384,736
Parkway Center Community Development District Special Assessment Series 2000 A
472,611	8.250	05/01/31	500,339

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Paseo Community Development District Capital Improvement RB Series 2005 A
$10,470,000	5.400%	05/01/36	$8,221,463
Pier Park Community Development District RB for Capital Improvement Series 2002-1
10,125,000	7.150	05/01/34	10,366,481
Pine Island Community Development District RB Series 2004
3,345,000	5.300	11/01/10	3,199,927
Pine Island Community Development District Special Assessment Series 2004
14,670,000	5.750	05/01/35	13,737,135
Poinciana Community Development District Special Assessment Series 2000 A
5,475,000	7.125	05/01/31	5,590,522
Portico Community Development District Special Assessment for Capital Improvement Series 2006
4,655,000	5.450	05/01/37	3,677,310
Renaissance Community Development District Special Assessment for Capital Improvement Series 2002 A
6,925,000	7.000	05/01/33	7,153,594
Renaissance Community Development District Special Assessment for Capital Improvement Series 2002 B
185,000	6.250	05/01/08	184,843
Reunion East Community Development District Special Assessment Series 2002 A
18,355,000	7.200	05/01/22	19,250,357
2,450,000	7.375	05/01/33	2,544,815
Ridgewood Trails Community Development District Special Assessment Series 2007 A
2,305,000	5.650	05/01/38	1,853,520
River Hall Community Development District Special Assessment for Capital Improvement Series 2005
6,895,000	5.450	05/01/36	5,241,924
Rivercrest Community Development District Special Assessment Series 2001 (AAA)(a)
5,215,000	7.000	05/01/11	5,945,830
Riverside Park Community Development District Special Assessment Series 2004
1,900,000	6.125	05/01/34	1,902,584
Riverwood Estates Community Development District Special Assessment Series 2006 A
9,370,000	5.350	05/01/37	7,241,886
Saddlebrook Community Development District Special Assessment Series 2001 A
4,770,000	6.900	05/01/33	5,038,503
Saddlebrook Community Development District Special Assessment Series 2001 B
5,000	6.250	05/01/09	5,017
Sail Harbour Community Development District Special Assessment Series 2005 A
4,795,000	5.500	05/01/36	4,362,635
Sampson Creek Community Development District Special Assessment Series 2000 A (AA)(a)
2,110,000	6.950	05/01/10	2,281,838
Sandy Creek Community Development District Special Assessment Refunding Series 2007 A
7,430,000	5.700	05/01/37	6,056,565
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B
9,000,000	5.500	05/01/15	8,157,330
Seven Oaks Community Development District II RB Series 2003 A
4,435,000	6.400	05/01/34	4,391,448
Seven Oaks Community Development District II Special Assessment Series 2004 B
1,765,000	5.000	05/01/09	1,728,253
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006
1,795,000	5.750	05/01/15	1,638,566
4,000,000	6.100	05/01/25	3,524,800
15,000,000	6.125	05/01/37	12,837,000
Six Mile Creek Community Development District Special Assessment Series 2007
1,500,000	5.650	05/01/22	1,202,070
South Bay Community Development District Special Assessment for Capital Improvement Series 2005 B-1
230,000	5.125	11/01/09	218,840
South Fork Community Development District RB Series 2003
2,380,000	6.150	05/01/33	2,391,805
South Fork Community Development District RB Series 2004 A-1
495,000	5.900	05/01/34	438,719
South Fork Community Development District RB Series 2004 A-2
1,750,000	5.900	05/01/35	1,548,313
South Fork East Community Development District Special Assessment for Capital Improvement Series 2007 A
1,830,000	6.500	05/01/38	1,654,558
South Village Community Development District RB for Capital Improvement Series 2005 A
4,135,000	5.700	05/01/35	3,525,708
Southern Hills Plantation I Community Development District RB for Capital Improvement Series 2004
8,060,000	5.800	05/01/35	6,681,821
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004
3,320,000	5.850	05/01/34	2,778,740
Spicewood Community Development District Special Assessment Series 2003 A
2,885,000	6.100	05/01/34	2,862,497
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 A
4,840,000	6.125	05/01/34	4,774,612
St. Johns Forest Community Development District RB for Capital Improvement Series 2003 B
325,000	5.300	05/01/10	317,697
St. Lucie County School Board COPS Series 2007 (MBIA) (Aaa)
1,835,000	4.500	08/15/32	1,639,903

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Sterling Hill Community Development District Special Assessment Series 2003 B
$645,000	5.500%	11/01/10	$640,743
Stonegate Community Development District Special Assessment Series 2004
2,235,000	6.125	05/01/34	2,240,588
Stonelake Ranch Community Development District Special Assessment Series 2004 A
3,445,000	5.900	05/01/34	3,198,958
Stoneybrook South Community Development District Special Assessment Series 2007 A
3,000,000	5.800	05/01/39	2,487,570
Summerville Community Development District Special Assessment Series 2006
1,000,000	5.500	05/01/36	795,230
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2002 (AMT)
6,590,000	6.800	10/01/32	6,520,278
Sumter County IDA RB for North Sumter Utility Co. LLC Project Series 2003 (AMT)
4,465,000	6.900	10/01/34	4,476,207
Sumter Landing Community Development District Recreational RB Subseries 2005 B
6,400,000	5.700	10/01/38	5,194,240
Tern Bay Community Development District Special Assessment for Capital Improvement Series 2005 B
100,000	5.000	05/01/15	74,554
The Quarry Community Development District Special Assessment Series 2005 A-2
4,440,000	5.250	05/01/36	3,441,533
Thousand Oaks Community Development District Special Assessment Series 2005 A-1
4,640,000	5.350	05/01/35	4,198,365
Thousand Oaks Community Development District Special Assessment Series 2005 A-2
970,000	5.350	05/01/36	876,356
Tisons Landing Community Development District Special Assessment Series 2005 A
2,565,000	5.625	05/01/37	2,070,237
Tisons Landing Community Development District Special Assessment Series 2005 B
4,000,000	5.000	11/01/11	3,738,440
Tolomato Community Development District Special Assessment Series 2006
56,735,000	5.400	05/01/37	47,658,535
Tomoka Community Development District RB Series 2004 A
7,935,000	6.100	05/01/35	6,883,851
Town Center at Palm Coast Community Development District Special Assessment for Capital Improvement Series 2005
9,255,000	6.000	05/01/36	7,894,145
Trails Community Development District Special Assessment Series 2007
8,000,000	5.375	05/01/38	6,157,600
University Place Community Development District Special Assessment Series 2001 A
1,625,000	7.000	05/01/32	1,721,005
Venetian Community Development District RB for Capital Improvement Series 2002 A
3,735,000	6.750	05/01/34	3,828,001
Verano Center Community Development District Special Assessment for Community Infrastructure Project Series 2006 B
8,470,000	5.000	11/01/12	7,713,629
6,875,000	5.000	11/01/13	6,140,269
Verona Walk Community Development District RB for Capital Improvement Series 2004
6,700,000	5.850	05/01/35	6,427,645
Village Center Community Development District Recreational RB Subseries 1998 B
1,705,000	8.250	01/01/17	1,725,920
Village Center Community Development District Recreational RB Subseries 1998 C
2,020,000	7.375	01/01/19	2,067,672
Village Center Community Development District Recreational RB Subseries 2003 B
4,005,000	6.350	01/01/18	4,158,351
Village Center Community Development District Recreational RB Subseries 2004 B
5,570,000	5.875	01/01/15	5,595,566
Village Community Development District No. 3 Special Assessment Series 2002
6,100,000	6.500	05/01/32	6,369,620
Village Community Development District No. 4 RB Series 2002
3,165,000	6.875	05/01/22	3,338,917
4,960,000	6.950	05/01/32	5,240,389
Village Community Development District No. 4 Special Assessment Series 2000
2,010,000	7.150	05/01/18	2,112,510
Village Community Development District No. 4 Special Assessment Series 2003
445,000	6.500	05/01/33	464,900
Village Community Development District No. 5 Special Assessment Series 2002 A
14,165,000	6.500	05/01/33	14,798,459
Village Community Development District No. 5 Special Assessment Series 2003 A
3,125,000	6.000	05/01/22	3,177,219
18,935,000	6.100	05/01/34	19,182,859
Village Community Development District No. 6 Special Assessment Series 2004
18,010,000	5.800	05/01/35	17,887,352
Village Community Development District No. 6 Special Assessment Series 2007
24,295,000	5.250	05/01/37	22,331,235
Village Community Development District No. 7 Special Assessment Series 2006
86,290,000	5.375	05/01/36	78,356,497

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Villages of Westport Community Development District RB for Capital Improvement Series 2005 A
$3,130,000	5.400%	05/01/20	$2,682,567
12,700,000	5.700	05/01/35	10,365,867
Villasol Community Development District RB Series 2003 A
4,015,000	6.600	05/01/34	4,146,210
Villasol Community Development District RB Series 2003 B
190,000	5.375	05/01/08	189,719
Vizcaya Community Development District BANS Series 2007 A
15,000,000	7.000	12/20/08	15,028,800
Walnut Creek Community Development District Special Assessment Series 2000 A
3,545,000	7.300	05/01/21	3,724,767
Waterlefe Community Development District RB for Capital Improvement Series 2001 A
885,000	6.950	05/01/31	935,958
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B
1,000,000	5.000	11/01/12	924,960
Wentworth Estates Community Development District Special Assessment Series 2006 B
7,725,000	5.125	11/01/12	7,069,302
West Villages Improvement District Revenue Special Assessment Series 2007
10,000,000	5.500	05/01/38	7,939,900
West Villages Improvement District Revenue Special Assessment Unit of Development No. 3 Series 2006
12,500,000	5.500	05/01/37	9,912,625
Westchester Community Development District No. 1 Special Assessment for Community Infrastructure Series 2003
4,200,000	6.000	05/01/23	3,723,006
24,240,000	6.125	05/01/35	20,871,125
World Commerce Community Development District Special Assessment Series 2004 A-1
925,000	6.250	05/01/22	847,208
500,000	6.500	05/01/36	453,585
World Commerce Community Development District Special Assessment Series 2004 A-2
2,885,000	6.125	05/01/35	2,499,160
World Commerce Community Development District Special Assessment Series 2007
3,500,000	5.500	05/01/38	2,740,115
Wyndam Park Community Development District Special Assessment Series 2003
2,460,000	6.375	05/01/34	2,586,124
Zephyr Ridge Community Development District Special Assessment for Capital Improvement Series 2006 B
2,000,000	5.250	05/01/13	1,837,220

			1,567,741,229

Georgia – 0.3%
Atlanta Tax Allocation for Eastside Project Series 2005 A (AMT)
1,230,000	5.625	01/01/16	1,215,560
Atlanta Tax Allocation for Eastside Project Series 2005 B
1,085,000	5.400	01/01/20	1,008,095
3,750,000	5.600	01/01/30	3,288,562
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB/Baa2)
3,675,000	5.500	01/01/34	3,153,003
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
5,845,000	4.850	06/01/09	5,836,174
Fulton County Development Authority RB for Delta Airlines, Inc. Project Series 1998(c)
3,900,000	5.450	05/01/23	527,670
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A
2,530,000	5.250	11/01/28	2,161,025
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A
1,750,000	6.125	02/15/34	1,579,498

			18,769,587

Guam – 0.3%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-)
1,000,000	5.000	10/01/15	1,052,290
1,000,000	5.000	10/01/17	1,034,260
2,825,000	5.000	10/01/23	2,747,821
Guam Government GO Bonds Series 2007 A (B)
7,000,000	5.000	11/15/23	6,082,720
7,000,000	5.125	11/15/27	6,081,250
Guam Government GO Bonds Unrefunded Balance Series 1993 A (B)
1,925,000	5.375	11/15/13	1,924,788

			18,923,129

Hawaii – 0.2%
Hawaii County Improvement District No. 17 Special Assessment Kaloko Subdivision Series 2001
2,200,000	7.375	08/01/11	2,219,448
Hawaii State Department of Transportation Special Facilities RB for Continental Airlines, Inc. Series 1997 (AMT) (B/B3)
10,045,000	5.625	11/15/27	8,055,286

			10,274,734

Idaho – 0.1%
Madison County Hospital Revenue COPS Series 2006 (BBB-)
1,300,000	5.250	09/01/20	1,231,776
1,000,000	5.250	09/01/26	885,480
3,335,000	5.250	09/01/37	2,761,113

			4,878,369

Illinois – 2.0%
Chicago Illinois Special Assessment for Lake Shore East Series 2003
4,000,000	6.750	12/01/32	4,016,520

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – (continued)
Chicago Illinois Tax Allocation for Central Loop Redevelopment Project Series 2000 A (ACA)
$2,000,000	6.500%	12/01/08	$2,046,040
Chicago Illinois Tax Allocation for Junior Lien Near South Redevelopment Project Series 2001 A (ACA)
100,000	4.750	11/15/08	100,333
Chicago O’Hare International Airport RB Refunding for American Airlines Series 2007 (Caa1)
26,000,000	5.500	12/01/30	17,206,280
Chicago Single Family Mortgage RB for Collateral Series 2001 A (FHLMC/FNMA/GNMA) (AMT) (AAA/Aaa)
1,640,000	6.250	10/01/32	1,674,374
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006
250,000	5.400	03/01/16	243,058
1,450,000	5.625	03/01/36	1,223,873
Illinois Finance Authority Multi-Family Housing RB for Covered Bridges Apartments Project Series 2006 (FNMA) (AAA)(b)
10,000,000	4.875	06/01/27	8,883,900
Illinois Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Ba1)(b)
6,050,000	5.500	02/28/14	5,880,479
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB)
2,500,000	5.000	02/15/15	2,403,450
6,000,000	5.375	02/15/25	5,181,600
4,000,000	5.625	02/15/37	3,283,720
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A
22,740,000	6.750	10/01/46	20,162,648
Illinois Finance Authority RB Refunding for Christian Home, Inc. Series 2007 A
4,500,000	5.750	05/15/31	3,878,145
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
5,600,000	5.125	01/01/25	4,951,128
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Series 2005 A (AMT) (BBB)
4,600,000	5.050	08/01/29	3,647,800
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-Senior Series 2004 A (B1)
6,905,000	5.000	06/01/24	5,160,245
7,760,000	5.125	06/01/35	5,560,506
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV-Subseries Series 2004 B (B3)
2,075,000	5.000	06/01/24	1,076,157
4,000,000	5.375	06/01/35	2,072,640
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A
1,805,000	6.250	03/01/34	1,690,924
Ottawa Illinois Health Care Facilities RB for Ottawa Community Hospital Series 2004 (Radian) (AA)
1,900,000	5.125	08/15/19	1,928,215
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006
4,750,000	6.000	03/01/36	4,202,087
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2
3,525,000	5.000	03/01/16	3,367,221
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006
4,200,000	5.750	03/01/36	3,541,692

			113,383,035

Indiana – 1.6%
Anderson Indiana Economic Development Revenue Refunding & Improvement RB for Anderson University Project Series 2007 (BBB-)
1,355,000	5.000	10/01/24	1,246,288
2,060,000	5.000	10/01/28	1,836,696
1,500,000	5.000	10/01/32	1,303,560
Delaware County Hospital Authority RB for Cardinal Health Systems Obligation Group Series 2006 (Baa2)
5,000,000	5.125	08/01/29	4,207,100
8,760,000	5.250	08/01/36	7,271,413
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligations Series 2006 A (A+/A2)
22,120,000	5.000	02/15/39	19,840,534
Indiana Health & Educational Facilities Financing Authority Hospital RB for Schneck Memorial Hospital Project Series 2006 A (A-)
1,000,000	5.250	02/15/30	939,150
2,550,000	5.250	02/15/36	2,383,817
Indiana Health Facility Financing Authority RB for Community Foundation Unrefunded Balance Series 2001 A (BBB-)
365,000	6.375	08/01/31	361,679
Indiana Health Facility Financing Authority RB Prerefunded for Community Foundation Series 2001 A (BBB-)(a)
1,135,000	6.375	08/01/11	1,279,168
Indianapolis Airport Authority RB for Special Facilities United Air Lines Project Series 1995 A (AMT)(c)
10,000,000	6.500	11/15/31	900,000
Jasper County Industrial Economic Development RB for Georgia Pacific Corp. Project Series 2000 (AMT) (B2)
2,500,000	6.700	04/01/29	2,227,550
Lake County Indiana GO Bonds Series 2007
18,500,000	5.000	01/15/17	18,840,955
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007(f)
2,000,000	5.500	09/01/27	1,787,140
8,750,000	5.700	09/01/37	7,641,462
7,500,000	5.750	09/01/42	6,488,250
9,000,000	5.800	09/01/47	7,781,580

			86,336,342

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Iowa – 0.9%
Carroll County Iowa Hospital Revenue RB for St. Anthony Regional Hospital Project Series 2006 A (Baa3)
$1,200,000	5.000%	11/01/31	$983,052
Coralville Iowa COPS Series 2006 D (A2)
2,250,000	5.250	06/01/26	2,198,363
Coralville Iowa Urban Renewal Tax Allocation Series 2007 C (Baa1)
500,000	5.125	06/01/39	438,345
850,000	5.000	06/01/47	717,919
Iowa Finance Authority Health Facilities RB Refunding for Development of Care Initiatives Project Series 2006 A (BBB-)
4,250,000	5.500	07/01/25	3,808,595
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E
1,355,000	5.750	05/15/31	1,176,113
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
8,050,000	5.375	06/01/38	6,814,244
13,250,000	5.500	06/01/42	11,289,132
9,845,000	5.625	06/01/46	8,621,857
Tobacco Settlement Authority of Iowa RB for Capital Appreciation Asset Backed Bonds Series 2005 B (BBB/Baa3)
15,340,000	5.600	06/01/34	13,790,046

			49,837,666

Kansas – 0.5%
Labette Hospital RB Refunding and Improvement Series 2007 A
1,400,000	5.750	09/01/29	1,322,622
1,100,000	5.750	09/01/37	1,010,614
Olathe Senior Living Facilities RB Refunding for Aberdeen Village, Inc. Series 2005 A
4,250,000	5.600	05/15/28	3,657,592
Overland Park Transportation Development District Special Assessment for Grass Creek Project Series 2006
735,000	4.850	09/01/16	688,070
1,565,000	5.125	09/01/28	1,337,731
Wyandotte County/Kansas City Unified Government Special Obligation RB Refunding for Sales Tax 2nd Lien Area B Series 2005 (BBB-)
20,600,000	5.000	12/01/20	19,957,280

			27,973,909

Kentucky – 0.7%
Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.700	10/01/10	504,960
Kentucky Economic Development Finance Authority RB for Norton Healthcare, Inc. Series 2000 B (MBIA) (AAA/Aaa)(d)
1,720,000	0.000	10/01/22	773,518
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)(a)
2,250,000	6.000	10/01/13	2,603,723
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)
4,500,000	6.000	10/01/18	4,997,340
Louisville & Jefferson County Metropolitan Government Health Systems RB for Norton Healthcare, Inc. Series 2006 (A-)
28,410,000	5.000	10/01/30	25,819,008
Warren County Kentucky RB Refunding for Community Hospital Corp. Project Series 2007 A (BBB+)
1,000,000	5.000	08/01/26	899,920
1,000,000	4.500	08/01/31	804,320

			36,402,789

Louisiana – 0.4%
De Soto Parish Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
6,260,000	5.000	11/01/18	5,810,595
De Soto Parish Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
4,515,000	4.750	03/01/19	4,020,021
Hodge Utility RB Series 2003 (AMT) (B-)
6,750,000	7.450	03/01/24	6,985,507
Rapides Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Projects Series 2007 A (AMT) (BBB/Baa3)
7,000,000	4.625	03/01/27	5,494,930

			22,311,053

Maryland – 1.9%
Annapolis Maryland Economic Development Corp. RB for St. Johns College Facilities Series 2007 B (BBB+)
2,465,000	5.000	10/01/36	2,175,042
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	581,946
15,155,000	5.875	09/01/39	13,705,727
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004
4,627,000	6.250	09/01/33	4,574,437
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003
3,000,000	6.500	07/01/31	2,974,770
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003
3,750,000	7.000	07/01/33	3,848,325
Frederick County Maryland Educational Facilities Revenue RB for Mount St. Mary’s University Series 2007 (BBB-/Baa3)
1,500,000	4.500	09/01/25	1,295,370
2,590,000	5.000	09/01/30	2,302,122

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Maryland – (continued)
Maryland State Economic Development Corp. RB for Towson University Project Series 2007 A (BBB-)
$1,250,000	5.250%	07/01/37	$1,082,938
500,000	5.000	07/01/39	412,220
Maryland State Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project Series 2006 (AMT) (BBB)(b)
2,000,000	4.600	04/01/16	1,854,240
Maryland State Health & Higher Educational Facilities Authority RB for Carroll Hospital Center Series 2006 (Baa1)
1,000,000	4.500	07/01/26	866,950
1,500,000	5.000	07/01/36	1,296,930
4,000,000	5.000	07/01/40	3,382,240
Maryland State Health & Higher Educational Facilities Authority RB for King Farm Presbyterian Community Series 2007 A
1,000,000	5.300	01/01/37	778,480
Maryland State Health & Higher Educational Facilities Authority RB for Medstar Health Series 2007 (BBB+/A3)
32,795,000	5.250	05/15/46	28,894,363
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (BBB+/A3)
1,000,000	5.750	08/15/16	1,052,080
4,500,000	5.375	08/15/24	4,368,645
10,750,000	5.500	08/15/33	10,133,272
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
4,700,000	4.750	07/01/34	3,775,369
1,000,000	4.500	07/01/35	766,920
Maryland State Health & Higher Educational Facilities Authority Variable RB for Odenton Christian School Series 2008 (BBB-)
6,000,000	6.000	01/01/43	5,828,160
Prince Georges County Special Obligation Bonds for National Harbor Project RMKT 09/21/05 Series 2004
1,890,000	4.700	07/01/15	1,787,524
4,750,000	5.200	07/01/34	4,002,920
Prince Georges County Special Tax District for Victoria Falls Project Series 2005
1,500,000	5.250	07/01/35	1,225,905
Westminster Maryland Economic Development RB for Carroll Lutheran Village Series 2004 A
4,000,000	6.250	05/01/34	3,845,840

			106,812,735

Massachusetts – 0.5%
Commonwealth of Massachusetts Floating GO Bonds Consolidated Lien Series 2007 A (FGIC) (AA/Aa2)(e)
10,000,000	2.740	05/01/37	7,201,100
Massachusetts Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+)
2,235,000	5.625	04/01/19	2,161,245
2,000,000	5.625	04/01/29	1,813,780
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2007 A
2,850,000	5.750	11/15/42	2,420,134
Massachusetts Health & Educational Facilities Authority RB for Civic Investments Series 2002 B(a)
2,000,000	9.200	12/15/12	2,570,340
Massachusetts Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
7,530,000	5.500	07/01/40	6,563,299
Massachusetts Health & Educational Facilities Authority RB for Saint Memorial Medical Center Series 1993 A (Ba1)
5,210,000	6.000	10/01/23	5,021,867
Massachusetts State Development Finance Agency RB for Hampshire College Series 2004 (BBB/Baa2)
1,000,000	5.625	10/01/24	999,460
1,000,000	5.700	10/01/34	990,550
Massachusetts State Port Authority Special Facilities RB for Delta Airlines, Inc. Project Series 2001 A (AMBAC) (AAA/Aaa)
530,000	5.500	01/01/13	551,677

			30,293,452

Michigan – 0.7%
Flint Michigan Hospital Building Authority RB for Hurley Medical Center Series 1998 B (Ba1)
3,570,000	5.375	07/01/28	2,990,625
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (Ba1)
1,460,000	5.375	07/01/20	1,345,784
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 2003 (Ba1)
1,650,000	5.500	07/01/08	1,651,666
Michigan State Hospital Finance Authority RB for Chelsea Community Hospital Obligation Series 2005 (BBB)
415,000	5.000	05/15/25	372,591
400,000	5.000	05/15/30	344,336
1,000,000	5.000	05/15/37	835,590
Michigan State Hospital Finance Authority RB for Marquette General Hospital Obligation Group Series 2005 A (Baa1)
1,530,000	5.000	05/15/26	1,353,010
2,000,000	5.000	05/15/34	1,673,300
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (BBB)(d)
321,000,000	0.000	06/01/52	12,429,120
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (BBB-)(d)
70,100,000	0.000	06/01/52	2,429,666
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BB+/Baa3)
3,000,000	5.375	06/01/26	2,577,240
3,500,000	5.500	06/01/35	2,924,320
Wayne Charter County RB for Northwest Airlines, Inc. Facilities Series 1999 (AMT)
8,235,000	6.000	12/01/29	6,890,554

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Michigan – (continued)
Wayne Charter County Special Airport Facilities RB for Northwest Airlines, Inc. Series 1995 (c)
$3,250,000	6.750%	12/01/15	$149,312

			37,967,114

Minnesota – 1.4%
Aitkin Health Care Facilities RB Refunding for Riverwood Health Care Center Series 2006
700,000	5.500	02/01/24	648,970
1,380,000	5.600	02/01/32	1,216,774
Becker PCRB for Northern States Power Converted 08/27/02 Series 2000 A (A/A2)
10,000,000	8.500	04/01/30	11,506,600
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB)
7,500,000	7.250	06/15/32	7,673,250
Inver Grove Heights Nursing Home RB Refunding for Presbyterian Homes Care Series 2006
525,000	5.500	10/01/33	467,791
1,000,000	5.500	10/01/41	870,280
Meeker County Minnesota Hospital Facilities RB for Memorial Hospital Project Series 2007
1,300,000	5.750	11/01/37	1,172,535
Minneapolis Minnesota Tax Allocation for Grant Park Project Series 2006
715,000	5.000	02/01/16	687,615
420,000	5.200	02/01/22	382,796
St. Paul Housing & Redevelopment Authority RB for Healthpartners Obligation Group Project Series 2006 (BBB/Baa1)
42,490,000	5.250	05/15/36	37,375,479
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2005 A (BB)
2,700,000	5.750	05/01/25	2,433,618
1,400,000	5.875	05/01/30	1,234,142
St. Paul Port Authority Lease RB for Healtheast Midway Campus Series 2005 B
2,700,000	6.000	05/01/30	2,418,012
St. Paul Port Authority Lease RB for Regions Hospital Package Ramp Project Series 2007-1
475,000	5.000	08/01/21	429,771
1,375,000	5.000	08/01/36	1,088,642
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A
4,260,000	5.550	12/01/27	3,686,774
8,500,000	5.625	06/01/37	7,127,250

			80,420,299

Mississippi – 0.2%
Adams County Environmental Improvement RB for International Paper Co. Project Series 1999 A (AMT) (BBB/Baa3)
1,000,000	6.250	09/01/23	1,001,140
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB+)
3,000,000	5.250	12/01/21	2,845,530
1,825,000	5.250	12/01/26	1,659,071
Warren County RB Gulf Opportunity Zone for International Paper Co. Series 2006 A (BBB/Baa3)
4,800,000	4.800	08/01/30	3,941,040

			9,446,781

Missouri – 1.0%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A
1,135,000	6.000	07/01/37	994,385
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B
11,000,000	6.000	07/01/25	9,917,050
5,000,000	6.000	07/01/37	4,303,200
Clinton County IDA RB Refunding for Cameron Regional Medical Center Series 2007
1,250,000	5.000	12/01/32	988,850
1,475,000	5.000	12/01/37	1,139,673
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A
260,000	5.250	10/01/21	249,324
385,000	5.400	10/01/26	355,359
Jennings Missouri Tax Increment RB Refunding for Northland Redevelopment Area Project Series 2006
1,000,000	5.000	11/01/23	910,020
Joplin IDA RB Refunding for Christian Homes, Inc. Series 2007 F
1,500,000	5.750	05/15/31	1,323,960
Kansas City IDA Health Facilities RB for First Mortgage Bishop Spencer Series 2004 A
2,150,000	5.500	01/01/09	2,157,890
1,000,000	6.250	01/01/24	974,500
2,500,000	6.500	01/01/35	2,484,000
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (Baa3)
1,280,000	6.250	01/01/30	1,264,858
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
3,230,000	4.750	06/01/25	2,901,477
20,960,000	5.000	06/01/35	18,143,395
Osage Beach Tax Allocation for Prewitts PT Project Series 2006
1,500,000	5.000	05/01/23	1,318,530
St. Louis County Missouri IDA RB Refunding for Ranker Jordan Project Series 2007
770,000	5.000	11/15/22	691,545
675,000	5.000	11/15/27	579,636
1,300,000	5.000	11/15/35	1,055,431
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007
1,250,000	5.750	04/01/27	1,103,900

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Missouri – (continued)
Strother Interchange Transportation Development District Lees Summit RB Series 2006
$675,000	5.000%	05/01/24	$596,410

			53,453,393

Montana – 0.0%
Flathead Municipal Airport Authority RB Refunding for Glacier Park International Airport Series 2007 A
1,000,000	5.000	06/01/20	922,590
Montana Facility Finance Authority Hospital Facilities RB for St. Peters Hospital Project Series 2007 (A3)
500,000	4.375	06/01/36	409,050

			1,331,640

Nevada – 1.1%
Clark County Improvement District No. 142-Local Improvement Special Assessment Series 2003
1,440,000	5.800	08/01/15	1,413,806
4,910,000	6.100	08/01/18	4,843,077
3,920,000	6.375	08/01/23	3,798,637
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 A (AMT) (BB)
10,380,000	5.600	10/01/30	8,483,782
Clark County Industrial Development RB for Nevada Power Co. Project Series 1995 C (BB)
710,000	5.500	10/01/30	586,055
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(b)
4,835,000	5.450	03/01/13	4,981,501
Clark County Nevada Industrial Development RB Refunding for Southwest Gas Corp. Project Series 2004 B (FGIC) (BBB-/A3)
19,075,000	5.000	12/01/33	15,403,063
Director of the State of Nevada Department of Business & Industry RB for Las Vegas Monorail Project Series 2000 2nd Tier
3,000,000	7.250	01/01/23	1,054,110
1,250,000	7.375	01/01/30	438,588
16,000,000	7.375	01/01/40	5,613,120
Henderson Local Improvement Districts No. T-16 Special Assessment Series 2005
1,035,000	4.900	03/01/17	880,340
1,510,000	5.000	03/01/20	1,223,160
800,000	5.100	03/01/22	630,016
3,495,000	5.125	03/01/25	2,648,965
Henderson Local Improvement Districts No. T-17 Special Assessment Series 2005
1,385,000	5.000	09/01/25	1,102,709
Las Vegas Local Improvement Bonds Special Assessment for Special Improvement District No. 607 Series 2004
1,300,000	5.900	06/01/17	1,223,573
1,340,000	5.900	06/01/18	1,255,205
490,000	6.000	06/01/19	455,646
4,880,000	6.250	06/01/24	4,376,530

			60,411,883

New Hampshire – 0.1%
New Hampshire Business Finance Authority RB for Waste Management, Inc. Project Converted 06/01/04 Series 2002 (AMT) (BBB)
3,750,000	5.200	05/01/27	3,106,837
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004
1,000,000	5.500	07/01/25	951,790
1,400,000	5.875	07/01/34	1,340,360
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
1,050,000	5.250	06/01/26	931,634
2,050,000	5.250	06/01/36	1,743,935

			8,074,556

New Jersey – 2.5%
New Jersey Economic Development Authority RB for First Mortgage Lions Gate Project Series 2005 A
825,000	5.000	01/01/15	797,437
710,000	5.750	01/01/25	649,302
1,230,000	5.875	01/01/37	1,075,881
New Jersey Economic Development Authority RB for First Mortgage of The Presbyterian Home Series 2001 A
1,500,000	6.250	11/01/20	1,509,375
New Jersey Economic Development Authority Retirement RB for Seabrook Village, Inc. Series 2000 A (AAA)(a)
2,500,000	8.000	11/15/10	2,868,125
New Jersey Economic Development Authority Retirement RB Refunding for Seabrook Village, Inc. Series 2006
1,000,000	5.250	11/15/26	869,970
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,500,000	5.500	04/01/28	5,560,950
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
17,405,000	6.625	09/15/12	16,805,050
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
24,520,000	6.250	09/15/19	21,879,441
4,060,000	6.400	09/15/23	3,594,318
35,135,000	6.250	09/15/29	29,890,399
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Ba1)
820,000	6.500	07/01/21	838,122
500,000	6.625	07/01/31	502,455
New Jersey Health Care Facilities Financing Authority RB for South Jersey Hospital Series 2002 (A3)(a)
2,000,000	6.000	07/01/12	2,242,420
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB-/Baa2)
1,500,000	6.875	07/01/30	1,526,670

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New Jersey – (continued)
New Jersey State Educational Facilities Authority RB for Fairleigh Dickinson Series 2004 C (BBB-)
$1,000,000	5.500%	07/01/23	$984,710
New Jersey Transportation Trust Fund Authority RB for Transportation Systems Series 2007 A (AMBAC) (AAA/Aaa)
10,000,000	5.000	12/15/32	10,029,800
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-B (BBB) (d)
213,405,000	0.000	06/01/41	20,117,689
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-) (d)
164,600,000	0.000	06/01/41	14,741,576

			136,483,690

New Mexico – 0.9%
Farmington New Mexico PCRB Refunding for San Juan Project -RMKT 04/01/06 Series 2003 A (BBB-/Baa2)(e)
32,650,000	4.875	04/01/33	26,219,909
Farmington New Mexico PCRB Refunding for San Juan Project -RMKT 04/01/06 Series 2003 B (BBB-/Baa2)(e)
19,725,000	4.875	04/01/33	15,840,358
Mariposa East Public Improvement District GO Bonds Series 2006
500,000	5.500	09/01/16	492,150
1,000,000	6.000	09/01/32	911,900
New Mexico Mortgage Financial Authority RB for Sunset View Senior Apartments Series 2006 A (FNMA) (AAA)(b)
8,310,000	4.700	08/01/28	7,409,612

			50,873,929

New York – 0.6%
Nassau County Industrial Development Agency Civic Facility RB Refunding for North Shore Health Systems Projects Series 2001 A (A3)
400,000	6.250	11/01/21	419,108
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (B2)
995,000	6.375	07/01/31	948,046
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Series 2002 C (B2)
1,470,000	6.450	07/01/32	1,410,774
New York City Industrial Development Agency RB for American Airlines, Inc. Project Series 1994 (AMT) (CCC+/Caa1)
4,000,000	6.900	08/01/24	3,575,480
New York City Industrial Development Agency RB for Continental Airlines, Inc. Series 2003 (CCC+)
595,000	7.250	11/01/08	595,107
4,055,000	8.000	11/01/12	4,086,832
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa1)
14,010,000	5.400	07/01/20	11,122,959
New York State Dormitory Authority RB for New York Methodist Hospital Series 2004 (Baa2)
1,000,000	5.250	07/01/24	964,960
New York State Dormitory Authority RB for North Shore Long Island Jewish Group Series 2003 (A3)
5,570,000	5.000	05/01/18	5,682,291
Seneca Nation Indians Capital Improvements Authority RB Series 2007 A (BB)(f)
3,000,000	5.250	12/01/16	2,914,050
4,500,000	5.000	12/01/23	3,944,295

			35,663,902

North Carolina – 1.3%
Charlotte Special Facilities RB for Charlotte/Douglas International Airport US Airways Series 2000 (AMT)
3,000,000	7.750	02/01/28	3,017,790
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT)
6,760,000	5.600	07/01/27	5,473,572
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority RB Refunding for International Paper Co. Projects Series 2007 A (AMT) (BBB/Baa3)
13,500,000	4.625	03/01/27	10,597,365
Gaston County North Carolina Industrial Facilities & Pollution Control Financing Authority RB for National Gypsum Co. Project Series 2005 (AMT)
20,500,000	5.750	08/01/35	16,882,775
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 D (BBB/Baa1)
3,400,000	5.125	01/01/23	3,335,944
North Carolina Medical Care Commission Health Care Facilities RB Refunding for First Mortgage Salemtowne Series 2006
1,100,000	5.100	10/01/30	941,204
North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage Givens Estates Series 2007 (BBB-)
9,800,000	5.000	07/01/33	8,156,246
North Carolina Medical Care Commission Retirement Facilities RB Refunding for First Mortgage United Methodist Church Series 2005 C
5,000,000	5.250	10/01/24	4,610,700
1,600,000	5.500	10/01/32	1,463,216
North Carolina Medical Care Community Health Care Facilities RB for First Mortgage Presbyterian Homes Series 2006
1,650,000	5.600	10/01/36	1,526,613
North Carolina Medical Care Community Hospital RB for Maria Parham Medical Center Series 2003 (Radian) (AA)
2,505,000	5.500	10/01/13	2,726,041
North Carolina Medical Care Community Retirement Facilities RB Refunding First Mortgage for United Church Project Series 2005 A
2,750,000	5.250	09/01/21	2,518,945

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

North Carolina – (continued)
North Carolina Medical Care Community Retirement Facilities RB Refunding First Mortgage for United Church Project Series 2005 B(b)
$1,500,000	4.300%	09/01/08	$1,497,405
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AAA/Aaa)
1,000,000	5.500	01/01/14	1,111,450
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1999 B (A-/A3)
5,000,000	6.500	01/01/20	5,251,400
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (A-/A3)
2,550,000	5.500	01/01/13	2,771,009

			71,881,675

North Dakota – 0.1%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
2,100,000	5.125	07/01/25	1,918,791
1,500,000	5.125	07/01/29	1,323,750

			3,242,541

Ohio – 2.4%
Buckeye Tobacco Settlement Financing Authority RB for Asset Backed Bonds Senior Turbo Series 2007 A-2 (BBB/Baa3)
32,900,000	5.875	06/01/30	30,382,163
17,365,000	5.750	06/01/34	15,530,040
18,950,000	6.500	06/01/47	18,299,636
Cleveland Airport Special RB for Continental Airlines, Inc. Series 1998 (B-/B3)
28,025,000	5.375	09/15/27	21,531,327
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (B-/B3)
1,515,000	5.500	12/01/08	1,511,152
20,550,000	5.700	12/01/19	17,577,032
Cleveland-Cuyahoga County Port Authority RB for Columbia National Series 2005 D (AMT) (BBB+)
740,000	5.000	05/15/20	688,474
Cleveland-Cuyahoga County Port Authority RB for Perrysburg Project Series 2006 (BBB+)
1,020,000	4.800	11/15/35	826,547
Coshocton County Environmental RB Refunding for Smurfit Stone Container Series 2005 (CCC+) (f)
3,000,000	5.125	08/01/13	2,691,420
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB)
15,540,000	5.000	01/01/27	13,932,698
5,000,000	5.000	01/01/37	4,204,950
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A
1,000,000	5.000	12/01/22	881,040
1,000,000	5.000	12/01/32	815,740
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A
2,500,000	6.250	12/01/36	2,330,225
Toledo-Lucas County Port Authority RB for Northwest Ohio Preston Series 2006 B (BBB+)
2,040,000	4.800	11/15/35	1,655,521

			132,857,965

Oklahoma – 1.8%
Norman Regional Hospital Authority RB for Refunding and Improvement Series 2007 (BBB)
29,645,000	5.125	09/01/37	24,937,078
Norman Regional Hospital Authority RB Series 2005 (BBB)
3,250,000	5.375	09/01/36	2,850,673
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
4,725,000	5.000	12/01/27	4,168,489
Tulsa Municipal Airport Trust RB for American Airlines Project Series 1995 (B/Caa1)
39,085,000	6.250	06/01/20	35,226,529
Tulsa Municipal Airport Trust Variable RB Refunding RMKT 12/01/04 Series 2000 A (B/Caa1) (b)
28,805,000	7.750	12/01/14	29,172,840
Weatherford Hospital Authority RB Series 2006
2,200,000	6.000	05/01/25	2,132,988
1,365,000	6.000	05/01/31	1,280,356

			99,768,953

Oregon – 0.4%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007
4,750,000	5.500	03/01/37	4,184,180
Gilliam County Oregon Solid Waste Disposal Variable RB for Waste Management, Inc. Project Converted 05/03/04 Series 2002 (AMT) (BBB)
18,000,000	5.250	07/01/29	14,938,920
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 CLVII (AMT) (B/B2)
195,000	6.350	08/01/25	172,391
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C
2,560,000	7.000	12/01/34	2,596,429

			21,891,920

Pennsylvania – 5.5%
Allegheny County Hospital Development Authority RB for Health Systems Series 2000 B (AAA/Ba3)(a)
190,000	9.250	11/15/10	220,619
Allegheny County Hospital Development Authority RB for Health Systems Series 2007 A (BB/Ba2)
145,825,000	5.375	11/15/40	116,170,028
Allegheny County Hospital Development Authority RB for Ohio Valley General Hospital Project Series 2005 A (Baa2)
2,300,000	5.000	04/01/25	2,061,536
4,130,000	5.125	04/01/35	3,537,262
Allegheny County Hospital Development Authority RB for West Pennsylvania Health Systems Series 2007 A (BB/Ba2)
99,000,000	5.000	11/15/28	79,388,100

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Pennsylvania – (continued)
Allegheny County Redevelopment Authority Tax Allocation for Pittsburgh Mills Project Series 2004
$3,190,000	5.100%	07/01/14	$3,162,917
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (BB-/B1)
7,265,000	6.000	11/15/16	7,170,555
Bucks County IDA Retirement Community RB for Ann’s Choice, Inc. Facilities Series 2005 A
3,000,000	6.250	01/01/35	2,776,770
Chester Economic Development Authority RB Guaranteed Series 2004
8,635,000	7.000	03/01/19	8,733,871
Cumberland County Municipal Authority Retirement Community RB Unrefunded Balance Wesley Series 2002 A(a)
1,390,000	7.250	01/01/13	1,651,904
Delaware County IDA RB Refunding for Residential Recovery Facilities Series 1997 A (BB+/Ba1)
32,100,000	6.100	07/01/13	32,280,402
Fulton County IDA RB for Medical Center Project Series 2006
1,500,000	5.875	07/01/31	1,345,320
2,000,000	5.900	07/01/40	1,756,080
Harrisburg Pennsylvania Authority University RB for Harrisburg University of Science Series 2007 A
2,000,000	5.400	09/01/16	1,957,620
Harrisburg Pennsylvania Authority University RB for Harrisburg University of Science Series 2007 B
3,000,000	6.000	09/01/36	2,784,600
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)(a)
1,550,000	5.375	11/15/14	1,748,555
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005
1,720,000	5.125	02/01/12	1,707,220
1,775,000	5.300	02/01/13	1,759,984
2,000,000	6.125	02/01/28	1,868,380
5,805,000	6.250	02/01/35	5,332,879
Pennsylvania State Higher Educational Facilities Authority RB for Edinboro University Series 2008 (BBB-/Baa3)
3,500,000	5.875	07/01/38	3,295,180
2,500,000	6.000	07/01/42	2,374,775
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2007 A (BBB)
2,190,000	5.250	05/01/27	2,098,261
Philadelphia Authority for Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-)
3,000,000	5.250	09/01/26	2,847,150
3,000,000	5.250	09/01/31	2,743,410
2,000,000	5.250	09/01/36	1,801,520
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-)
500,000	6.150	07/01/14	503,925
4,825,000	6.200	07/01/17	4,858,244
6,840,000	6.250	07/01/20	6,872,422
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)(a)
2,275,000	5.375	11/15/14	2,566,427

			307,375,916

Puerto Rico – 0.2%
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2004 A (BBB-/Baa3)
4,000,000	5.250	07/01/20	4,065,600
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (BBB-/Baa3)
1,755,000	5.250	07/01/26	1,726,534
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University System Project Series 2006 (BBB-)
1,490,000	5.000	03/01/21	1,444,450
6,285,000	5.000	03/01/36	5,466,693
Puerto Rico Public Buildings Authority RB Guaranteed Prerefunded for Government Facilities Series 2004-I (BBB-/Baa3)(a)
295,000	5.250	07/01/14	322,677

			13,025,954

Rhode Island – 1.2%
Rhode Island Housing & Mortgage Finance Corp. RB Series 2007 A-1 (FSA) (AMT) (AAA/Aaa)
5,370,000	4.900	10/01/37	4,681,244
Rhode Island Industrial Facilities Corp. Solid Waste Disposal RB for Waste Management, Inc. Series 2004 A (AMT) (BBB)(b)
3,000,000	4.625	04/01/16	2,758,980
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 A (BBB)(d)
614,000,000	0.000	06/01/52	22,779,400
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 B (BBB-)(d)
85,300,000	0.000	06/01/52	2,956,498
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2007 C(d)
26,600,000	0.000	06/01/52	679,364
Tobacco Settlement Financing Corp. RB for Rhode Island Asset Backed Bonds Series 2002 A (BBB/Baa3)
6,195,000	6.000	06/01/23	6,065,958
7,500,000	6.125	06/01/32	7,149,375
20,540,000	6.250	06/01/42	19,277,612

			66,348,431

South Carolina – 1.5%
Connector 2000 Association, Inc. Toll Road RB for Capital Appreciation Series 1998 B (CCC)(d)
15,000,000	0.000	01/01/33	2,332,800
Greenville County Airport RB for Donaldson Industrial Air Park Project Series 2001 (AMT) (Baa2)
6,350,000	6.125	10/01/17	6,525,577

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

South Carolina – (continued)
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 A
$4,378,000	6.875%	11/01/35	$3,869,977
Lancaster County Assessment RB for Edgewater Improvement Direct Series 2003 B
2,754,000	6.125	11/01/14	2,659,345
Lancaster County Special Assessment Revenue for Edenmoor Improvement District Series 2006 A
5,000,000	5.750	12/01/37	4,195,550
South Carolina Jobs Economic Development Authority RB Refunding for Episcopal Church Series 2007
4,000,000	5.000	04/01/24	3,642,120
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
16,510,000	6.000	05/15/22	16,734,041
36,045,000	6.375	05/15/28	35,694,282
350,000	6.375	05/15/30	340,435
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B2)
11,430,000	5.700	01/01/24	10,054,171

			86,048,298

Tennessee – 2.2%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A
1,675,000	5.125	04/01/23	1,485,842
Chattanooga Health Educational & Housing Facilities Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-)
835,000	5.000	10/01/15	818,158
5,000,000	5.000	10/01/25	4,472,850
14,500,000	5.125	10/01/35	12,387,350
Elizabethton Health & Educational Facilities Board RB Refunding and Improvement Hospital for First Mortgage Hospital Series 2000 B (Baa1)(a)
12,000,000	8.000	07/01/12	14,723,520
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A
1,000,000	6.250	02/15/32	923,260
Knox County Health Educational & Housing Facilities Board RB for University Health Systems, Inc. Series 2007 (BBB+)
63,845,000	5.250	04/01/36	56,603,062
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A(b) (AMT)
9,080,000	5.750	04/01/25	8,255,354
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 B(e)
1,840,000	3.560	04/01/42	1,830,910
Shelby County Health Educational & Housing Facilities Board RB for Methodist Healthcare Prerefunded Series 2002 (AAA)(a)
935,000	6.000	09/01/12	1,052,530
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A
2,000,000	5.625	09/01/26	1,883,020
Shelby County Health Educational & Housing Facilities Board RB Refunded Balance for Methodist Healthcare Series 2002 (AAA)(a)
1,565,000	6.000	09/01/12	1,761,720
Sullivan County Health Educational & Housing Facilities Board RB for Wellmont Health Systems Project Series 2006 C (BBB+)
15,870,000	5.250	09/01/36	13,962,109

			120,159,685

Texas – 8.8%
Alliance Airport Authority Special Facilities RB for American Airlines, Inc. Project Series 1991 (AMT) (CCC+/Caa1)
15,845,000	7.000	12/01/11	15,141,323
Alliance Airport Authority Special Facilities RB for Fedex Corp. Project Series 2006 (AMT) (BBB/Baa2)
63,460,000	4.850	04/01/21	55,500,847
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (CCC+) (AMT)
34,250,000	5.250	12/01/29	21,568,595
Austin Texas Convention Enterprises, Inc. RB for Third Tier Series 2001 C-2
10,010,000	9.750	01/01/26	9,423,414
Austin Texas Convention Enterprises, Inc. RB Refunding for Second Tier Series 2006 B (BB/Ba2)
17,500,000	5.750	01/01/34	15,015,350
Bexar County Health Facilities Development Corp. RB for Army Retirement Residence Project Series 2002 (BBB)(a)
1,200,000	6.125	07/01/12	1,359,432
1,000,000	6.300	07/01/12	1,139,780
Bexar County Health Facilities Development Corp. RB Refunding for Army Retirement Residence Project Series 2007 (BBB)
1,000,000	5.000	07/01/27	881,470
760,000	5.000	07/01/33	641,767
1,740,000	5.000	07/01/37	1,449,368
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CCC/Caa1)
40,990,000	5.000	03/01/41	27,774,414
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CCC/Caa1)
9,275,000	6.750	10/01/38	8,264,581
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 D (CCC/Caa1)(b)
3,025,000	5.400	10/01/14	2,728,973
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)
6,250,000	5.375	04/01/19	6,065,875
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 B (BBB-/Ba1)
10,000,000	7.750	12/01/18	10,263,200

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Dallas County Flood Control District GO Bonds Refunding Series 2002(f)
$6,000,000	7.250%	04/01/32	$5,932,740
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa1)
42,000,000	6.000	11/01/14	36,923,040
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (GTY AGMT) (AMT) (CCC+/Caa1)
53,395,000	6.375	05/01/35	39,975,235
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for Delta Airlines, Inc. Series 1991(c)
3,250,000	7.625	11/01/21	427,050
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding for American Airlines, Inc. Series 2007 (CCC+)
32,200,000	5.500	11/01/30	21,211,750
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 for American Airlines, Inc. Series 2000 Subseries A-2 (AMT) (CCC+/Caa1)(b)
5,020,000	9.000	05/01/15	5,295,046
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 Series 2000 Subseries A-1 (AMT) (CCC+/Caa1)
5,620,000	8.500	05/01/08	5,622,136
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Refunding RMKT 07/01/05 Series 2000 Subseries A-3 (AMT) (CCC+/Caa1)
25,545,000	9.125	05/01/29	26,341,238
Guadalupe-Blanco River Authority RB for Regional Raw Water Delivery Project Series 2007 A (MBIA) (AAA/Aaa)
5,000,000	5.000	05/15/39	4,794,300
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)
1,500,000	6.650	04/01/32	1,522,500
Harris County Health Facilities Development Corp. Hospital RB for Memorial Hermann Healthcare Systems Series 2004 A (A/A2)
2,595,000	5.000	12/01/20	2,622,637
435,000	5.000	12/01/21	436,683
1,000,000	5.125	12/01/23	999,400
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 B (AMT) (B-/B3)
1,000,000	5.700	07/15/29	797,430
Houston Airport System Special Facilities RB for Continental Airlines Series 1998 C (AMT) (B-/B3)
4,730,000	5.700	07/15/29	3,771,844
Houston Airport System Special Facilities RB for Continental Airlines Series 2001 E (AMT) (B-/B3)
3,400,000	6.750	07/01/21	3,190,390
33,060,000	6.750	07/01/29	29,890,868
Houston Health Facilities Development Corp. Retirement Facility RB for Buckingham Senior Living Community Series 2004 A (AAA)(a)
1,500,000	7.125	02/15/14	1,806,255
Matagorda County Navigation District No. 1 RB Refunding for Reliant Energy Project Series 1999 B (AMT) (BBB-/Ba1)
11,000,000	5.950	05/01/30	10,430,750
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
1,500,000	5.000	02/15/15	1,493,880
2,025,000	5.500	02/15/25	1,879,828
3,250,000	5.625	02/15/35	2,879,435
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (Ba3)(f)
4,200,000	7.200	01/01/21	4,243,932
5,000,000	7.250	01/01/31	5,043,550
Port Corpus Christi Authority of Nueces County Texas RB for Celanese Project Series 2002 B (AMT) (B+/B1)
12,000,000	6.700	11/01/30	11,071,680
Port Corpus Christi Industrial Development Corp. RB Refunding for Valero Convertible 03/17/98 Series 1997 B (BBB/Baa3)
2,500,000	5.400	04/01/18	2,494,275
Red River Authority PCRB for Celanese Project Series 2002 B (AMT) (B+/B1)
7,450,000	6.700	11/01/30	6,873,668
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (CCC)
5,950,000	5.200	05/01/28	4,551,155
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project Series 2000 A (CCC/Caa1)
7,110,000	6.450	06/01/21	6,452,752
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project Series 2001 A (CCC/Caa1)(b)
19,040,000	5.500	11/01/11	17,982,138
Sabine River Authority Texas Pollution Control PCRB Refunding for TXU Electric Co. Project Series 2001 B (CCC/Caa1)(b)
15,725,000	5.750	11/01/11	14,878,838
San Leanna Educational Facilities Corp. RB Refunding for Saint Edwards University Project Series 2007 (BBB+/Baa2)
2,100,000	5.125	06/01/36	1,856,001
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
6,075,000	5.125	05/15/37	5,192,059
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health Systems Project Series 2001 (Baa3)
2,000,000	6.750	05/15/21	2,068,880

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
$8,650,000	5.000%	07/01/20	$8,120,706
5,850,000	5.000	07/01/23	5,297,526
Travis County Health Facilities Development Corp. Retirement Facilities RB for Querencia Barton Creek Project Series 2005
1,600,000	5.650	11/15/35	1,382,592
Weslaco Health Facilities RB for Knapp Medical Center Project Series 2002 (BBB+)
4,395,000	6.000	06/01/17	4,554,582

			487,527,158

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,250,000	5.250	10/01/16	1,299,438
1,000,000	5.250	10/01/18	1,019,820
1,000,000	5.250	10/01/19	1,014,820
1,720,000	5.250	10/01/20	1,735,050
1,000,000	5.250	10/01/21	1,003,820
500,000	5.250	10/01/22	498,995
500,000	5.250	10/01/23	494,260

			7,066,203

Utah – 0.2%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A
2,800,000	7.100	08/15/23	2,864,512
Tooele County Hazardous Waste Treatment RB for Union Pacific Project RMKT 04/28/98 Series 1992 A (AMT) (BBB/Baa2)
9,850,000	5.700	11/01/26	9,596,461

			12,460,973

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A
1,500,000	5.250	05/01/26	1,299,345
2,390,000	5.375	05/01/36	1,973,327

			3,272,672

Virginia – 1.0%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007
1,100,000	5.000	01/01/24	981,629
2,250,000	5.000	01/01/31	1,878,817
Bedford County IDA RB for Nekoosa Packaging Corp. Project Series 1998 (AMT) (B2)
320,000	5.600	12/01/25	259,373
Celebrate North Community Development Authority Special Assessment Project Series 2003 B
5,000,000	6.750	03/01/34	4,880,200
Fairfax County Economic Development Authority RB for Goodwin House, Inc. Series 2007 (BBB)
8,000,000	5.125	10/01/42	6,821,600
Goochland County IDA RB for Nekoosa Packaging Corp. Series 1998 (AMT) (B2)
560,000	5.650	12/01/25	456,607
Henrico County IDA RB for Solid Waste Browning Series 1997 A (AMT) (BB-/B2)
3,750,000	5.875	03/01/17	3,497,025
James City County Economic Development Authority Residential Care Facilities RB for Williamsburg Landing Series 2005 A
750,000	5.350	09/01/26	677,498
Loudoun County IDA Hospital RB for Loudoun Hospital Center Series 2002 A (BBB+)(a)
1,000,000	6.100	06/01/12	1,133,830
Loudoun County IDA Residential Care Facility RB for Falcons Landing Series 2004 A
2,750,000	6.000	08/01/24	2,679,985
Norfolk Redevelopment & Housing Authority RB for First Mortgage Retirement Community Series 2004 A
500,000	6.000	01/01/25	469,810
1,100,000	6.125	01/01/35	1,002,650
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006
725,000	5.150	09/01/24	655,560
1,000,000	5.300	09/01/31	863,060
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Subseries 2007 C1 (BBB)(d)
137,250,000	0.000	06/01/47	8,281,665
Tobacco Settlement Financing Corp. RB Senior Series 2007 B1 (BBB/Baa3)
22,275,000	5.000	06/01/47	17,602,373
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005
2,000,000	5.000	11/01/22	1,847,620
1,000,000	5.250	11/01/26	910,790
1,000,000	5.375	11/01/32	891,940

			55,792,032

Washington – 0.4%
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2005 (Baa2)
600,000	5.500	12/01/15	613,494
1,175,000	5.375	12/01/22	1,117,131
1,500,000	5.500	12/01/30	1,357,770
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2007 (Baa2)
1,510,000	5.750	12/01/28	1,434,666
2,000,000	5.750	12/01/32	1,860,660
Terrace Heights Sewer District RB for Refunding and Improvement Series 2006
680,000	4.750	01/01/29	604,813
1,075,000	5.000	01/01/33	982,260
Tobacco Settlement Authority RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
12,980,000	6.500	06/01/26	13,356,939

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Washington – (continued)
Washington Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB)
$1,290,000	6.000%	08/15/37	$1,197,881

			22,525,614

West Virginia – 0.4%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (BBB+)
9,110,000	5.250	07/01/20	9,174,681
9,500,000	5.250	07/01/25	9,195,620
4,405,000	5.250	07/01/35	4,035,509
Ohio County Commission Sewage System Tax Allocation for Fort Henry Centre Financing District Series 2007 A
1,000,000	5.850	06/01/34	925,730

			23,331,540

Wisconsin – 1.8%
Badger Tobacco Asset Securitization Corp. RB for Asset Backed Bonds Series 2002 (BBB/Baa3)
4,730,000	6.125	06/01/27	4,739,933
16,250,000	6.375	06/01/32	16,301,350
Superior Utility RB for Water Light & Power Project Series 2007 B (Baa1)
5,630,000	5.750	11/01/37	5,237,927
Superior Utility Refunding RB for Water Light & Power Project Series 2007 A (Baa1)
5,845,000	5.375	11/01/21	5,693,731
Wisconsin State Health & Educational Facilities Authority RB for Aurora Health Care Series 1999 B (BBB+)
1,500,000	5.625	02/15/20	1,507,650
Wisconsin State Health & Educational Facilities Authority RB for Beaver Dam Community Hospitals, Inc. Series 2004 A
2,500,000	6.750	08/15/34	2,521,550
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
2,750,000	6.100	05/01/34	2,686,723
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
5,825,000	5.125	05/15/29	5,117,670
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
1,400,000	5.000	05/15/36	1,171,142
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-)
3,000,000	5.100	03/01/25	2,648,490
2,800,000	5.250	03/01/35	2,363,872
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
11,365,000	5.250	08/15/21	10,701,852
9,700,000	5.250	08/15/23	8,889,565
7,565,000	5.250	08/15/24	6,847,460
9,715,000	5.250	08/15/25	8,682,878
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services Series 2003 A (A-/Baa1)
6,635,000	5.250	08/15/25	5,930,098
1,585,000	5.125	08/15/33	1,315,011
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006
1,275,000	5.650	08/01/21	1,199,788
2,385,000	5.800	08/01/29	2,128,088
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
5,970,000	5.125	08/15/30	5,000,591

			100,685,369

Wyoming – 0.3%
Sweetwater County Solid Waste Disposal RB Refunding for FMC Corp. Project Series 2005 (AMT) (BBB/Baa2)
11,750,000	5.600	12/01/35	10,565,247
Wyoming Community Development Authority RB Series 2007 (AMT) (AA+/Aa1)
3,630,000	4.900	12/01/38	3,139,660

			13,704,907

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $5,614,279,853)			$4,995,488,009

Other Municipals – 1.3%

Charter Mac Equity Issuer Trust Series 2004 A-4-1 (AMT) (Aaa)(b)(f)
$9,000,000	5.750%	04/30/15	$9,535,050
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (A3)(b)(f)
4,000,000	4.950	09/30/12	4,040,040
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (A3)(b)(f)
8,000,000	5.125	09/30/15	8,012,320
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(b)(f)
4,000,000	7.750	11/01/10	4,295,720
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(b)(f)
4,000,000	5.200	09/30/14	3,999,960
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa1)(b)(f)
8,000,000	5.300	09/30/15	8,024,480
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(b)(f)
3,000,000	5.400	09/30/14	3,024,480
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(b)(f)
3,000,000	5.800	09/30/19	3,004,980
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa2)(b)(f)
3,000,000	5.500	09/30/15	3,034,830

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Other Municipals – (continued)

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity (Baa3)(b)(f)
$6,000,000	5.900%	09/30/20	$5,757,900
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series A-2 (A3)(b)(f)
6,000,000	4.900	09/30/14	5,980,200
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series C (Baa2)(b)(f)
5,000,000	4.700	09/30/09	5,035,050
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005, Class A (Aa3)(f)
8,610,000	4.050	05/04/10	8,776,689

TOTAL OTHER MUNICIPALS
(Cost $72,299,953)			$72,521,699

Shares	Description	Value
Common Stocks – 0.0%

164,651	Delta Air Lines, Inc.(g)	$1,415,999
105,551	Northwest Airlines Corp.(g)	948,903
247	UAL Corp.	5,318

TOTAL COMMON STOCKS
(Cost $7,499,022)		$2,370,220

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Investments – 7.1%

Municipal Debt Obligations – 1.5%
Alabama – 0.1%
Montgomery Industrial Development Board Pollution Control & Solid Waste Disposal VRDN RB Refunding for General Electric Co. Project Series 2005 (A-1+/VMIG1)(e)
$3,700,000	1.100%	04/01/08	$3,700,000

Florida – 0.2%
Jacksonville Florida VRDN PCRB Refunding for Florida Power & Lighting Co. Project Series 1995 (A-1/VMIG1)(e)
9,900,000	1.180	04/01/08	9,900,000

Illinois – 0.4%
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2004 B-2 (A-1+/VMIG1)(e)
5,000,000	1.350	04/01/08	5,000,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Series 2007 B-1 (A-1+/VMIG1)(e)
14,400,000	1.350	04/01/08	14,400,000

			19,400,000

Indiana – 0.1%
Mount Vernon Pollution Control & Solid Waste Disposal VRDN RB for General Electric Co. Project Series 2004 (AAA/VMIG1)(e)
3,000,000	1.100	04/01/08	3,000,000

Michigan – 0.3%
Detroit Michigan Sewer Disposal VRDN RB Senior Lien Series 2003 B (FSA) (A-1+/VMIG1)(e)
16,600,000	1.350	04/01/08	16,600,000

Mississippi – 0.1%
Jackson County Port Facilities VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1992 (VMIG1)(e)
6,000,000	1.350	04/01/08	6,000,000
Jackson County Port Facilities VRDN RB Refunding for Chevron U.S.A., Inc. Project Series 1993 (A-1+/Aa1)(e)
2,000,000	1.150	04/01/08	2,000,000

			8,000,000

New York – 0.1%
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1C (A-/1+/VMIG1)(e)
6,400,000	1.200	04/01/08	6,400,000

Texas – 0.2%
Texas Water Development Board Refunding VRDN RB Refunding for State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(e)
13,500,000	1.250	04/01/08	13,500,000

Wyoming – 0.0%
Uinta County VRDN PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (Aa1)(e)
600,000	1.350	04/01/08	600,000

			$81,100,000

Shares	Rate
Investment Companies – 5.6%

JP Morgan Tax Free Money Market Fund — Institutional Shares
183,400,000	2.07%	$183,400,000
Morgan Stanley Institutional Liquidity Fund — Tax-Exempt Portfolio — Institutional Shares
129,100,000	2.13	129,100,000

		$312,500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $393,600,000)		$393,600,000

TOTAL INVESTMENTS – 98.1%
(Cost $6,087,678,828)		$5,463,979,928

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		108,300,703

NET ASSETS – 100.0%		$5,572,280,631

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(c)	Security is currently in default.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2008.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $212,433,585, which represents approximately 3.8% of net assets as of March 31, 2008.

(g)	Non-income producing security.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BANS	—	Bond Anticipation Notes
BNY	—	Insured by The Bank of New York Mellon Corp.
CA MTG INS	—	Insured by California Mortgage Insurance
CDFI	—	Community Development Financial Institutions
CIFG	—	CIFC Assurance North America, Inc.
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
GTY AGMT	—	Guarantee Agreement
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 94.2%

Alabama – 2.0%
Alabama Agricultural & Mechanical University RB Series 1998 (MBIA) (AAA/Aaa)
$1,000,000	4.550%	11/01/09	$1,021,520
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
2,035,000	5.000	12/01/11	2,066,115
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
600,000	5.000	11/15/09	618,780
Jefferson County Alabama Limited Obligation School Warrants RB Series 2004 A (A/Baa2)
3,500,000	5.250	01/01/11	3,462,165

			7,168,580

Arizona – 2.6%
Arizona Health Facilities Authority RB for Banner Health Series 2007 B (AA-)(a)
2,150,000	3.978	01/01/37	1,526,629
Arizona Health Facilities Authority RB for Phoenix Children’s Hospital Series 2007 A (a)(b)
2,500,000	3.210	02/02/15	2,400,125
Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Improvement Series 2007 A (AMBAC) (AAA/Aaa)
1,000,000	5.250	01/01/10	1,042,950
1,160,000	5.250	01/01/11	1,233,254
1,225,000	5.250	01/01/12	1,316,030
Pinal County Arizona IDA RB for Correctional Facilities Contract Florence West Prison Project Series 2006 A (ACA) (BBB)
750,000	4.500	10/01/09	756,795
Queen Creek Arizona Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
1,000,000	5.000	01/01/09	1,005,010

			9,280,793

Arkansas – 0.6%
Springdale Arkansas Sales & Use Tax RB Series 2004 (MBIA) (AAA/Aaa)
1,130,000	4.000	07/01/10	1,136,204
Washington County Hospital RB Refunding for Regional Medical Center Series 2005 B (BBB/Baa2)
1,000,000	5.000	02/01/11	1,030,480

			2,166,684

California – 7.8%
Abag Finance Authority for Nonprofit Corporations California Multi-Family RB Refunding for Housing United Dominion Series 2000 B (GTY AGMT) (BBB/Baa2)(b)
1,500,000	6.250	08/15/08	1,518,495
Adelanto Public Financing Authority RB Refunding Series 2006
1,460,000	4.050	09/15/11	1,436,450
California Health Facilities Financing Authority RB for Catholic West Unrefunded Balance Series 2004 H (A/A2)(b)
3,785,000	4.450	07/01/11	3,863,879
California Infrastructure & Economic Development Bank Variable RB for J Paul Getty-A-RMKT 08/02/06 Series 2003 B (AAA/Aaa)(b)
4,650,000	3.900	12/01/11	4,828,327
California Statewide Communities Development Authority Apartment Development RB Refunding for Irvine Apartment Communities Series 1998 A-2 (A-)(b)
1,000,000	4.900	05/15/08	1,002,670
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006
100,000	4.100	09/02/09	100,791
100,000	4.350	09/02/11	99,714
Del Mar Race Track Authority RB Series 2005 (BBB-)
600,000	5.000	08/15/09	606,438
Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AAA/Aaa)
2,070,000	4.000	08/01/11	2,145,679
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (ETM) (AAA/Aaa)
2,000,000	5.000	06/01/10	2,100,600
Kings River Conservation District COPS for Peaking Project Series 2004 (Baa1)
300,000	5.000	05/01/11	315,342
300,000	5.000	05/01/12	316,488
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007-B (FGIC) (AA/Aa3)(a)
1,650,000	2.591	12/01/35	1,138,616
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(c)
4,590,000	5.250	06/01/12	5,021,093
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Refunding Senior Series 2006 A-1 (BBB/Baa3)
500,000	4.750	06/01/25	461,360
Vernon California Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AAA/Aaa)(b)
2,000,000	5.000	08/03/09	2,000,000
Walnut Energy Center Authority RB Series 2004 B ARS (AMBAC) (AAA/Aaa)(a)
1,075,000	5.000	04/01/08	1,075,000

			28,030,942

Colorado – 0.5%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
400,000	4.500	12/01/08	400,624
500,000	4.500	12/01/09	501,240
500,000	5.000	12/01/10	507,550
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
March 31, 2008

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB for Evangelical Lutheran Series 2005 (A-/A3)
$275,000		5.000%	06/01/09	$283,036
255,000		5.000	06/01/08	256,237

				1,948,687

Delaware – 0.2%
Delaware State Health Facilities Authority RB for Beebe Medical Center Project Series 2005 A (BBB+/Baa1)
605,000		5.000	06/01/09	614,033

Florida – 7.7%
Broward County Florida Resource Recovery RB Refunding for Wheelabrator Series 2001 A (AA/A3)
4,000,000		5.375	12/01/10	4,099,720
Broward County School Board COPS Series 2002 B (FSA) (AAA/Aaa)(c)
4,105,000		5.375	07/01/11	4,463,736
Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA)(c)(d)
5,000,000		8.950	10/01/12	6,224,000
Florida State Board of Education GO Bonds Series 2002 B (AAA/Aa1)
1,505,000		5.375	01/01/11	1,603,743
Florida State Board of Education Lottery RB Series 2007 B (MBIA) (AAA/Aaa)
5,000,000		5.000	07/01/12	5,348,150
Halifax Hospital Medical Center Hospital RB for Refunding & Improvement Series 2006 A (BBB+)
1,000,000		5.000	06/01/13	1,012,630
855,000		5.000	06/01/14	863,063
Highlands County Florida Health Facilities Authority RB for Adventist Health/Sunbelt Hospital Series 2002 (A+/A1)(b)
2,450,000		3.950	09/01/12	2,433,291
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health
Hospital Series 2005 B (A+/A1)
400,000		5.000	11/15/08	403,612
Meadow Pointe II Community Development District RB Refunding for Capital Improvement Series 2004 A (Baa3)
620,000		2.800	05/01/08	619,882
300,000		3.000	05/01/09	300,597
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 B
200,000		5.000	05/01/09	195,644
Tampa Palms Open Space & Transportation Community Development District Revenue for Special Assessment Refunding Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
210,000		3.125	05/01/09	211,629

				27,779,697

Georgia – 3.9%
Banks County Georgia GO Bonds Series 2006 (AMBAC) (AA/Aaa)
1,000,000		5.000	12/01/09	1,042,730
Burke County Development Authority Power PCRB for Georgia Power Company Plant Vogtle Project Fifth Series 1995 (A/A2)(b)
1,500,000		4.375	04/01/10	1,501,410
Dekalb County Development Authority RB for Dekalb Senior Center Project Series 2004
1,400,000		4.850	06/01/09	1,397,886
Fulton Dekalb Georgia Hospital Authority RB Refunding Certificates Series 2003 (FSA) (AAA/Aaa)
1,705,000		5.000	01/01/11	1,810,778
Monroe County Development Authority Pollution Control RB for Georgia Power Company Scherer First Series 1995 (A/A2)(b)
2,000,000		4.500	04/01/11	2,000,000
Municipal Electric Authority of Georgia RB for Combustion Turbine Project Series 2002 A (MBIA) (AAA/Aaa)
5,000,000		5.250	11/01/13	5,391,150
Polk School District GO Bonds Capital Appreciation Series 2008 (AA+/Aa1)(e)(f)
1,355,000		0.000	04/01/12	1,184,744

				14,328,698

Guam – 0.6%
Guam Education Financing Foundation COPS Public School Facilities Project Series 2006 A (A-)
1,080,000		5.000	10/01/08	1,096,125
1,030,000		5.000	10/01/12	1,084,971

				2,181,096

Idaho – 0.2%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-)
120,000		4.125	09/01/08	119,742
250,000		4.375	09/01/10	248,048
425,000		5.000	09/01/11	427,095

				794,885

Illinois – 4.1%
Chicago Illinois Park District Harbour Facilities RB for Airport and Marina Improvement
Series 2000 (XLCA-ICR	) (A-/A2)(c)
1,610,000		5.650	01/01/11	1,739,186
Chicago Illinois Park District Parking Facility RB Series 1999 (ACA) (A+/Baa1)(c)
4,015,000		6.000	01/01/10	4,253,933
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
300,000		5.000	11/15/11	303,144
1,070,000		6.250	11/15/13	1,115,111
Illinois Educational Facilities Authority RB for University of Chicago-B-RMKT 07/02/07 Series 1998 (AA/Aa1)(b)
6,000,000		4.050	07/01/09	6,118,260
Illinois Municipal Electric Agency RB Refunding Series 2007 C (FGIC) (A+/A1)
1,200,000		5.000	02/01/11	1,267,224

				14,796,858

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Indiana – 3.1%
Anderson Indiana RB Refunding for Improvement Anderson University Project Series 2007 (BBB-)
$310,000	4.500%	10/01/08	$310,570
605,000	4.500	10/01/10	608,400
Indiana Health & Educational Facilities Financing Authority Hospital RB Refunding for Clarian Health Obligation Group Series 2006 B (A+/A2)
1,000,000	5.000	02/15/10	1,033,800
Indiana Transportation Finance Authority Highway RB Series 2000 (MBIA-IBC) (AAA/Aaa)(c)
3,600,000	5.500	12/01/10	3,893,652
Indiana Transportation Finance Authority RB Series 2003 A (FSA) (AAA/Aaa)(c)
5,000,000	5.250	06/01/13	5,536,500

			11,382,922

Iowa – 0.4%
Iowa Finance Authority Health Facilities RB Refunding for Development Care Initiatives Project Series 2006 A (BBB-)
1,285,000	5.000	07/01/09	1,284,139

Kansas – 0.9%
Burlington Kansas Environmental RB Refunding for Kansas City Power & Light-A1-RMKT 04/08/08 Series 2007 (FGIC) (A/A3)(b)(f)
2,000,000	5.125	04/01/11	2,009,080
Kansas State Development Finance Authority Health Facilities RB for Hays Medical Center, Inc. Series 2005 L (A2)
425,000	4.000	11/15/08	430,308
500,000	5.250	11/15/10	524,875
Lawrence Kansas Hospital RB for Lawrence Memorial Hospital Series 2006 (A3)
350,000	5.000	07/01/10	363,601

			3,327,864

Kentucky – 0.8%
Kentucky Rural Water Financial Corp. RB for Flexible Term Program Series 2007 C (AA-)
2,790,000	4.000	02/01/09	2,840,834

Louisiana – 2.6%
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005
2,500,000	4.750	05/01/15	2,519,125
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (AAA/A1)
440,000	5.000	07/01/10	463,355
350,000	5.000	07/01/12	375,953
Louisiana Public Facilities Authority RB for Hurricane Recover Program Series 2007 (AMBAC) (AAA/Aaa)
2,030,000	4.000	06/01/12	2,103,953
Louisiana State GO Bonds Series 2000 A (FGIC) (AAA/A2)(c)
3,000,000	5.250	11/15/10	3,217,890
Morehouse Parish PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
800,000	5.250	11/15/13	818,288

			9,498,564

Maryland – 1.5%
County of Montgomery GO Bonds for Construction Public Improvement Series 2001 (AAA/Aaa)(c)
5,000,000	4.750	02/01/11	5,351,750
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
200,000	4.000	07/01/09	199,846

			5,551,596

Massachusetts – 1.4%
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
445,000	5.000	08/15/10	463,410
780,000	5.000	08/15/11	818,844
465,000	5.000	08/15/12	488,957
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
2,000,000	5.250	07/01/09	2,033,180
Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
85,000	5.000	07/15/08	85,165
350,000	5.000	07/15/09	353,003
500,000	5.000	07/15/10	507,175
285,000	5.000	07/15/11	289,024

			5,038,758

Michigan – 3.3%
Jackson County Hospital Finance Authority RB for W.A. Foote Memorial Hospital Series 2006 A ARS (ASSURED GTY) (AAA)(a)
2,500,000	6.950	04/02/08	2,500,000
Michigan State Building Authority RB Refunding for Facilities Program Series 2002 III (ETM) (A+/A1)
3,595,000	5.000	10/15/10	3,816,991
Michigan State Hospital Finance Authority RB Refunding for Botsford Hospital Obligations Series 1998 A (MBIA) (AAA/Aaa)
2,510,000	4.850	02/15/10	2,562,007
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2006 A (A/A1)
400,000	5.000	11/15/08	407,556
500,000	5.000	11/15/10	521,380
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BB+/Baa3)
250,000	5.000	06/01/08	250,043
250,000	5.000	06/01/09	250,345
845,000	5.000	06/01/10	845,625
980,000	5.000	06/01/12	966,564

			12,120,511

Minnesota – 0.4%
Minneapolis Minnesota Health Care Systems RB for Fairview Health Services Series 2002 B (MBIA) (AAA/Aaa)
1,430,000	5.125	05/15/08	1,434,876

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Mississippi – 2.4%
Jackson State University Educational Building Corp. RB for Campus Facilities Project Series 2008 (A1)(b)
$2,500,000	5.000%	03/01/11	$2,534,325
Mississippi Development Bank Special Obligation RB for Harrison County Utility Authority Series 2006 A ARS (FSA) (AAA)(a)(d)
5,000,000	4.226	04/30/08	5,000,000
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Center Hospital Series 2006 A (BBB+)
1,105,000	4.000	12/01/08	1,102,668

			8,636,993

Missouri – 0.9%
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A+)
225,000	5.000	04/01/11	237,928
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for State Revolving Fund Program Series 2001 B (AAA/Aaa)
3,000,000	5.250	07/01/09	3,118,380

			3,356,308

Montana – 0.4%
Forsyth Montana PCRB Refunding Portland General Series 1998 A RMKT 05/01/03 (A/Baa1)(b)
1,000,000	5.200	05/01/09	1,009,660
Montana Facility Finance Authority Hospital RB for St. Peters Hospital Project Series 2007 (A3)
400,000	4.000	06/01/08	401,268

			1,410,928

Nevada – 2.1%
Clark County Airport RB Sub Lien Series 1998 A (MBIA) (AAA/Aaa)
1,250,000	6.000	07/01/08	1,261,600
Clark County GO Bonds Series 2000 (MBIA) (AAA/Aaa)(c)
1,030,000	5.500	07/01/10	1,103,058
Henderson Nevada Local Improvement Special Assessment Refunding for District No. T-14 Senior Limited Obligation Series 2007 A (FSA) (AAA/Aaa)
1,405,000	4.250	03/01/10	1,454,582
1,515,000	4.250	03/01/11	1,585,493
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006
300,000	4.350	12/01/09	299,748
605,000	4.600	12/01/11	602,949
670,000	4.700	12/01/12	665,813
585,000	4.800	12/01/14	573,540

			7,546,783

New Hampshire – 0.5%
New Hampshire Health & Education Facilities Authority Hospital RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
215,000	5.000	07/01/09	217,389
355,000	5.000	07/01/11	362,750
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
355,000	5.000	06/01/10	359,324
375,000	5.250	06/01/11	381,960
395,000	5.250	06/01/12	400,269

			1,721,692

New Jersey – 5.7%
Bayonne Redevelopment Agency RB Series 2007 A
1,000,000	5.000	04/11/09	1,019,070
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (BBB)(b)
500,000	6.850	12/01/09	516,945
New Jersey Economic Development Authority RB for School Facilities Construction Subseries 2007 T4 (AMBAC) (AAA/Aaa)(a)
2,500,000	5.500	04/02/08	2,500,000
New Jersey Health Care Facilities Financing Authority Department of Human Services RB for Greystone Park Psychiatric Hospital Series 2005 (AA-/A1)
2,000,000	5.000	09/15/10	2,081,280
New Jersey State Educational Facilities Authority RB Refunding for Fairleigh Dickinson University Series 2004 C (BBB-)
1,405,000	5.000	07/01/08	1,407,543
New Jersey State Turnpike Authority Turnpike RB Series 2000 A (MBIA) (AAA/Aaa)(c)
1,750,000	5.750	01/01/10	1,854,440
New Jersey Transportation Trust Fund Authority RB for Transportation Systems Series 2001 C (FSA) (AAA/Aaa)
5,285,000	5.750	12/15/12	5,937,169
Tobacco Settlement Financing Corp. RB Asset Backed Bonds Series 2002 (AAA/Aaa)(c)
4,685,000	5.750	06/01/12	5,067,530
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(c)
330,000	4.375	06/01/08	331,324

			20,715,301

New York – 4.6%
Metropolitan Transportation Authority Dedicated Tax Fund RB Series 2004 A (MBIA) (AAA/Aaa)
600,000	5.000	11/15/10	638,220
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/Baa1)
1,480,000	5.000	08/01/13	1,528,781
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital Project Series 2005 (BBB+/Baa1)
1,000,000	5.000	08/01/12	1,033,300

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
New York City Health & Hospital Corp. RB Refunding for Health Systems Series 2003 A (AMBAC) (AAA/Aaa)
$500,000	5.000%	02/15/11	$529,515
New York City Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2007 (ACA) (BB+)
1,630,000	5.000	11/01/11	1,660,367
New York GO Bonds Refunding Series 2002 C (AA/Aa3)
2,000,000	5.250	08/01/10	2,111,920
New York State Dormitory Authority RB for New York University Hospitals Center Series 2007 A (BB/Ba2)
1,000,000	5.000	07/01/09	1,015,610
1,000,000	5.000	07/01/11	1,029,780
New York State Dormitory Authority RB Pre-Refunded for Mount Sinai Health Series 2000 A (Baa1)(c)
5,160,000	6.625	07/01/10	5,695,453
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
250,000	5.000	12/01/08	252,057
Tobacco Settlement Financing Corp. RB Series 2003 B-1 (AA-/A1)
1,000,000	5.000	06/01/10	1,035,350

			16,530,353

North Carolina – 0.1%
Albemarle Hospital Authority RB Refunding Series 2007 (BBB)
250,000	4.250	10/01/09	251,438
270,000	5.000	10/01/10	276,542

			527,980

Ohio – 0.5%
Buckeye Tobacco Settlement Financing Authority RB Asset Backed Bonds Turbo Series 2007 A-2 (BBB/Baa3)
2,000,000	5.125	06/01/24	1,864,920

Oklahoma – 0.8%
Oklahoma County Finance Authority Educational Facilities Lease RB for Western Heights Public Schools Project Series 2006 (Assured GTY) (AAA)
1,390,000	5.000	09/01/10	1,477,514
Oklahoma Development Finance Authority Hospital RB for Great Plains Regional Medical Center Project Series 2007 (BBB)
700,000	4.250	12/01/09	700,966
730,000	4.375	12/01/10	731,511

			2,909,991

Oregon – 0.8%
Klamath Falls Oregon Intercommunity Hospital Authority RB Pre-Refunding for Merle West Medical Center Project Series 2002 (BBB)(c)
550,000	5.800	09/01/12	619,448
520,000	5.900	09/01/12	587,798
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BBB)
400,000	5.500	09/01/11	408,948
550,000	5.600	09/01/12	566,181
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BBB)
325,000	5.800	09/01/14	334,539
305,000	5.900	09/01/15	314,217

			2,831,131

Pennsylvania – 4.2%
Allegheny County Hospital Development Authority RB for University of Pittsburg Medical Center
Series 2003 B (AA-/Aa3)
3,000,000	5.000	06/15/10	3,120,180
Allegheny County Redevelopment Authority for Tax Increment Refunding Waterfront Project Series 2007 A (A-)
1,255,000	5.000	12/15/10	1,327,940
1,300,000	4.250	12/15/12	1,353,313
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (AAA/Aaa)
1,000,000	5.400	11/15/14	1,061,310
Montgomery County Higher Education & Health Authority Hospital RB for Abington Memorial Hospital Series 1998 A (AMBAC) (AAA/Aaa)
3,775,000	4.800	06/01/10	3,826,227
Pennsylvania State Higher Educational Facilities Authority State System RB Series 2006 AE (MBIA) (AAA/Aaa)
1,895,000	5.000	06/15/09	1,959,032
2,340,000	5.000	06/15/12	2,527,130

			15,175,132

Puerto Rico – 3.1%
Children’s Trust Fund RB for Asset Backed Bonds Series 2002 (BBB/Baa2)
800,000	5.000	05/15/08	801,312
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
5,000,000	5.000	12/01/09	5,140,150
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(b)
4,700,000	5.750	02/01/12	4,944,635
Puerto Rico Public Financial Corp. RB for Commonwealth Appropriation Series 2004 A (MBIA) (AAA/Aaa)(b)
275,000	5.250	02/01/12	283,429

			11,169,526

Rhode Island – 2.1%
Rhode Island Health & Educational Building Corp. RB for Higher Educational Facilities Rhode Island University Series 2000 B (AMBAC) (AAA/Aaa)(c)
5,000,000	5.700	09/15/10	5,447,450

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Rhode Island – (continued)
Rhode Island Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (Baa3)(c)
$585,000	4.300%	09/15/08	$591,388
610,000	4.500	09/15/08	617,204
635,000	4.750	09/15/08	643,204
Rhode Island Health & Educational Building Corp. RB for Hospital Financing Series 2003 A (ETM) (Baa3)
485,000	4.000	09/15/08	489,647

			7,788,893

South Carolina – 2.7%
Greenville County Tourism Public Facilities Corp. COPS for Greenville Hospitality Tax Series 2008 (MBIA) (AAA/Aaa)
1,225,000	4.000	04/01/10	1,263,428
1,075,000	4.000	04/01/11	1,115,571
Lexington One School Facilities Corp. Installment Purchase RB for Lexington County School District No. 1 Series 2006 (A1)
500,000	5.000	12/01/10	526,160
South Carolina Jobs Economic Development Authority Hospital Facilities RB Refunding & Improvement for Palmetto Series 2003 C (ACA)
3,035,000	5.000	08/01/08	3,049,963
South Carolina Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/Baa3)
3,750,000	6.000	05/15/22	3,800,887

			9,756,009

Tennessee – 5.8%
Johnson City Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Series 2006 A (BBB+/Baa1)
665,000	4.500	07/01/10	670,041
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (MBIA) (AAA/Aaa)
4,430,000	5.000	10/01/11	4,767,610
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aaa)(c)
5,000,000	5.500	10/15/11	5,495,300
Shelby County Health Educational & Housing Facilities Board RB for Baptist Memorial Healthcare Series 2004 A (AA)(b)
8,820,000	5.000	10/01/08	8,842,138
Shelby County Health Educational & Housing Facilities Board RB for Baptist Memorial Healthcare Series 2004 A (AA)
1,260,000	5.000	09/01/08	1,266,552

			21,041,641

Texas – 6.0%
Austin Texas Convention Enterprises, Inc. RB for Treasury Certificates Second Tier Series 2001 B (Aaa)(c)
5,000,000	6.000	01/01/11	5,426,500
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(b)
5,000,000	5.125	06/01/11	4,994,600
Mesquite Texas Health Facility Development Corp. RB for Christian Care Retirement Facility Series 2005 (BBB-)
395,000	5.000	02/15/09	398,010
610,000	5.000	02/15/10	618,204
North Texas Tollway Authority BANS Series 2007 (SP-1/MIG1)
5,000,000	4.125	11/19/08	5,005,200
North Texas Tollway Authority RB Refunding System First Tier Series 2008 E-2 (A-/A2) (b)(f)
2,000,000	5.250	01/01/12	2,051,720
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (AA/Aa3)
2,000,000	5.000	10/01/08	2,024,620
Tomball Texas Hospital Authority RB Refunding Series 2005 (Baa3)
1,140,000	5.000	07/01/08	1,141,334

			21,660,188

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,525,000	5.000	10/01/10	1,586,595

Utah – 0.6%
Salt Lake County Utah Municipal Building Authority Lease RB Series 1999 (AA+/Aa1)(c)
2,000,000	5.500	10/01/09	2,101,640

Virginia – 4.1%
Fairfax County Virginia Economic Development Authority Lease RB for Public Uses Complex Project Series 2006 (AA+/Aa1)
2,650,000	5.000	05/15/10	2,792,994
Louisa IDA PCRB for Virginia Electric & Power Co. RMKT 11/08/02 Series 1985 (A-/Baa1)
2,500,000	5.250	12/01/08	2,517,250
Pocahontas Parkway Association Virginia Toll Road RB for Capital Appreciation Senior Series 1998 B (AAA)(c)(e)
4,130,000	0.000	08/15/08	3,364,835
Rappahannock Virginia Regional Jail Authority Facilities RB GANS Series 2006 (MIG1)
2,500,000	4.250	12/01/09	2,526,625
Tobacco Settlement Financing Corp. RB Asset Backed Series 2005 (AAA/Aaa)
3,619,000	4.000	06/01/09	3,642,234

			14,843,938

Washington – 0.6%
King County Washington Public Hospital District No. 2 GO Bonds Refunding & Improvement for Evergreen Healthcare Series 2006 (MBIA) (AAA/Aaa)
1,000,000	4.000	12/01/10	1,036,790
Washington State GO Bonds Series 2000 B (AAA/Aa1)(c)
1,225,000	6.000	01/01/10	1,301,146

			2,337,936

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

West Virginia – 0.6%
West Virginia State Hospital Financial Authority RB Prerefunded for Charleston Medical Center Series 2000 (A2)(c)
$2,000,000		6.750%	09/01/10	$2,217,960

Wisconsin – 0.6%
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 Prerefunded (AMBAC) (ETM) (AAA/Aaa)
55,000		5.300	10/01/08	55,971
Badger Power Marketing Authority, Inc. Transmission Delivery Facilities RB Series 1993 Unrefunded Balance (AMBAC) (AAA/Aaa)
265,000		5.300	10/01/08	269,070
Wisconsin Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+)
695,000		4.000	05/01/08	695,090
715,000		4.000	05/01/09	715,951
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
125,000		4.125	05/15/09	124,800
260,000		4.125	05/15/10	258,664
Wisconsin Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
105,000		4.125	05/15/10	104,460

				2,224,006

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $338,000,090)				$341,526,861

Other Municipals – 5.8%

MMA Financial CDD Senior Securitization Trust RB for Various States Bartram Springs Passthru Series 2003 B (Aa3)(d)
$5,972,019		3.375%	11/01/08	$5,943,055
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (A3) (b)(d)
2,000,000		4.950	09/30/12	2,020,020
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2005 Class A (Aa3)(d)
9,840,000		4.050	05/04/10	10,030,502
Tax Exempt Municipal Infrastructure Improvement Trust Certificates RB Series 2006 Class A (A1)(d)
2,987,000		4.220	11/02/10	3,080,553

TOTAL OTHER MUNICIPALS
(Cost $20,822,130)				$21,074,130

Short-Term Investments – 2.4%

Michigan – 0.6%
University of Michigan VRDN RB General Series 2008 A (A-1+/VMGI1)(a)
$2,000,000		1.150%	04/01/08	$2,000,000

New York – 1.3%
Long Island Power Authority New York Electric System VRDN RB RMKT 05/23/03 Subseries 1998 3B
(A-1+/VMIG1	)(a)
1,000,000		0.980	04/01/08	1,000,000
New York City VRDN GO Bonds Subseries 1993 E5 (A-1+/VMGI1)(a)
1,500,000		1.300	04/01/08	1,500,000
New York City VRDN GO Bonds Subseries 1993 A-8 (A-1+/VMIG1)(a)
1,300,000		0.980	04/01/08	1,300,000
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (A-1+/VMIG1)(a)
1,000,000		1.220	04/01/08	1,000,000

				4,800,000

Texas – 0.2%
Harris County Health Facilities Development Corp. VRDN RB for St. Luke’s Episcopal Hospital Series 2001 B (A-1+)(a)
650,000		1.300	04/01/08	650,000

Wyoming – 0.3%
Uinta County Pollution Control Center VRDN RB Refunding for Chevron USA Inc Project Series 1993 (P-1)(a)
1,200,000		1.350	04/01/08	1,200,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,650,000)				$8,650,000

TOTAL INVESTMENTS – 102.4%
(Cost $367,472,220)				$371,250,991

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%				(8,734,785)

NET ASSETS – 100.0%				$362,516,206

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect at March 31, 2008.

(c)	Prerefunded security. Maturity date disclosed is prerefunding date.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $32,298,130, which represents approximately 8.9% of net assets as of March 31, 2008.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	When-issued security.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Schedule of Investments (continued)
March 31, 2008

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at March 31, 2008: MBIA 11.3%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
ARS	—	Auction Rate Security. The interest rate shown is the rate in effect as of March 31, 2008.
BANS	—	Bond Anticipation Notes
CDD	—	Community Development District
CIFG	—	CIFC Assurance North America, Inc.
COPS	—	Certificate of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FSA	—	Insured by Financial Security Assurance Co.
GANS	—	Grant Anticipation Notes
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GTY AGMT	—	Guaranteed Agreement
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance –
Insured Bonds Certificates
PCRB	—	Pollution Control Revenue Bond
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
XLCA-ICR	—	Insured by XL Capital Assurance, Inc.
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 94.1%

Alabama – 1.2%
Alabama Public School & College Authority RB for Capital Improvement Series 1999 D (AA/Aa2)
$1,150,000	5.750%	08/01/19	$1,200,611
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BBB-)
1,780,000	5.750	12/01/36	1,664,069
Birmingham Alabama GO Bonds for Capital Improvement Warrants Series 2000 A (AA/Aa3)
1,000,000	5.550	08/01/21	1,042,050
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	585,540
100,000	5.000	11/15/21	98,539
Mobile Water & Sewer Commissioners RB Series 2002 (FGIC) (A+/A2)
1,000,000	5.250	01/01/18	1,048,680
Puttable Floating Option Tax-Exempt Receipts (RITES) 1511 Series 2007(f)
2,740,000	11.584	10/01/38	1,730,803
Tuscaloosa Alabama GO Bonds Warrants Series 2000 (AA/Aa3)(a)
1,000,000	5.650	01/01/10	1,066,710

			8,437,002

Alaska – 1.4%
Alaska State Housing Finance Corp. RB for General Housing Series 2005 A (FGIC) (AA/Aa2)
4,000,000	5.250	12/01/34	4,013,080
Alaska State Housing Finance Corp. RB Series 1999 A (MBIA) (AAA/Aaa)
2,490,000	6.000	06/01/49	2,524,437
Anchorage Alaska Water RB Refunding Series 2004 (MBIA) (AAA/Aaa)(a)
1,000,000	5.125	05/01/14	1,107,860
Northern Tobacco Securitization Corp. RB for Alaska Asset Backed Bonds Series 2001 (AAA/Aaa)(a)
1,500,000	5.500	06/01/11	1,616,925

			9,262,302

Arizona – 1.8%
Arizona Health Facilities Authority RB for Phoenix Childrens Hospital Series 2007 A(b)(d)
4,000,000	3.210	02/02/15	3,840,200
Arizona School Facilities Board RB for State School Trust Series 2004 A (AMBAC) (AAA/Aaa) (a)
3,410,000	5.750	07/01/14	3,917,169
Maricopa County Arizona Unified School District No. 41 Gilbert GO Bonds Prerefunded Series 1995 (FSA) (AAA/Aaa)(a)
2,304,000	6.250	07/01/08	2,329,367
Maricopa County Arizona Unified School District No. 41 Gilbert GO Bonds Unrefunded Balance Series 1995 (FSA) (AAA/Aaa)
196,000	6.250	07/01/15	197,684
Northern Arizona University RB Series 2003 (FGIC) (A+/A2)(a)
1,235,000	5.500	06/01/14	1,399,280
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB-/Baa2)
500,000	5.000	01/01/26	459,630

			12,143,330

Arkansas – 0.8%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB/Baa2)(a)
4,000,000	7.250	02/01/10	4,341,720
Paragould Arkansas Sales and Use Tax RB Series 2001 (AMBAC) (AAA/Aaa)
650,000	5.100	06/01/18	666,269
Washington County Arkansas Hospital RB for Regional Medical Center Series 2005 A (BBB/Baa2)
150,000	5.000	02/01/35	132,465

			5,140,454

California – 17.4%
Abag Finance Authority RB for Non-Profit Corp. for San Diego Hospital Association Series 2001 A (A-/Baa1)
275,000	6.125	08/15/20	282,818
ABC Unified School District GO Bonds Series 2001 C (FGIC) (A+/A1)(c)
65,000	0.000	08/01/26	22,957
Anaheim Public Financing Authority RB for Capital Appreciation Public Improvements Project Series 1997 C (FSA) (AAA/Aaa)(c)
855,000	0.000	09/01/29	290,247
295,000	0.000	09/01/30	94,388
Bay Area Governments Association RB for Bay Area Infrastructure Financing Authority Series 2006 (FGIC) (A/A3)
7,500,000	5.000	08/01/17	7,829,925
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (FSA) (AAA/Aaa)(c)
40,000	0.000	08/01/25	15,808
California County Tobacco Securitization Agency RB for Stanislaus Subseries 2006 A (BBB) (c)
5,175,000	0.000	06/01/46	320,953
California County Tobacco Securitization Agency RB for Stanislaus Subseries 2006 B (BBB-) (c)
450,000	0.000	06/01/46	27,198
California Housing Finance Agency RB for Home Mortgage AMT Series 2006 I (AA-/Aa2)
2,425,000	4.800	08/01/36	2,097,091
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
1,000,000	5.750	09/01/23	1,084,290
California State GO Bonds Series 2003 (A+/A1)
1,000,000	5.250	02/01/33	1,006,270

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
California State GO for Refunded Bonds Series 2000 (FGIC) (AAA/Aaa)(a)
$1,205,000	5.250%	09/01/10	$1,288,772
California State GO for Unrefunded Balance Series 2000 (FGIC) (AAA/Aaa)(a)
75,000	5.250	09/01/10	80,214
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (FSA) (AAA/Aaa)
2,000,000	5.375	10/01/19	2,118,840
California State University Fresno Association, Inc. RB for Senior Auxiliary Organization Event Center Series 2002 (Baa3)(a)
1,000,000	6.000	07/01/12	1,132,190
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2006 B (A+)
14,000,000	5.250	03/01/45	13,342,840
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2007 B (A+)(d)
2,750,000	3.948	02/01/36	1,952,500
Capistrano Unified School District Capital Appreciation Special Tax Series 2005 (FGIC) (AA/Baa3)(c)
280,000	0.000	09/01/33	62,798
Cathedral City California Improvement Bond Act of 1915 Special Assessment for Limited Obligation Cove Improvement District 04-02 Series 2005
250,000	5.000	09/02/20	238,417
Chabot-Las Positas Community College District GO Bonds for Capital Appreciation Bonds Series 2006 C (AMBAC) (AAA/Aaa)(c)
6,340,000	0.000	08/01/35	1,280,490
Chula Vista California Community Facilities District Special Tax No. 7 for Otay Ranch Village Eleven Series 2006 I
250,000	5.100	09/01/26	216,585
1,560,000	5.125	09/01/36	1,297,499
Del Mar Race Track Authority RB Series 2005 (BBB-)
200,000	5.000	08/15/25	181,926
Eastern Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006
425,000	5.000	09/01/36	334,887
Eastern Municipal Water District Community Facilities Special Tax District No. 2004-29 Sun Ranch Series 2006
500,000	5.000	09/01/29	418,475
1,000,000	5.000	09/01/36	809,960
Eastern Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Series 2006
410,000	5.000	09/01/36	322,813
Foothill-De Anza Community College District of California GO Bonds for Capital Appreciation Bonds Series 2007 B (AMBAC) (AAA/Aaa)(c)
11,235,000	0.000	08/01/36	2,082,632
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AAA/Aaa)
6,000,000	5.000	08/01/27	5,911,860
Foothill-De Anza Community College District of California GO Bonds Series 2007 B (AMBAC) (AAA/Aaa)
3,985,000	5.000	08/01/27	3,926,460
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-3 (AAA/Aaa)(a)
350,000	7.875	06/01/13	423,731
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2003 A-5 (AAA/Aaa)(a)
650,000	7.875	06/01/13	786,929
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2005 A (FGIC/TCRS) (AAA/A2)
1,000,000	5.000	06/01/45	912,330
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Series 2007 A-1 (BBB/Baa3)
8,355,000	5.000	06/01/33	6,937,324
1,375,000	5.125	06/01/47	1,090,994
3,000,000	5.750	06/01/47	2,649,150
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 B (BBB)(c)
60,000,000	0.000	06/01/47	3,620,400
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Capital Appreciation Asset Backed Bonds Subseries 2007 C (BBB-)(c)
19,500,000	0.000	06/01/47	1,103,310
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2003 B (AAA/Aaa)(a)
7,800,000	5.500	06/01/13	8,572,902
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (A/A2)
3,075,000	5.000	06/01/45	2,761,104
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (AMBAC) (AAA/Aaa)
1,065,000	5.000	06/01/30	1,030,292
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (Radian-IBC) (AA)
1,500,000	5.000	06/01/45	1,344,405
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Bonds Series 2005 A (AMBAC/TCRS/BNY) (AAA/Aaa)
3,000,000	5.000	06/01/45	2,835,720
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2003 A-1 (AAA/Aaa)(a)
1,225,000	6.750	06/01/13	1,418,317
Hacienda La Puente Unified School District of California GO Bonds Election 2000 Series 2003 B (FSA) (AAA/Aaa)(a)
1,200,000	5.250	08/01/13	1,338,864
Kaweah Delta California Health Care District RB Series 2004 (A3)(a)
325,000	6.000	08/01/12	372,284

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
$285,000		5.000%	05/01/15	$301,687
Lafayette Redevelopment Agency Tax Allocation RB for Lafayette Redevelopment Project Series 2005 (Radian) (AA)
120,000		5.000	08/01/35	106,684
Lake Elsinore California Unified School District Community Facilities District Special Tax Series 2005-3
595,000		5.000	09/01/25	511,337
Long Beach Community College District COP for Capital Improvement Projects Series 2001 ARS (AMBAC) (AAA/Aaa)(d)
1,000,000		9.380	04/02/08	1,000,000
Menlo Park California GO Bonds Series 2002 (AAA/Aa1)
1,000,000		5.250	08/01/27	1,040,580
Merced City School District GO bonds for Capital Appreciation Election of 2003 Series 2005 (MBIA) (AAA)(c)
50,000		0.000	08/01/26	18,138
55,000		0.000	08/01/27	18,666
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa2)
1,000,000		5.100	07/01/25	1,021,720
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (FGIC) (A+/A2)(c)
40,000		0.000	08/01/24	17,466
Palo Alto California Improvement Bond Act of 1915 for Special Assessment University Avenue Area off Street Parking Series 2002 A (BBB)
955,000		5.250	09/02/15	958,801
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (FGIC) (A+/A2)(c)
70,000		0.000	08/01/25	26,300
Sacramento California North Natomas Community Facilities 97-01 Special Tax Series 2005
555,000		5.000	09/01/25	488,417
1,185,000		5.000	09/01/29	1,007,677
Sacramento County Sanitation District Refunding RB Refunding for Sacramento County Regional Series 2007 B (FGIC) (AA/Aa3)(d)
3,000,000		2.591	12/01/35	2,070,210
San Bernardino City Unified School District GO Bonds for Capital Appreciation Election of 1999 Series 2003 C (FGIC) (A/A3)(c)
55,000		0.000	08/01/25	21,015
San Diego California Unified School District GO Bonds for Election 1998 Series 2002 D (FGIC) (AA/Aa2)
1,000,000		5.250	07/01/24	1,089,030
San Dieguito Public Facilities Authority RB Refunding Series 2006 ARS (AMBAC) (AAA/Aaa) (d)
4,000,000		12.000	04/03/08	4,000,000
San Gabriel California Unified School District GO Bonds Unrefunded Balance Series 2002 A (FSA) (AAA/Aaa)
55,000		5.375	08/01/21	57,908
San Joaquin Hills Transportation Corridor Agency RB for Capital Appreciation Refunding Series 1997 A (MBIA) (AAA/Aaa)(c)
1,605,000		0.000	01/15/26	550,371
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (FGIC) (A+/A1)(c)
65,000		0.000	08/01/24	27,275
65,000		0.000	08/01/25	25,473
San Mateo Union High School District GO Bonds for Capital Appreciation Election of 2000
Series 2002 B (FGIC	) (AA-/Aa3)(c)
40,000		0.000	09/01/26	14,315
Santa Ana California Unified School District COPS Series 2007 (MBIA) (AAA/Aaa)
5,000,000		5.250	04/01/37	5,035,600
Silicon Valley Tobacco Securitization Authority RB for Capital Appreciation Santa Clara Series 2007 A (BBB+)(c)
8,000,000		0.000	06/01/36	1,051,920
Temecula Valley California Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007
1,865,000		5.000	09/01/37	1,527,211
Tobacco Securitization Authority of Northern California Settlement RB for Asset Backed Bonds Series 2005 A-1 (BBB/Baa3)
350,000		5.500	06/01/45	297,076
Tobacco Securitization Authority of Southern California Settlement RB for Asset Backed Bonds Series 2002 A (AAA/Aaa)(a)
3,000,000		5.625	06/01/12	3,325,590
Torrance California COPS Refunding & Public Improvement Project Series 2005 B (AMBAC) (AAA/Aaa)
310,000		5.250	06/01/34	313,717
University of California RB for Multiple Purpose Projects Series 2001 M (FGIC) (AAA/Baa3) (a)
2,000,000		5.125	09/01/09	2,105,080
Vernon Natural Gas Financing Agency RB for Vernon Gas Projects Subseries 2006 A3 (MBIA) (AAA/Aaa)(b)
3,000,000		5.000	08/03/09	3,000,000
West Contra Costa Unified School District GO Bonds for Capital Appreciation Election 2002 Series 2004 C (FGIC) (A-/Baa3)(c)
50,000		0.000	08/01/25	18,944

				118,318,367

Colorado – 2.1%
Castlewood Ranch Colorado Metropolitan District GO Bonds Refunding Series 2006 (XLCA) (A-)
1,905,000		4.250	12/01/29	1,654,874
3,520,000		4.250	12/01/34	2,938,284
Colorado Department of Transportation RB Revenue Anticipated Notes Series 2000 (AMBAC) (AAA/Aaa)(a)
1,000,000		6.000	06/15/10	1,085,000
Colorado Health Facilities Authority RB for Catholic Health Initiatives Series 2001 (AA/Aa2)(a)
550,000		5.500	09/01/11	596,112

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB)
$1,150,000	5.000%	12/01/35	$963,137
Colorado Health Facilities Authority RB for Hospital Poudre Valley Health Care Series 2005 F (BBB+/Baa1)
800,000	5.000	03/01/25	735,616
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (A2)(a)
500,000	6.500	11/15/11	568,640
E-470 Public Highway Authority RB Capital Appreciation Series 2004 B (MBIA) (AAA/Aaa)(c)
5,000,000	0.000	09/01/27	1,602,100
La Plata County Colorado School District No. 9-R Durango GO Bonds Series 2002 (MBIA) (AAA/Aaa)(a)
1,000,000	5.250	11/01/12	1,102,750
SBC Metropolitan District GO Refunding Series 2005 (ACA)
500,000	5.000	12/01/29	449,280
Tower Colorado Metropolitan District GO Bonds Refunding and Improvement Series 2005 (Radian) (AA/Aa3)
140,000	5.000	12/01/35	126,514
West Metro Fire Protection District GO Series 2006 A (MBIA) (AAA/Aaa)
2,200,000	5.250	12/01/26	2,283,556

			14,105,863

Connecticut – 0.4%
Connecticut State Development Authority PCRB Refunding for Connecticut Light & Power Co. RMKT 9/23/98 Series 1993 A (BBB-/Baa1)(d)
2,500,000	5.850	09/01/28	2,501,950

District of Columbia – 0.8%
District of Columbia RB for Friendship Public Charter School Series 2006 (ACA) (BBB)
100,000	4.000	06/01/16	93,808
District of Columbia Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 (BBB/Baa3)
720,000	6.250	05/15/24	722,916
1,000,000	6.500	05/15/33	986,470
Metropolitan Washington D.C. Airports Authority RB Series 2005 A (AMT) (MBIA) (AAA/Aaa)
2,000,000	5.000	10/01/35	1,852,940
Metropolitan Washington D.C. Airports Authority RB Series 2006 A (AMT) (FSA) (AAA/Aaa)
2,000,000	5.000	10/01/35	1,864,440

			5,520,574

Florida – 6.3%
Arbor Greene Community Development District Special Assessment for Refunding Revenue Series 2006 (BBB+)
1,410,000	5.000	05/01/19	1,384,098
Bobcat Trail Community Development District of Florida Special Assessment for Refunding Capital Improvement Series 2005
1,170,000	5.200	05/01/29	1,053,643
Bridgewater Wesley Chapel Community Development District of Florida Special Assessment for Capital Improvement Series 2005
2,395,000	5.750	05/01/35	2,245,384
Coconut Cay Community Development District of Florida Special Assessment Series 2006
990,000	5.375	05/01/36	802,672
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (FSA) (AAA/Aaa)(a)
1,000,000	5.250	08/15/14	1,119,640
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-)
645,000	5.000	05/01/21	639,479
Crossings At Fleming Island Community Development District of Florida RB Refunding Series 2007 (MBIA) (AAA/Aaa)
125,000	4.750	10/01/36	115,814
Crossings At Fleming Island Community Development District of Florida Special Assignment Refunding for Series 2000 B (MBIA) (AAA/Aaa)
1,765,000	5.800	05/01/16	1,862,040
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004
1,655,000	6.000	05/01/34	1,646,477
Double Branch Community Development District Special Assessment Series 2005 A
560,000	5.350	05/01/34	498,814
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (MBIA) (AAA)
2,755,000	5.375	05/01/22	2,920,272
High Ridge Quantum Community Development District of Florida Special Assessment for Boyton Beach Series 2005 A
1,880,000	5.750	05/01/35	1,774,250
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health Hospital Series 2005 B (A+/A1)
500,000	5.000	11/15/09	509,695
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (BBB+/Baa1)
300,000	5.625	03/01/24	303,663
Keys Cove Community Development District Special Assessment Series 2004
1,170,000	5.875	05/01/35	1,115,923
Lee County IDA RB Refunding for Shell PT/ Alliance Community Project Series 2007 (BBB-)
2,500,000	5.000	11/15/13	2,495,025
Longleaf Florida Community Development District Special Assessment Refunding Series 2006
1,290,000	5.375	05/01/30	1,103,595
Marsh Harbour Community Development District Special Assessment Series 2005 A
915,000	5.450	05/01/36	735,084
Meadow Florida Pointe III Community Development District RB for Capital Improvement Series 2004 A
960,000	6.000	05/01/35	974,074

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

Florida – (continued)
Miami-Dade County Expressway Authority of Florida RB Series 2004 B (FGIC) (A/A3)
$1,000,000		5.250%	07/01/26	$1,012,120
North Springs Improvement District RB for Water Management Series 2005 B
445,000		5.500	05/01/35	325,980
North Springs Improvement District RB Refunding for Water Management Series 2005 A
185,000		5.375	05/01/24	147,443
Oakstead Florida Community Development District Capital Improvement Special Assessment Refunding for Series 2006 A-1 (MBIA) (AAA/Aaa)
145,000		4.500	05/01/32	130,767
Orange County Health Facilities Authority RB for Orlando Regional Healthcare Hospital Series 2006 B (A/A2)
135,000		4.750	11/15/36	117,815
Orlando City Development Tax RB for Senior 6th Tourist Center Contract Payments Series 2008 A (AAA/Aaa)
5,000,000		5.250	11/01/38	5,003,500
Palm Beach County Florida GO Bonds Series 1999 A (AAA/Aaa)(a)
1,000,000		5.450	08/01/09	1,044,550
Port Everglades Authority RB Series 1986 (ETM) (AAA/Aaa)
2,585,000		7.125	11/01/16	2,998,884
Sail Harbour Community Development District Special Assessment Series 2005 A
970,000		5.500	05/01/36	882,535
Sonoma Bay Community Development District Special Assessment Series 2005 A
640,000		5.450	05/01/36	506,394
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (MBIA) (AAA/Aaa)
250,000		4.625	10/01/30	223,095
Tampa Florida Water & Sewer RB Refunding Series 2001 A (AA/Aa2)
1,000,000		5.250	10/01/19	1,053,450
Tampa Palms Open Space & Transportation Community Development District Revenue Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (MBIA) (AAA/Aaa)
1,395,000		4.500	05/01/18	1,444,146
Thousand Oaks Community Development District Special Assessment Series 2005 A-1
955,000		5.350	05/01/35	864,103
Village Community Development District No. 6 Special Assessment Series 2007
2,635,000		5.250	05/01/37	2,422,013
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvements Series 2005
985,000		5.600	05/01/36	911,332
Volusia County Educational Facility Authority RB Refunding for Embry-Riddle Aeronautical Series 2005 (Radian) (AA/Aa3)
650,000		5.000	10/15/35	600,320

				42,988,089

Georgia – 3.0%
Augusta Georgia Water & Sewer RB Series 2004 (FSA) (AAA/Aaa)
7,000,000		5.250	10/01/39	7,134,890
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BBB/Baa2)
325,000		5.500	01/01/34	278,837
Cobb County Development Authority RB for Student Housing KSU Village II Real Estate Series 2007 C (AMBAC) (AA/Aaa)
10,195,000		5.250	07/15/38	10,072,252
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000		6.000	03/01/12	5,591
Georgia State GO Bonds Unrefunded Balance Series 1992 B (AAA/Aaa)
995,000		6.000	03/01/12	1,112,539
Walton County Water & Sewer Authority RB for Oconee Hard Creek Restoration Project Series 2008 (FSA) (Aaa)(e)
2,000,000		5.000	02/01/38	1,987,580

				20,591,689

Guam – 0.0%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-)
175,000		5.000	10/01/23	170,219

Hawaii – 0.5%
Hawaii State Airport Systems RB Refunding Series 2000 B (AMT) (FGIC) (A-/A2)
3,500,000		6.625	07/01/17	3,640,490

Idaho – 0.1%
Idaho Housing & Finance Association Single Family Mortgage RB Series 2007 F-1 CL II (AA/Aa2)
1,125,000		5.250	01/01/38	1,027,305

Illinois – 4.3%
Chicago Illinois GO Bonds Prerefunded Series 2000 C (FGIC) (AAA/Aa3)(a)
1,365,000		5.500	07/01/10	1,471,675
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (FGIC) (AA-/Aa3)
815,000		5.500	01/01/19	852,156
Chicago Illinois Multi-Family Housing RB for Coppin Housing Project Series 2007 A (AMT) (FHA/GNMA) (Aaa)
1,375,000		5.000	11/20/48	1,186,254
Chicago Illinois O’Hare International Airport RB Refunding for General Airport 3rd Lien
Series 2003 A-1 (XLCA	) (A-/A1)
490,000		5.250	01/01/34	481,807
Chicago Illinois Skyway Toll Bridge RB Series 2000 (AMBAC) (AAA/Aaa)(a)
1,000,000		5.500	01/01/11	1,087,000
Chicago Illinois Tax Increment for Central Loop Redevelopment Project Series 2000 A (ACA)
2,000,000		6.500	12/01/08	2,046,040

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Illinois – (continued)
Chicago Illinois Tax Increment Junior Lien for Near South Redevelopment Project Series 2001 A (ACA)
$750,000	5.000%	11/15/11	$757,860
1,250,000	6.250	11/15/13	1,302,700
Du Page County High School District No. 87 Glenbard Township GO Bonds Unrefunded Balance Series 1998 A (Aa3)
20,000	5.050	12/01/14	20,035
Illinois Development Finance Authority PCRB for Amerencips Series 2000 A (BBB-/Ba1)(b)
2,300,000	5.500	02/28/14	2,235,554
Illinois Educational Facilities Authority Student Housing RB for Educational Advancement Fund University Center Project Series 2002 (AAA/Aaa)(a)
2,000,000	6.250	05/01/12	2,266,220
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BBB-/Baa3)
400,000	5.125	01/01/25	353,652
Illinois Finance Authority RB Refunding for Waste Management, Inc. Project Series 2005 A (AMT) (BBB)
400,000	5.050	08/01/29	317,200
Illinois State GO Bonds First Series 2002 (MBIA) (AAA/Aaa)
3,000,000	5.375	07/01/19	3,170,160
Lake County Illinois Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.000	11/01/16	3,773,225
Lombard Public Facilities Corp. RB for Conference Center and Hotel First Tier Series 2005 A-2 (ACA) (BB-)
425,000	5.500	01/01/36	342,563
Metropolitan Pier & Exposition Authority Illinois RB for McCormick Place Explosion Project Series 1999 (FGIC) (AAA/A1)
800,000	5.250	12/15/28	814,968
Northlake Illinois GO Refunding for Tax Increment Series 1998 A (AMBAC) (AA/Aaa)
300,000	5.000	06/01/14	303,690
Round Lake IL Lakewood Grove Special Service Area No. 1 Special Tax Series Refunding 2007 (AAA)
2,720,000	5.500	03/01/32	2,800,920
1,245,000	4.700	03/01/33	1,114,213
Southwestern Illinois Development Authority RB for Capital Appreciation Bonds Local Government Program Series 2007 (FSA) (AAA)(c)
6,500,000	0.000	12/01/25	2,580,435

			29,278,327

Indiana – 1.8%
Bloomington Municipal Facilities Corp. RB for Economic Development Lease Rental Series 1998 (AA-/Aa3)
260,000	4.800	08/01/12	262,985
City of Indianapolis RB for Indianapolis Industry Gas Utility Revenue 2nd Lien Series 2008 A (AAA/Aaa)(b)(e)
3,500,000	5.000	08/15/13	3,611,055
Clarksville High School Building Corp. RB Refunding for First Mortgage Series 1998 (MBIA) (AAA/Aaa)
150,000	5.000	07/15/14	152,252
Crown Point Indiana Multi-School Building Corp. Series 1999 (MBIA) (AAA/Aaa)(a)
200,000	4.800	07/15/09	208,926
Delaware County Hospital Authority RB for Cardinal Health Systems Obligation Group Series 2006 (Baa2)
240,000	5.250	08/01/36	199,217
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC) (AAA/Aaa)
125,000	4.850	07/05/15	130,026
Fall Creek Regional Waste District RB Refunding Series 2001 (MBIA) (AAA/Aaa)
100,000	4.700	03/01/13	106,051
Greencastle Indiana Waterworks RB Refunding Series 2001 (MBIA) (AAA/Aaa)
300,000	4.250	07/01/13	316,443
Indiana Bond Bank RB for Special Program Series 1998 A (FSA) (AAA/Aaa)
290,000	4.600	02/01/13	300,802
Indiana Bond Bank RB Unrefunded Balance for State Revolving Series 1998 A (AAA)
200,000	4.800	02/01/13	202,318
Indiana Educational Facilities Authority RB for Earlham College Project Series 1998 (Aa3)
325,000	4.950	10/15/12	331,575
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligations Series 2006 A (A+/A2)
1,000,000	5.000	02/15/39	896,950
Indiana Health Facility Financing Authority RB for Kings Daughters Hospital Series 1997 (Radian) (AA)
70,000	5.500	02/15/10	71,386
Indiana State Office Building Commission RB Refunding Series 1998 A (AA/Aa2)
300,000	4.700	07/01/11	304,623
Indianapolis Indiana Airport Authority RB Refunding for Special Facilities Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	614,771
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (AA)
275,000	4.650	07/05/13	298,292
Mount Vernon of Hancock County Multi-School Building Corp. RB Prerefunded for First Mortgage Series 2001 B (AMBAC) (AAA/Aaa)(a)
150,000	4.700	07/15/11	157,863
Munster School Building Corp. RB Refunding for First Mortgage Series 1998 (FSA) (AAA/Aaa)
200,000	4.600	07/05/10	203,134
North Montgomery High School Building Corp. RB for First Mortgage Series 2000 (FGIC) (AA/Baa3)
400,000	5.050	07/15/15	417,908
Northwest Allen County Middle School Building Corp. RB Prerefunded for First Mortgage Series 1998 (MBIA) (AAA/Aaa)(a)
100,000	4.750	01/15/09	103,308

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Indiana – (continued)
Perry Township Multi School Building Corp. RB for First Mortgage Series 2001 (FGIC) (AA/Aa3)
$240,000	4.625%	01/15/15	$248,993
Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (FSA) (AAA/Aaa)
300,000	5.000	07/10/16	313,299
Princeton City Indiana Sewer Works RB Refunding Series 2003
275,000	4.500	05/01/13	279,999
Purdue University COPS Series 1998 (AA/Aa1)
50,000	4.500	07/01/09	50,241
Rochester Community School Building Corp. RB Refunding for First Mortgage Series 1998 (AMBAC) (AAA/Aaa)
250,000	5.000	07/15/13	256,310
South Bend Community School Building Corp. RB for First Mortgage Series 2001 A (FSA) (AAA/Aaa)(a)
225,000	5.100	01/01/10	237,906
South Bend Community School Building Corp. RB for First Mortgage Series 2001 B (FSA) (AAA/Aaa)
200,000	4.600	07/01/13	206,874
Vanderburgh County Indiana Redevelopment Commission Tax Allocation for Tax Increment Series 2006 (A-)
1,400,000	5.250	02/01/31	1,275,092
Warren Township School Building Corp. RB Refunding for First Mortgage Series 1998 (FSA) (AAA/Aaa)
300,000	5.000	07/05/14	304,431
Whitley County Middle School Building Corp. RB Refunding for First Mortgage Series 1998 (FSA) (AAA/Aaa)
275,000	4.800	01/10/11	279,307

			12,342,337

Iowa – 0.4%
Coralville Iowa COPS Series 2006 D (A2)
1,325,000	5.250	06/01/22	1,335,401
Tobacco Settlement Authority of Iowa RB for Asset Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,587,169

			2,922,570

Kansas – 0.1%
Wichita Kansas Hospital RB for Refunding and Improvement Facilities Series 2001 III (A+)
1,000,000	5.500	11/15/25	1,016,620

Kentucky – 0.5%
Kentucky Economic Development Finance Authority System RB Prerefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)(a)
1,085,000	6.000	10/01/13	1,255,573
Kentucky Economic Development Finance Authority System RB Unrefunded for Norton Healthcare Series 2000 C (MBIA) (AAA/Aaa)
2,165,000	6.000	10/01/18	2,404,276

			3,659,849

Louisiana – 1.3%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	626,542
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,279,347
Louisiana Local Government Environmental Facilities & Community Development Authority for Louisiana Tech University Student Housing Series 2007 (AMBAC) (AAA/Aaa)
2,000,000	5.250	10/01/27	2,046,540
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,033,680
500,000	5.250	09/01/16	513,705
Orleans Louisiana Levee District Public Improvement RB Series 1986 (FSA) (AAA/Aaa)(d)
1,140,000	5.950	11/01/15	1,151,412
Tobacco Settlement Financing Corp. RB Series 2001 B (BBB/Baa3)
1,220,000	5.875	05/15/39	1,133,941

			8,785,167

Maine – 0.8%
Maine Municipal Bond Bank GO Bonds RB Series 2005 E (AAA/Aa1)
2,165,000	5.000	11/01/34	2,170,326
Maine State Housing Authority RB for Mortgage Purposes Series 2005 D-2 (AMT) (AA+/Aa1)
3,965,000	4.800	11/15/36	3,385,317

			5,555,643

Maryland – 1.8%
Anne Arundel County Maryland Special Obligation RB Special Tax Refunding for Arundel Mills Project Series 2004 (AAA/Aa1)
1,500,000	5.125	07/01/29	1,534,860
Baltimore Maryland RB for Wastewater Projects Series 2005 B (MBIA) (AAA/Aaa)(a)
3,260,000	5.000	07/01/15	3,621,012
Frederick County Maryland Special Tax Prerefunded for Lake Linganore Village Community Development Series 2001 A (Radian) (AA)(a)
220,000	5.600	07/01/10	239,760
445,000	5.700	07/01/10	485,936
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (AA)
280,000	5.600	07/01/20	285,580
555,000	5.700	07/01/29	555,361
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2001 (BBB+/Baa1)(a)
500,000	5.500	06/01/11	542,125

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Maryland – (continued)
Maryland State Health & Higher Educational Facilities Authority RB for Maryland Institute College of Art Series 2006 (BBB+/Baa1)
$1,000,000	5.000%	06/01/35	$919,570
1,000,000	5.000	06/01/40	924,890
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (BBB+/A3)
500,000	5.375	08/15/24	485,405
750,000	5.500	08/15/33	706,973
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Mercy Ridge Series 2007 (BBB+)
300,000	4.750	07/01/34	240,981
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa2)
1,500,000	5.000	03/01/19	1,602,180

			12,144,633

Massachusetts – 1.5%
Commonwealth of Massachusetts GO Bonds Consolidated Loan Series 2000 A (AAA/Aa2)(a)
2,000,000	6.000	02/01/10	2,145,580
Massachusetts Bay Transportation Authority RB Assessment Series 2004 A (AAA/Aa1)(a)
1,000,000	5.000	07/01/14	1,106,470
Massachusetts Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (AA)
2,275,000	5.000	08/15/35	2,075,551
Massachusetts Health & Educational Facilities Authority RB for Harvard Pilgrim Health Series 1998 A (FSA) (AAA/Aaa)
3,750,000	5.250	07/01/12	3,807,225
Massachusetts Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BBB-)
575,000	5.500	07/01/40	501,181
Massachusetts School Building Authority Sales Tax RB Series 2005 A (FSA) (AAA/Aaa)
500,000	5.000	08/15/30	502,415

			10,138,422

Michigan – 3.1%
Jackson County Hospital Finance Authority RB for W.A. Foote Memorial Hospital Assured Guarantee Series 2006 A ARS (AAA)(d)
2,500,000	6.950	04/02/08	2,500,000
Macomb Township Michigan Building Authority GO Prerefunded Series 2002 (AMBAC) (AAA/Aaa) (a)
300,000	4.750	04/01/11	318,912
Michigan Higher Education Facilities Authority RB Refunding for Limited Obligation Kalamazoo College Project Series 2003 (A1)
150,000	5.000	12/01/20	152,608
Michigan Higher Education Student Loan Authority RB for Student Loan Series 2003 17-1 (AMBAC) (AAA/Aaa)
5,000,000	5.200	03/01/24	4,811,300
Michigan Municipal Bond Authority RB for Clean Water Revolving Fund Series 1999 (AAA/Aaa) (a)
500,000	5.750	10/01/09	532,095
Michigan State Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (MBIA) (AAA/Aaa)(a)
2,000,000	6.125	11/15/09	2,143,920
Michigan State Hospital Finance Authority RB for Trinity Health Credit Group Series 2006 (AA/Aa2)
10,000,000	5.000	12/01/31	9,300,100
Pontiac Tax Increment Finance Authority RB Prerefunded for Tax Increment Development Series 2002 (ACA)(a)
640,000	5.375	06/01/12	703,616
Pontiac Tax Increment Finance Authority RB Unrefunded for Tax Increment Development Series 2002 (ACA)
360,000	5.375	06/01/17	314,471

			20,777,022

Mississippi – 0.1%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources, Inc. Project Series 1998 (BBB/Ba1)
685,000	5.875	04/01/22	669,368
Mississippi Hospital Equipment & Facilities Authority RB Refunding and Improvement for South Central Hospital Series 2006 (BBB+)
175,000	5.250	12/01/26	159,089

			828,457

Missouri – 1.4%
Cameron Missouri IDA Health Facilities RB Insured by Cameron Community Hospital Series 2000 (ACA)(a)
1,800,000	6.250	12/01/10	1,990,980
Jefferson County School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (MBIA) (AAA/Aaa)
300,000	4.350	03/01/16	310,905
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (BBB+/Baa1)
270,000	4.750	06/01/25	242,538
1,325,000	5.000	06/01/35	1,146,947
Missouri State Environmental Improvement & Energy Resources Authority RB for Kansas City Power & Light Series 1993 (BBB/A2)
515,000	4.000	01/02/12	516,756
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,122,440
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aaa)
1,000,000	5.500	12/01/15	1,080,140
Truman State University Housing System RB Series 2004 (AMBAC) (AA/Aaa)
3,000,000	5.000	06/01/30	3,010,620

			9,421,326

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Montana – 0.2%
Forsyth Montana PCRB Refunding Portland General Series 1998-A RMKT 5/1/03 (A/Baa1)(b)
$1,000,000	5.200%	05/01/09	$1,009,660
Montana Facility Finance Authority RB for St. Peters Hospital Project Series 2007 (A3)
120,000	5.000	06/01/28	114,706

			1,124,366

Nevada – 1.7%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB-/Baa3)(b)
765,000	5.450	03/01/13	788,179
Clark County School District GO Refunding Bonds Series 1998 (FSA) (AAA/Aaa)
800,000	5.500	06/15/13	893,552
Henderson Local Improvement District No. T-14 Special Assessment Refunding Senior Limited Obligation Series 2007 A (FSA) (AAA/Aaa)
900,000	4.250	03/01/12	946,305
Las Vegas Nevada New Convention & Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)(a)
2,500,000	6.000	07/01/09	2,647,250
Nevada Department of Business & Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
2,500,000	5.625	01/01/32	2,187,825
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Special Improvement District No. 60 Subseries 2006 B
1,575,000	5.100	12/01/22	1,433,628
North Las Vegas Nevada Local Special Assessment for Local Improvement District No. 60 Subseries 2006 B
690,000	4.850	12/01/15	670,611
University of Nevada RB for Community College Systems Series 2002 A (FGIC) (AA-/Aa3)
250,000	4.450	07/01/12	259,783
Washoe County Nevada GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)(a)
1,585,000	6.375	01/01/10	1,696,441

			11,523,574

New Hampshire – 0.5%
New Hampshire Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB)
1,250,000	5.200	05/01/27	1,035,612
New Hampshire Health & Education Facilities Authority RB for Healthcare Systems Covenant Health Series 2002(A)(a)
500,000	6.000	01/01/12	558,330
New Hampshire Health & Education Facilities Authority RB for Southern New Hampshire University Series 2006 (ACA) (BBB-)
1,000,000	5.000	01/01/27	886,210
New Hampshire Municipal Bond Bank RB Series 2003 (MBIA) (AAA/Aaa)(a)
1,000,000	5.250	08/15/13	1,113,880

			3,594,032

New Jersey – 4.1%
New Jersey Economic Development Authority RB for Cigarette Tax Series 2004 (Radian-IBC) (AA/Aa3)
1,085,000	5.500	06/15/16	1,151,000
New Jersey Economic Development Authority RB for School Facilities Construction Subseries 2007 T4 ARS (AMBAC) (AAA/Aaa)(d)
2,500,000	5.500	04/02/08	2,500,000
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	538,224
175,000	5.500	07/01/30	157,005
New Jersey Health Care Facilities Financing Authority RB for Hackensack University Medical Center Series 2008 (AAA/Aaa)(e)
3,000,000	5.250	01/01/36	3,011,100
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BBB-/Ba1)
500,000	6.500	07/01/21	511,050
New Jersey State GO Bonds Refunding Series 1999 F (AA/Aa3)
1,000,000	5.500	08/01/11	1,090,840
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2003 C (AAA/Aaa)(a)
3,000,000	5.500	06/15/13	3,367,680
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-B (BBB) (c)
12,800,000	0.000	06/01/41	1,206,656
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Series 2007 1-C (BBB-) (c)
11,250,000	0.000	06/01/41	1,007,550
Tobacco Settlement Financing Corp. RB for New Jersey Asset Backed Bonds Series 2002 (AAA/Aaa)(a)
2,370,000	6.000	06/01/12	2,651,983
Tobacco Settlement Financing Corp. RB for Public Improvement Asset Backed Bonds Prerefunded Series 2002 (AAA/Aaa)(a)
4,605,000	5.750	06/01/12	4,980,998
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
300,000	6.750	06/01/13	351,996
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	2,521,867
3,000,000	5.000	06/01/29	2,530,020

			27,577,969

New Mexico – 0.8%
Farmington New Mexico PCRB Public Service Co. Series 1997 D (BBB-/Baa2)
3,530,000	6.375	04/01/22	3,544,261
Santa Fe County NM RB for Gross Receipts Series 2008 (FSA) (AAA/Aaa)(e)
2,000,000	5.250	06/01/31	2,034,520

			5,578,781

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – 8.8%
Erie County Industrial Development Agency RB for School Facilities Residuals Series 2008 2490-1 (FSA) (AAA)(f)
$2,250,000		8.990%	05/01/26	$2,573,370
Erie County Industrial Development Agency RB for School Facilities Residuals Series 2008 2490-2 (FSA) (AAA)(f)
2,250,000		7.990	05/01/29	2,629,395
Hudson Yards Infrastructure Corp. RB Series 2006 A (FGIC) (A/A3)
10,000,000		5.000	02/15/47	9,618,700
Long Island Power Authority Electric System RB General Series 2006 C (A-/A3)
250,000		5.000	09/01/35	243,083
Metropolitan Transportation Authority RB Refunding for Transportation Series 2002 F (MBIA) (AAA/Aaa)(a)
1,000,000		5.250	11/15/12	1,105,840
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BB+)
2,045,000		5.000	11/01/12	2,084,264
New York City NY GO Bonds Series 2006 A (AA/Aa3)
400,000		5.000	08/01/18	422,556
New York City NY Industrial Development Agency Civic Facility RB for Polytechnic University Project Series 2000 (AAA)(a)
1,250,000		6.000	11/01/10	1,374,550
New York City NY Industrial Development Agency RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AAA/Aaa)
8,475,000		5.000	01/01/36	8,324,569
New York City NY Industrial Development Agency RB for Yankee Baseball Stadium-Pilot Series
2006 (FGIC	) (BBB-/Baa3)
5,000,000		5.000	03/01/31	4,795,700
New York City NY Industrial Development Agency RB for Yankee Baseball Stadium-Pilot Series
2006 (MBIA	) (BBB-/Aaa)
7,250,000		5.000	03/01/36	7,121,167
New York City NY Transitional Finance Authority RB for Future Tax Secured Series 2002 C (FGIC) (AAA/Aa1)
1,000,000		5.250	08/01/14	1,076,740
New York City Transitional Finance Authority RB for Refunding Future Tax Secured Series 2002 A (AAA/Aa1)(d)
2,000,000		5.500	11/01/11	2,138,220
New York Mortgage Agency RB for Homeowner Mortgage (AMT) Series 2003 109 (Aa1)
1,000,000		4.800	10/01/23	933,770
New York State Dormitory Authority Non State Supported Debt RB for NYU Hospital Center Series 2006 A (BB/Ba2)
750,000		5.000	07/01/26	675,900
New York State Dormitory Authority RB for New York University Hospital Series 2007 A (BB/Ba2)
1,000,000		5.000	07/01/22	945,310
1,000,000		5.000	07/01/26	901,200
1,300,000		5.000	07/01/36	1,097,668
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000		5.500	11/01/14	1,682,355
New York State Dormitory Authority RB Series 2000 A (FGIC) (AA-/A1)(a)
1,000,000		5.250	07/01/10	1,064,360
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Financing Program Refunding Series 2002 F (AAA/Aaa)
175,000		5.250	11/15/20	185,645
Tobacco Settlement Financing Corp. RB for New York Asset Backed Bonds Series 2003 A-1 (AA-/A1)
2,600,000		5.500	06/01/19	2,713,516
Tobacco Settlement Financing Corp. RB Series 2003 C-1 (AA-/A1)
5,000,000		5.500	06/01/19	5,218,300
Triborough Bridge & Tunnel Authority RB for General Purpose Series 1999 A (AAA/Aa2)(a)
675,000		5.250	07/01/09	705,699

				59,631,877

North Carolina – 1.6%
Charlotte North Carolina Water & Sewer System RB Series 2001 (AAA/Aa1)
1,000,000		5.125	06/01/26	1,024,180
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2002 A (AAA/Aaa)(a)
2,000,000		5.125	10/01/12	2,191,560
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (BBB/Baa1)
500,000		5.375	01/01/16	522,810
850,000		5.375	01/01/17	882,495
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 D (BBB/Baa1)
600,000		5.125	01/01/23	588,696
North Carolina Medical Care Commission Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AAA/Aaa)(a)
3,000,000		5.500	11/01/10	3,269,520
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (A-/A3)
450,000		5.500	01/01/13	489,002
Winston-Salem North Carolina Water & Sewer Systems RB Refunding Series 2001 (AAA/Aa2)(a)
1,500,000		5.250	06/01/11	1,638,450

				10,606,713

North Dakota – 0.0%
Ward County North Dakota Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+)
150,000		5.125	07/01/25	137,056

Ohio – 1.5%
Buckeye Tobacco Settlement Financing Authority RB Asset Backed Bonds Turbo Series 2007 A-2 (BBB/Baa3)
500,000		5.125	06/01/24	466,230
2,000,000		5.750	06/01/34	1,788,660
1,050,000		6.500	06/01/47	1,013,964

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Ohio – (continued)
Hamilton County Ohio Sales Tax RB for Hamilton County Football Project Series 1998 B (MBIA) (AAA/Aaa)(a)
$500,000	5.000%	06/01/08	$507,530
Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (A-/A3)
1,670,000	5.250	12/01/24	1,708,377
1,755,000	5.250	12/01/25	1,784,186
1,350,000	5.250	12/01/26	1,364,877
Ohio Housing Finance Agency Mortgage RB for Residential Mortgage Backed Securities Series 2006 E (AMT) (FNMA/GNMA) (Aaa)
85,000	5.000	09/01/36	75,329
Pickerington Local School District GO Bonds for School Facilities Construction & Improvement Series 2001 (FGIC) (AA-/A1)(a)
500,000	5.250	12/01/11	545,970
Summit County Port Authority Program Development RB for Twinsburg Township Project Series 2005 D (BBB+)
605,000	5.125	05/15/25	554,440
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond FD-Preston Series 2006 B (AMT) (BBB+)
130,000	4.800	11/15/35	105,499
Toledo-Lucas County Ohio Port Authority Development RB for Northwest Ohio Bond FD-Truckloan Series 2005 C (AMT) (BBB+)
425,000	5.125	11/15/25	378,314

			10,293,376

Oklahoma – 0.1%
Norman Oklahoma Regional Hospital Authority RB Refunding & Improvement Series 2007 (BBB)
300,000	5.125	09/01/37	252,357
Norman Oklahoma Regional Hospital Authority RB Series 2005 A (BBB)
250,000	5.375	09/01/36	219,282
Oklahoma Development Finance Authority RB for Great Plains Medical Center Project Series 2007 (BBB)
240,000	5.000	12/01/27	211,733
140,000	5.125	12/01/36	118,943

			802,315

Oregon – 0.3%
Klamath Falls Oregon Intercommunity Hospital Authority RB Prerefunded for Merle West Medical Center Series 2002 (BBB)(a)
1,255,000	6.125	09/01/12	1,430,235
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB)
745,000	6.125	09/01/22	755,028

			2,185,263

Pennsylvania – 1.2%
Bradford County IDA RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
3,015,000	4.700	03/01/19	2,669,692
Montgomery County Higher Education & Health Authority RB for Catholic Health Systems East Series 2004 C (A/A1)(a)
150,000	5.375	11/15/14	169,215
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A2)
2,000,000	6.250	11/01/31	2,006,280
Pennsylvania Higher Educational Facilities Authority RB for Moravian College Project Series 2001 (Radian) (AA)
150,000	5.375	07/01/23	150,896
Pennsylvania Higher Educational Facilities Authority RB for Widener University Series 2003 (BBB+)
795,000	5.000	07/15/08	800,438
1,000,000	5.000	07/15/09	1,024,060
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding for Philadelphia Funding Program Series 1999 (FGIC) (A+/A1)
1,000,000	5.250	06/15/15	1,019,390
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A/A1)(a)
225,000	5.375	11/15/14	253,822

			8,093,793

Puerto Rico – 3.2%
Puerto Rico Aqueduct & Sewer Authority RB for Senior Lien Series 2008 A (BBB-/Baa3)
2,000,000	6.000	07/01/38	2,053,680
2,500,000	6.000	07/01/44	2,557,325
Puerto Rico Aqueduct & Sewer Authority RB for Senior Lien Series 2008 A (BBB-/Baa3)(h)
2,000,000	0.000	07/01/24	1,679,480
Puerto Rico Commonwealth GO Bonds for Prerefunded Public Improvement Series 2006 A (AAA/Baa3)(a)
980,000	5.250	07/01/16	1,110,095
Puerto Rico Commonwealth GO Bonds for Unrefunded Balance Public Improvement Series 2006 A (BBB-/Baa3)
595,000	5.250	07/01/30	575,252
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
6,000,000	5.000	12/01/09	6,168,180
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 1996 Y (XLCA/ICR) (A-/A3)(a)
2,500,000	5.000	07/01/16	2,758,875
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2005 B (BBB-/Baa3)
1,525,000	5.000	07/01/41	1,389,976
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Series 2006 B (BBB+/Baa3)
1,250,000	5.000	07/01/25	1,210,600
1,250,000	5.000	07/01/37	1,143,613
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority RB for Ana G Mendez University System Project Series 2006 (BBB-)
425,000	5.000	03/01/36	369,665

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal		Interest	Maturity
Amount		Rate	Date	Value
Municipal Debt Obligations – (continued)

Puerto Rico – (continued)
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Series 2004 A (LOC-Government Bank for Puerto Rico) (BBB-/Ba1)(b)
$700,000		5.750%	02/01/12	$736,435

				21,753,176

South Carolina – 1.5%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000		5.000	08/01/30	2,034,700
Grand Strand Water & Sewer Authority South Carolina Waterworks & Sewer Systems RB Series 2001 (FSA) (AAA/Aaa)
5,000,000		5.000	06/01/31	5,027,650
Greenville County School District Installment Purchase RB Prerefunded for Building Equity Series 2002 (AA-/Aa3)(a)
550,000		6.000	12/01/12	628,881
Greenville County School District Installment Purchase RB Unrefunded Balance for Building
Equity Series 2002 (AA-/Aaa	)(a)
450,000		6.000	12/01/12	515,596
Lancaster County South Carolina School District GO Bonds Series 1999 (FSA) (AAA/Aaa)
1,000,000		5.100	03/01/15	1,046,620
South Carolina State Public Service Authority RB Series 1999 A (MBIA) (AAA/Aaa)(a)
1,000,000		5.750	01/01/10	1,069,300

				10,322,747

South Dakota – 0.1%
South Dakota Housing Development Authority RB for Homeownership Mortgage Series 2006 K (AMT)(AAA/Aa1)
1,000,000		5.050	05/01/36	890,410

Tennessee – 1.9%
Elizabethton Tennessee Health & Educational Facilities Board RB Refunding for Improvement First Mortgage Series 2000 B (ETM) (MBIA) (AAA/Aaa)
2,000,000		6.250	07/01/15	2,381,560
Johnson City Health & Educational Facilities Board Hospital First Mortgage RB for Mountain States Health Series 2000 A (ETM) (MBIA) (AAA/Aaa)
3,000,000		6.250	07/01/16	3,600,480
Johnson City Health & Educational Facilities Board Hospital First Mortgage RB for Mountain States Health Series 2006 A (BBB+/Baa1)
955,000		4.500	07/01/08	955,955
670,000		4.500	07/01/09	673,263
1,775,000		5.500	07/01/36	1,621,107
McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (HUD) (Baa1)
255,000		6.000	10/01/09	260,314
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (FNMA) (AAA)(b)
2,120,000		4.850	06/01/25	1,944,761
Sullivan County Tennessee Health Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+)
1,625,000		5.250	09/01/36	1,429,643

				12,867,083

Texas – 8.0%
Brazos River Authority PCRB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)
1,250,000		5.375	04/01/19	1,213,175
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 A (AMT) (CCC/Caa1)
700,000		7.700	04/01/33	702,317
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 1999 C (AMT) (CCC/Caa1)(d)
1,200,000		7.700	03/01/32	1,204,548
Brazos River Authority PCRB Refunding for TXU Electric Co. Project Series 2001 C (AMT) (CCC/Caa1)(b)
1,045,000		5.750	11/01/11	988,769
Dallas-Fort Worth International Airport Facilities Improvement Corp RB RMKT 04/04/08 Series 2002 C (MBIA) (AAA/Aaa)
1,000,000		6.250	11/01/28	1,000,970
Dallas-Fort Worth International Airport Facilities Improvement Corp RB RMKT 04/11/08 Subseries 2003 C-2 (XLCA) (A+/A1)
2,000,000		6.125	11/01/18	2,000,920
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (FSA) (AAA/Aaa)
2,015,000		5.750	09/01/27	2,115,488
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000		5.125	08/15/30	1,010,250
Grand Prairie Texas Independent School District GO Bonds Series 2003 (FSA) (AAA/Aaa)(a)
1,000,000		5.375	02/15/13	1,107,240
Gregg County Texas Health Facilities Development Corp. RB for Good Shepherd Medical Center Project Series 2000 (Radian) (AA/Aa3)(a)
3,000,000		6.375	10/01/10	3,313,770
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa3)
1,000,000		6.650	04/01/32	1,015,000
Harris County Health Facilities Development Corp. RB for Christus Health Series 1999 A (MBIA) (AAA/Aaa)(a)
1,000,000		5.750	07/01/09	1,053,290
Harris County Hospital District RB Refunding Series 2000 (MBIA) (AAA/Aaa)(a)
2,050,000		6.000	08/15/10	2,214,307
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000		5.000	08/15/19	673,526
Houston Utilities System RB Refunding First Lien Series 2004 A (MBIA) (AAA/Aaa)
1,000,000		5.250	05/15/25	1,012,450

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Texas – (continued)
Matagorda County Texas Navigation District No. 1 Pollution Control RB Refunding for Power & Light Center CONV 08/21/07 Series 1996 (MBIA) (AAA/Aaa)
$2,500,000	5.200%	05/01/30	$2,404,675
Matagorda County Texas Navigation District No. 1 Pollution Control RB Refunding for Texas Airport Center Co. Project Series 2008 (BBB/Baa2)(b)
10,000,000	5.125	06/01/11	9,989,200
Matagorda County Texas Navigation District No. 1 Pollution Control RB Refunding for Texas Airport Project RMKT 12/6/06 Series 2005 B (AMT) (AMBAC) (AAA/Aaa)
1,000,000	4.550	05/01/30	853,840
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-)
150,000	5.500	02/15/25	139,247
250,000	5.625	02/15/35	221,495
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA)
1,160,000	5.500	08/15/21	1,231,410
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (B+/Ba3)
1,000,000	6.625	01/01/11	1,006,260
North Texas Tollway Authority RB for Refunding System First Tier Series 2008 A (A-/A2) (e)
5,000,000	5.750	01/01/40	5,006,900
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (AA/Aa3)
5,000,000	5.750	10/01/21	5,157,400
Schertz Texas GO Bonds Series 2006 (MBIA) (AAA/Aaa)
1,715,000	5.250	02/01/25	1,782,897
1,900,000	5.250	02/01/27	1,957,608
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligation Group Series 2007 (BBB+)
425,000	5.125	05/15/37	363,230
Tomball Hospital Authority RB Refunding Series 2005 (Baa3)
650,000	5.000	07/01/20	610,226
250,000	5.000	07/01/23	226,390
Waxahachie Independent School District GO Bonds Capital Appreciation Prerefunded Series 2000 (PSF-GTD) (Aaa)(a)(c)
1,775,000	0.000	08/15/10	1,385,317
Waxahachie Independent School District GO Bonds Capital Appreciation Unrefunded Balance Series 2000 (PSF-GTD) (AAA/Aaa)(c)
80,000	0.000	08/15/13	61,270
Williamson County Texas GO Bonds for Road Series 2002 (FSA) (AAA/Aaa)(a)
1,040,000	5.250	02/15/12	1,131,135

			54,154,520

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB for Senior Lien Matching Fund Loan Note Series 2004 A (BBB)
1,045,000	5.000	10/01/12	1,091,973
500,000	5.250	10/01/16	519,775

			1,611,748

Utah – 0.3%
South Davis Recreational District GO Bonds Series 2004 (XLCA) (A+/A2)
200,000	4.375	01/01/20	197,010
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (BBB/Baa2)
2,000,000	5.700	11/01/26	1,948,520

			2,145,530

Virginia – 0.5%
Bristol Virginia Utilities System RB Refunding Series 2003 (MBIA) (AAA/Aaa)
1,850,000	5.250	07/15/26	1,908,330
Tobacco Settlement Financing Corp. RB for Capital Appreciation Bonds Subseries 2007 C1 (BBB)(c)
2,250,000	0.000	06/01/47	135,765
Virginia Commonwealth Transportation Board RB for Northern Virginia Transportation District Program Series 1999 A (AA+/Aa1)(a)
1,000,000	5.500	05/15/09	1,047,870

			3,091,965

Washington – 2.9%
King County Washington Sewer RB Second Series 1999 (FGIC) (AAA/A1)(a)
3,965,000	6.250	01/01/09	4,132,362
Skagit County Washington Public Hospital District No. 2 GO Refunding Bonds for Improvement Series 2005 (MBIA) (AAA/Aaa)
3,700,000	5.000	12/01/30	3,640,615
Tacoma Washington GO Bonds Series 2004 (MBIA) (AAA/Aaa)
4,000,000	5.000	12/01/30	3,988,960
Vancouver Downtown Redevelopment Authority RB for Conference Center Project Series 2003 A (ACA)
3,025,000	6.000	01/01/34	2,712,185
Washington State GO Bonds for Various Purposes Series 2002 A (AA+/Aa1)
300,000	5.000	07/01/14	320,520
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	590,615
Washington State GO Bonds Series 2000 B (AAA/Aa1)(a)
1,000,000	6.000	01/01/10	1,062,160
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (AA/Aa3)
315,000	5.000	12/01/36	278,709
Washington State Health Care Facilities Authority RB for Veterans Administration Mason Medical Series 2007 B (ACA) (BBB)
3,000,000	6.000	08/15/37	2,785,770

			19,511,896

West Virginia – 0.4%
Monongalia County Building Commission Hospital RB for Monongalia General Hospital Series 2005 A (BBB+)
1,380,000	5.250	07/01/25	1,335,785
595,000	5.250	07/01/35	545,091

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

West Virginia – (continued)
West Virginia State GO Bonds for State Road Series 2000 (FGIC) (AAA/Aa3)(a)
$1,000,000	5.625%	06/01/10	$1,079,410

			2,960,286

Wisconsin – 1.4%
Badger Tobacco Asset Securitization Corp. RB Asset Backed Bonds Series 2002 (BBB/Baa3)
1,000,000	6.375	06/01/32	1,003,160
Superior Wisconsin RB for Superior Water, Light & Power Project Series 2007 B (Baa1)
500,000	5.750	11/01/37	465,180
Superior Wisconsin RB Refunding for Superior Water, Light & Power Project Series 2007 A (Baa1)
525,000	5.375	11/01/21	511,413
Wisconsin State GO Bonds Series 1999 C (AA-/Aa3)(a)
5,380,000	6.250	05/01/10	5,809,754
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB)
375,000	5.125	05/15/29	329,464
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB)
100,000	5.000	05/15/36	83,653
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/24	1,584,013

			9,786,637

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $657,003,679)			$640,963,120

Other Municipals – 0.5%

Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (Baa2) (b)(g)
$2,000,000	5.500%	09/30/15	$2,023,220
Tax Exempt Municipal Infrastructure Improvement Loc-Compass Bank Trust Certificates RB Series 2005 A Class A (Aa3)(g)
982,000	4.050	05/04/10	1,001,012

TOTAL OTHER MUNICIPALS
(Cost $2,982,952)			$3,024,232

Shares	Rate	Value
Short-Term Investments – 6.9%

Investment Companies – 6.9%
JP Morgan Tax Free Money Market Fund – Institutional Shares
14,400,000	2.07%	$14,400,000
Morgan Stanley Institutional Liquidity Fund — Tax-Exempt Portfolio – Institutional Shares
32,500,000	2.13%	32,500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $46,900,000)		$46,900,000

TOTAL INVESTMENTS – 101.5%
(Cost $706,886,631)		$690,887,352

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5%)		(10,104,491)

NET ASSETS – 100.0%		$680,782,861

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect March 31, 2008.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Except for the Floating Rate Notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2008.

(e)	When-issued security.

(f)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(g)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,024,232, which represents approximately 0.4% of net assets as of March 31, 2008.

(h)	Security is issued with zero coupon until the next reset date.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at March 31, 2008: MBIA 11.6%, AMBAC 10.4%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ARS	—	Auction Rate Security. The interest rate shown is the rate in effect as of March 31, 2008.
BNY	—	Insured by The Bank of New York Mellon Corp.
CONV	—	Converted
COPS	—	Certificate of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
HUD	—	Insured by Housing and Urban Development
GNMA	—	Insured by Government National Mortgage Association
GO	—	General Obligation
ICR	—	Insured Custodial Receipts
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
Radian-IBC	—	Insured by Radian Asset Assurance -
International Bancshares Corporation
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
TCRS	—	Transferable Custodial Receipts
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 93.2%

New York – 75.2%
Albany Industrial Development Agency Civic Facility RB Refunding for Albany State University Law School Series 2007 A (BBB)
$500,000	5.000%	07/01/31	$445,740
Albany Industrial Development Agency Civic Facility RB Refunding for St. Peters Hospital Project Series 2008 A (BBB+/Baa2)
500,000	5.250	11/15/32	458,710
Amherst Industrial Development Agency Civic Facility RB Refunding for Daeman College Mandatory Tender Series 2006 A (Radian) (Manufacturers & Traders SPA) (AA)(a)
480,000	4.200	10/01/11	489,701
Erie County GO Bonds Refunding Series 2005 D-1 (MBIA) (AAA/Aaa)
300,000	5.000	06/01/21	311,187
Erie County Industrial Development Agency School Facility RB Residuals Series 2490-1 (FSA) (AAA)(b)
250,000	5.750	05/01/26	285,930
Erie County Industrial Development Agency School Facility RB Residuals Series 2490-2 (FSA) (AAA)(b)
250,000	5.750	05/01/29	292,155
Hudson Yards Infrastructure Corp. RB Series 2006 A (FGIC) (A/A3)
500,000	5.000	02/15/47	480,935
Long Island Power Authority Electric Systems RB Refunding Series 2006 D (A-/A3)
200,000	4.000	09/01/10	206,262
Long Island Power Authority Electric Systems RB Series 2006 C (A-/A3)
1,000,000	5.000	09/01/35	972,330
Metropolitan Transportation Authority RB Refunding Series 2005 F (A/A2)
500,000	5.000	11/15/30	494,630
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/Baa1)
580,000	5.000	08/01/12	599,314
300,000	5.000	08/01/22	291,021
New York City Industrial Development Agency RB for Queens Baseball Stadium-Pilot Series 2006 (AMBAC) (AAA/Aaa)
500,000	5.000	01/01/19	531,245
1,000,000	5.000	01/01/36	982,250
New York City Industrial Development Agency RB for Yankee Stadium-Pilot Series 2006 (MBIA) (AAA/Aaa)
500,000	5.000	03/01/36	491,115
New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BB+)
250,000	5.000	11/01/11	254,658
New York City Municipal Water Finance Authority RB Refunding for Fiscal 2008 Series 2007 A (AA+/Aa2)
500,000	5.000	06/15/38	496,110
New York City Municipal Water Finance Authority RB Refunding for Second General Resolution Series 2007 AA (AA/Aa3)
500,000	5.000	06/15/37	496,165
New York GO Bonds Series 2003 D (AA/Aa3)
520,000	5.250	10/15/18	$547,752
New York GO Bonds Refunding Series 2007 A1 (AA/Aa3)
750,000	5.000	08/01/20	781,748
New York State Dormitory Authority RB Non State Supported Debt for Kaleida Hospital Health Series 2006 (FHA) (AAA)
260,000	4.000	08/15/14	258,978
New York State Dormitory Authority RB Non State Supported Debt for New York University Hospitals Center Series 2006 (BB/Ba2)
500,000	5.000	07/01/13	514,350
New York State Dormitory Authority RB Non State Supported Debt for New York University Series 2007 A (AMBAC) (AA)
1,000,000	5.000	07/01/20	1,064,650
New York State Dormitory Authority RB Non State Supported Debt for North Shore Long Island Jewish Obligation Group Series 2007 A (A-/A3)
1,000,000	5.000	05/01/19	1,029,370
New York State Dormitory Authority RB Refunding for Interfaith Medical Center Series 2007 (AA-)
850,000	4.750	02/15/12	885,895
New York State Dormitory Authority State Personnel Income Tax RB for Education Series 2007 A (AAA)
750,000	5.000	03/15/19	805,942
New York State Environmental Facilities Corp. State Clean Water & Drinking RB for Revolving Funds Pooled Funding Series 2007 D (AAA/Aaa)
600,000	5.000	03/15/20	644,376
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
325,000	5.250	11/15/20	344,770
New York State Power Authority RB Refunding Series 2007 C (MBIA) (AAA/Aaa)
550,000	5.000	11/15/21	582,258
New York State Thruway Authority Highway & Bridge Gen RB Refunding Series 2007 H (FGIC) (AA-/Aa3)
1,000,000	5.000	01/01/32	997,170
New York State Thruway Authority Highway & Bridge Second Gen RB Series 2007 A (AMBAC/TCRS/BNY) (AAA)
500,000	5.000	04/01/21	525,880
New York State Urban Development Corp. RB for State Personnel Income Tax Series 2005 A-1 (AMBAC) (AAA/Aaa)
1,000,000	5.000	12/15/23	1,034,140
Sales Tax Asset Receivables Corp. RB Series 2004 A (MBIA) (AAA/Aaa)
335,000	5.250	10/15/19	360,058
Saratoga County Industrial Development Agency Civic Facilities RB for Saratoga Hospital Project Series 2004 A (BBB+)
725,000	5.000	12/01/08	730,967
300,000	5.000	12/01/14	308,532

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

New York – (continued)
Seneca County Industrial Development Agency Civic Facilities RB Refunding for New York Chiropractic College Series 2007 (BBB)
$500,000	5.000%	10/01/27	$458,025
Suffolk County Industrial Development Agency Continuing Care Retirement RB Refunding for Jeffersons Ferry Project Series 2006 (BBB-)
250,000	5.000	11/01/12	252,740
Tobacco Settlement Financing Corp. for New York Asset Backed Bonds RB Series 2003 A-1 (AA-/A1)
2,750,000	5.500	06/01/18	2,865,830

			23,572,889

Guam – 1.5%
Guam Economic Development & Commerce Authority Tobacco Settlement Asset Backed RB Series 2007 (BBB+)
250,000	5.250	06/01/32	237,840
250,000	5.625	06/01/47	236,660

			474,500

Puerto Rico – 11.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)
150,000	6.000	07/01/38	154,026
150,000	6.000	07/01/44	153,439
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien RB Series 2008 A (BBB-/Baa3)(c)
150,000	0.000	07/01/24	125,961
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University Systems Project Series 2006 (BBB-)
225,000	5.000	03/01/09	229,111
Puerto Rico Infrastructure Financing Authority Special Tax Refunding Series 2005 C (AMBAC) (AAA/Aaa)
500,000	5.500	07/01/24	521,865
Puerto Rico Public Finance Corp. RB Commonwealth Appropriations Mandatory Tender Refunding Series 2004 A (LOC – Government Development Bank of Puerto Rico) (BBB-/Ba1)(a)
1,000,000	5.750	02/01/12	1,052,050
University of Puerto Rico RB Refunding Series 2006 P (BBB-/Baa2)
230,000	5.000	06/01/13	241,493
1,000,000	5.000	06/01/19	1,011,290

			3,489,235

U.S. Virgin Islands – 5.4%
Virgin Islands Public Finance Authority Senior Lien Matching Fund Loan RB Series 2004 A (BBB)
700,000	5.000	10/01/10	728,273
500,000	5.000	10/01/14	521,375
Virgin Islands Water & Power Authority RB Series 2007 A (BBB-/Baa3)
500,000	5.000	07/01/31	456,980

			1,706,628

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $29,804,539)			$29,243,252

Short-Term Investments – 3.8%

New York – 3.8%
Long Island Power Authority New York Electric Systems VRDN RB RMKT 05/23/03 Series 1998 Subseries 3B (A-1+/VMGI1)(d)
$900,000	0.980%	04/01/08	$900,000
New York City Transitional Finance Authority VRDN RB for New York City Recovery Series 2002-1 Subseries 1D (A-1+/VMGI1)(d)
100,000	1.220	04/01/08	100,000
New York City Transitional Finance Authority VRDN RB Series 2002 Subseries 2F (A-1+/VMGI1) (d)
200,000	1.220	04/01/08	200,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,200,000)			$1,200,000

TOTAL INVESTMENTS – 97.0%
(Cost $31,004,539)			$30,443,252

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			930,815

NET ASSETS – 100.0%			$31,374,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Maturity Date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2008.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

The Portfolio had the following insurance concentration at 10% or greater of net assets at March 31, 2008: AMBAC 14.9%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
BNY	—	Insured by The Bank of New York Mellon Corp.
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA	—	Insured by Federal Housing Administration
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
SPA	—	Stand-by Purchase Agreement
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – 97.0%

California – 86.7%
Abag Finance Authority RB for Non-Profit Corps. RB for San Diego Hospital Association Series 2001 A (A-/Baa1)
$725,000	6.125%	08/15/20	$745,612
Abag Finance Authority RB for Non-Profit Corps. RB for Sansum-Santa Barbara Series 2002 A (CA MTG INS) (A+)
2,000,000	5.500	04/01/21	2,056,180
Abag Finance Authority RB for Non-Profit Corps. RB Refunding for United Dominion Housing Series 2000 B (GTY AGMT) (BBB/Baa2)(a)
1,000,000	6.250	08/15/08	1,012,330
Banning Utility Authority Water Enterprise RB for Refunding and Improvement Projects Series 2005 (FGIC) (A-/Baa3)
1,135,000	5.000	11/01/22	1,152,354
Bay Area Infrastructure Financing Authority RB for State Payment Acceleration Notes Series 2006 (FGIC) (A/A3)
1,500,000	5.000	08/01/17	1,565,985
Brentwood Infrastructure Financing Authority Special Assessment Refunding Subseries 2005 B
235,000	5.000	09/02/25	213,114
California Educational Facilities Authority RB for California Institute of Technology Series 2003 A (AAA/Aaa)(b)
1,000,000	5.000	10/01/11	1,083,160
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2005 G (A/A2)
1,000,000	5.000	07/01/10	1,031,840
California Health Facilities Financing Authority RB for Catholic Healthcare West Unrefunded Balance Series 2004 H (A/A2)(a)
805,000	4.450	07/01/11	821,776
California Infrastructure & Economic Development Bank RB for LA County Department of Public Social Services Series 2003 (AMBAC) (AAA/Aaa)
505,000	5.750	09/01/23	547,566
California Municipal Finance Authority RB for University Students Cooperation Association Series 2007 (BBB-)
790,000	5.000	04/01/22	739,337
California Special Districts Association Finance Corp. COPS for Montecito San District Series 2007 UU (MBIA) (AAA/Aaa)
750,000	5.000	07/01/33	737,265
California State Department of Transportation RANS for Federal Highway Grant Series 2004 A (FGIC) (AA-/Aa3)
1,000,000	5.000	02/01/12	1,070,280
California State Department of Water Resources Power Supply RB Series 2002 A (A/Aaa)(b)
1,000,000	6.000	05/01/12	1,131,820
California State Economic Recovery GO Bonds Series 2004 A (AA+/Aa3)
1,000,000	5.250	01/01/10	1,047,490
California State Economic Recovery GO Bonds Series 2008 B (AA+/Aa3)(a)
1,000,000	5.000	07/01/11	1,056,900
California State GO Bonds Prerefunded Series 2001 (AAA/Aaa)(b)
1,000,000	5.125	06/01/11	1,080,860
California State Public Works Board RB for California Community College Series 2007 B (FGIC) (A/A2)
2,000,000	5.000	03/01/24	2,022,860
California State Public Works Board RB for Department of Mental Health Coalinga Series 2004 A (A/A2)
1,000,000	5.000	06/01/11	1,056,440
California State Public Works Board RB Refunding for Department of Health Services Series 2005 K (A/A2)
200,000	5.000	11/01/22	202,128
California Statewide Communities Development Authority Apartment Development RB Refunding for Irvine Apartment Communities Series 1998 A-2 (A-)(a)
1,000,000	4.900	05/15/08	1,002,670
California Statewide Communities Development Authority RB for Front Porch Communities & Services Series 2007 A (BBB)(c)
1,000,000	5.125	04/01/37	854,940
California Statewide Communities Development Authority RB for Henry Mayo Newhall Memorial Hospital Series 2007 (CA MTG INS) (A+)
1,000,000	5.000	10/01/37	921,770
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+)(a)
725,000	3.850	06/01/12	727,465
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2006 B (A+)
1,000,000	5.250	03/01/45	953,060
California Statewide Communities Development Authority RB Refunding for Daughters of Charity Health Series 2005 F (BBB+)
500,000	5.000	07/01/09	511,725
Carson Redevelopment Agency Tax Allocation for Sub-Merged Project Area Series 2003 D (AAA) (b)
1,000,000	6.000	01/01/14	1,148,070
Colton Joint Unified School District GO Bonds for Election of 2001 Series 2006 C (FGIC) (A/A2)
500,000	5.250	02/01/22	525,400
Coronado Community Development Agency Tax Allocation Refunding for Coronado Community Development Project Series 2006 (FGIC) (A/Baa3)
1,000,000	5.000	09/01/22	1,036,070
Del Mar Race Track Authority RB Refunding Series 2005 (BBB-)
1,000,000	5.000	08/15/08	1,002,790
Eastern Municipal Water District Community Facilities Special Tax for Area Improvement District 2004-32 Series 2007 A
340,000	5.000	09/01/37	267,573
Eastern Municipal Water District Community Facilities Special Tax for Cottonwood District 2004-27 Series 2006
100,000	5.000	09/01/27	84,869
Foothill-De Anza Community College District of California GO Bonds Series 2007 A (AMBAC) (AAA/Aaa)
1,500,000	5.000	08/01/27	1,477,965
Franklin McKinley School District GO Bonds for Election of 2004 Series 2008 B (FSA) (AAA/Aaa)
1,500,000	5.250	08/01/32	1,535,940
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2007 A-1 (BBB/Baa3)
1,000,000	5.750	06/01/47	883,050

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB for Enhanced Asset Backed Bonds Series 2005 A (FGIC) (A/A2)
$1,685,000	5.000%	06/01/35	$1,638,528
Hollister Joint Powers Financing Authority RB for Refunding and Improvement Project Series 2006-1 (FSA) (AAA)
500,000	5.000	06/01/17	538,105
Jurupa Community Services District Special Tax Community Facilities District No. 30 Series 2007 A
1,000,000	5.600	09/01/37	904,290
Kings River Conservation District California Revenue COPS for Peaking Project Series 2004 (Baa1)
1,455,000	5.000	05/01/10	1,513,753
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3
275,000	5.000	09/01/25	236,332
Lammersville School District Community Facilities District No. 2002 Special Tax for Mountain House Series 2006
250,000	5.000	09/01/26	217,818
Long Beach Bond Finance Authority RB for Natural Gas Purchase Series 2007 A (A-/A1)
500,000	5.500	11/15/37	446,030
Los Angeles Community College District GO Bonds Series 2001 A (MBIA) (AAA/Aaa)(b)
1,250,000	5.500	08/01/11	1,371,075
Los Angeles Housing Authority Multi-Family Housing RB Refunding Series 2007 A (FNMA) (AAA)
1,500,000	5.000	08/15/37	1,351,170
Los Angeles Unified School District GO Bonds Series 2003 A (MBIA) (AAA/Aaa)(b)
1,250,000	5.375	07/01/13	1,400,100
Manteca Unified School District GO Bonds Refunding Series 2005 (FGIC) (A+/A2)
775,000	5.000	08/01/20	803,319
Mission Springs Water District Improvement Bond Act of 1915 Special Assessment Limited Obligation for District No. 13 Series 2005
275,000	5.000	09/02/21	249,656
Mountain House Public Financing Authority California Utilities Systems RB Escrow Series 2007 (A-)
1,000,000	5.000	12/01/32	901,230
New Haven Union High School District GO Bonds Refunding Series 2005 (MBIA) (AAA/Aaa)
1,250,000	5.250	08/01/21	1,326,312
Northern California Gas Authority No. 1 Gas Project RB Series 2007 A (AA-/Aa3)
1,500,000	5.000	07/01/10	1,529,220
Palmdale Improvement Bond Act of 1915 Special Assessment Limited Obligation for District No. 2006-1 Series 2006
500,000	5.000	09/02/36	392,015
Palo Alto Improvement Bond Act of 1915 Special Assessment for University Avenue Area Off Shore Parking Series 2002 A (BBB)
1,055,000	5.250	09/02/17	1,055,475
Plumas Elementary School District COPS for Series 2007 (BBB)
1,000,000	5.250	06/01/37	858,320
Poway Unified School District Special Tax Community Facilities District No. 6-4 South Ranch Series 2005 (BBB)
200,000	4.850	09/01/20	183,510
Riverside County Public Financing Authority Tax Allocation Revenue Redevelopment Project Area No. 1 for Mid County Series 2006 B (MBIA) (AAA/Aaa)
575,000	5.000	10/01/15	623,145
Sacramento County California Sanitation District Financing Authority Variable RB Refunding for Sacramento County Regional Series 2007-B (FGIC) (AA/Aa3)(d)
820,000	2.591	12/01/35	565,857
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AAA/Aaa)
1,000,000	5.000	09/01/13	1,088,240
San Dieguito Public Facilities Authority Variable RB Refunding Series 2006 ARS (AMBAC) (AAA/Aaa)(a)
1,000,000	12.000	04/18/08	1,000,000
Santa Clarita Community College District GO Bonds for Capital Appreciation-Election of 2006 Series 2007 (MBIA) (AAA/Aaa)(e)
2,030,000	0.000	08/01/36	381,417
Sierra View Local Health Care District RB Refunding Series 1998 (A-)
500,000	5.400	07/01/22	504,265
Tobacco Securitization Authority of Southern California Tobacco Settlement RB for Asset Backed Bonds Senior Series 2002 A (AAA/Aaa)(b)
1,180,000	5.250	06/01/12	1,290,826
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Series 2006 A-1 (BBB/Baa3)
955,000	4.750	06/01/25	881,198
Tulare Public Financing Authority Lease RB Refunding for Capital Facilities Project Series 2008 Assured Guaranty Ltd. (AAA/Aaa)
1,000,000	5.500	04/01/38	1,015,360
Turlock California Health Facilities COPS for Emanuel Medical Center Series 2007 B (BBB+)
1,000,000	5.500	10/15/37	906,920
Vernon California Natural Gas Financing Authority RB for Vernon Gas Project Subseries 2006 A-3 (MBIA) (AAA/Aaa)(a)
1,000,000	5.000	08/03/09	1,000,000

			59,482,140

Guam – 1.6%
Northern Mariana Islands Commonwealth GO Bonds Series 2000 A (ACA) (AAA)(b)
1,000,000	6.000	06/01/10	1,079,960

Puerto Rico – 7.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB for Senior Lien Series 2008 A (BBB-/Baa3)
250,000	6.000	07/01/38	256,710
350,000	6.000	07/01/44	358,025
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB for Senior Lien Series 2008 A (BBB-/Baa3)(e)
250,000	0.000	07/01/24	209,935

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Municipal Debt Obligations – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 1995 (BBB-/Baa3)
$250,000	6.250%	07/01/12	$283,848
Puerto Rico Commonwealth Government Development Bank RB Senior Notes Series 2006 B (BBB/Baa3)
1,500,000	5.000	12/01/09	1,542,045
Puerto Rico Electric Power Authority Series 2005 RR (XLCA) (A-/A3)
1,400,000	5.000	07/01/26	1,360,716
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities RB for Ana G Mendez University Systems Project Series 2006 (BBB-)
270,000	5.000	03/01/09	274,933
575,000	5.000	03/01/12	597,298

			4,883,510

U.S. Virgin Islands – 1.6%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Series 2004 A (BBB)
1,100,000	5.000	10/01/08	1,114,784

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $68,307,408)			$66,560,394

Short-Term Investments – 3.9%

California – 3.9%
Irvine Ranch California Water District VRDN GO Bonds for Districts Nos. 140-240-105-250 Series 1993 (A-1+/VMIG1)(d)
$1,000,000	1.090%	04/01/08	$1,000,000
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2000 B-1 (A-1+/VMIG1)(d)
700,000	1.090	04/01/08	700,000
Western Riverside County California Regional Wastewater Authority VRDN RB for Regional Wastewater Treatment Series 1996 (A-1+/VMIG1)(d)
1,000,000	1.100	04/01/08	1,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,700,000)			$2,700,000

TOTAL INVESTMENTS – 100.9%
(Cost $71,007,408)			$69,260,394

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(628,077)

NET ASSETS – 100.0%			$68,632,317

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(b)	Prerefunded security. Maturity date disclosed is prerefunding date.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $854,940, which represents approximately 1.2% of net assets as of March 31, 2008.

(d)	Variable rate security. Except for floating rate notes, maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2008.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed are issued by Standard & Poor’s/Moody’s Investors Service/Fitch and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

The Portfolio had the following insurance concentration at 10% or greater of net assets at March 31, 2008: FGIC 15.1%, MBIA 10.0%.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
ARS	—	Auction Rate Security. The interest rate shown is the rate in effect as of March 31, 2008.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
CA MTG INS	—	Insured by California Mortgage Insurance
COPS	—	Certificate of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
GTY AGMT	—	Guaranteed Agreement
MBIA	—	Insured by Municipal Bond Investors Assurance
Radian	—	Insured by Radian Asset Assurance
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Statements of Assets and Liabilities
March 31, 2008

High Yield
Municipal Fund

Assets:

Investment in securities, at value (identified cost $6,087,678,828, $367,472,220, $706,886,631, $31,004,539 and $71,007,408, respectively)	$5,463,979,928
Cash	2,449,685
Receivables:
Interest, net of allowances	104,926,599
Investment securities sold	28,058,075
Fund shares sold	7,291,797
Reimbursement from investment adviser	265,296
Due from Custodian	4,640,039
Due from broker(a)	—
Other assets	58,138

Total assets	5,611,669,557

Liabilities:

Payables:
Investment securities purchased	14,063,763
Fund shares repurchased	14,775,632
Income distribution	5,771,750
Amounts owed to affiliates	4,402,074
Accrued expenses	375,707

Total liabilities	39,388,926

Net Assets:

Paid-in capital	$6,408,537,081
Accumulated undistributed (distributions in excess of) net investment income	14,579,849
Accumulated net realized gain (loss) from investments and swap transactions	(227,137,399)
Net unrealized gain (loss) on investments	(623,698,900)

NET ASSETS	$5,572,280,631

Net Assets:
Class A	$2,787,778,901
Class B	44,025,768
Class C	162,458,804
Institutional	2,578,017,158
Service	—

Shares outstanding:
Class A	285,440,895
Class B	4,508,078
Class C	16,635,794
Institutional	263,930,186
Service	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	570,514,953

Net asset value, offering and redemption price per share:(b)
Class A	$9.77
Class B	9.77
Class C	9.77
Institutional	9.77
Service	—

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps for the Short Duration Tax-Free and Municipal Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0204) is $10.46 and for Class A Shares of High Yield Municipal, Municipal Income, New York AMT-Free Municipal and California AMT-Free Municipal Funds (NAV per share multiplied by 1.0471) is $10.23, $15.33, $10.27 and $10.09, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

Short		New York	California
Duration	Municipal	AMT-Free	AMT-Free
Tax-Free Fund	Income Fund	Municipal Fund	Municipal Fund

$371,250,991	$690,887,352	$30,443,252	$69,260,394
1,028,429	1,599,920	548,053	90,773
4,817,948	9,023,708	400,583	877,458
25,000	2,448,555	—	—
889,816	3,030,380	83,151	10,997
187,335	91,579	106,237	65,081
—	—	—	—
53,803	8,835	—	—
1,442	5,499	282	667

378,254,764	707,095,828	31,581,558	70,305,370

7,232,877	21,504,080	—	1,000,000
7,996,875	3,308,242	15,205	420,360
152,048	812,383	21,723	83,982
212,395	540,288	23,530	62,001
144,363	147,974	147,033	106,710

15,738,558	26,312,967	207,491	1,673,053

$371,050,328	$707,403,337	$31,934,714	$71,561,287
136,608	(85,448)	(8,993)	13,408
(12,449,501)	(10,535,749)	9,633	(1,195,364)
3,778,771	(15,999,279)	(561,287)	(1,747,014)

$362,516,206	$680,782,861	$31,374,067	$68,632,317

$162,589,918	$402,238,108	$20,104,863	$61,780,120
632,965	11,646,270	—	—
6,742,376	20,473,718	422,838	595,389
192,500,067	245,842,646	10,846,366	6,256,808
50,880	582,119	—	—

15,858,788	27,476,706	2,049,607	6,410,482
61,795	795,385	—	—
657,692	1,398,173	43,107	61,736
18,786,865	16,794,264	1,105,405	648,683
4,967	39,533	—	—

35,370,107	46,504,061	3,198,119	7,120,901

$10.25	$14.64	$9.81	$9.64
10.24	14.64	—	—
10.25	14.64	9.81	9.64
10.25	14.64	9.81	9.65
10.24	14.72	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Statements of Operations

	High Yield Municipal Fund

	For the
	Period	For the
	November 1, 2007 to	Year Ended
	March 31, 2008(a)	October 31, 2007
Investment income:

Interest, net of allowances	$162,212,648	$437,606,752

Expenses:

Management fees	14,001,261	40,738,706
Distribution and Service fees(b)	4,332,772	12,295,332
Transfer agent fees(b)	2,395,242	7,749,044
Interest expense and fees	272,452	7,153,598
Custody and accounting fees	136,223	596,105
Registration fees	126,710	104,899
Professional fees	121,434	101,066
Printing fees	61,395	276,148
Trustee fees	6,700	16,500
Shareholder proxy meeting expense	—	49,128
Service Share fees — Service Plan	—	—
Service Share fees — Shareholder Administration Plan	—	—
Other	147,547	290,373

Total expenses	21,601,736	69,370,899

Less — expense reductions	(646,287)	(1,337,575)

Net expenses	20,955,449	68,033,324

NET INVESTMENT INCOME	141,257,199	369,573,428

Realized and unrealized gain (loss) from investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(202,526,536)	(658,537)
Swap contracts	(15,306,268)	(6,603,063)
Net change in unrealized gain (loss) on:
Investments	(463,763,075)	(544,396,025)
Swap contracts	12,278,083	866,325

Net realized and unrealized (gain) loss on investments and swap transactions	(669,317,796)	(550,791,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(528,060,597)	$(181,217,872)

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
Fund
High Yield Municipal
For the Period Ended March 31, 2008(a)	$3,401,571	$200,743	$730,458	$1,768,806	$26,096	$94,959	$505,381	$—
For the Year Ended October 31, 2007	9,764,765	577,305	1,953,262	5,855,171	86,794	291,555	1,515,524	—
Short Duration Tax-Free
For the Period Ended March 31, 2008(a)	152,467	3,659	25,004	79,283	475	3,250	31,997	8
For the Year Ended October 31, 2007	298,179	13,769	53,202	178,877	2,099	8,042	80,082	19
Municipal Income
For the Period Ended March 31, 2008(a)	406,192	50,694	76,475	211,219	6,590	9,942	41,325	99
For the Year Ended October 31, 2007	859,797	115,368	118,766	513,528	17,212	17,613	90,182	261
New York AMT-Free Municipal
For the Period Ended March 31, 2008(a)	20,790	—	1,295	10,811	—	168	1,729	—
For the Year Ended October 31, 2007	39,702	—	615	23,666	—	87	3,343	—
California AMT-Free Municipal
For the Period Ended March 31, 2008(a)	65,890	—	2,539	34,263	—	330	1,586	—
For the Year Ended October 31, 2007	125,793	—	4,039	74,942	—	596	5,636	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

Short Duration Tax-Free Fund		Municipal Income Fund		New York AMT-Free Municipal Fund		California AMT-Free Municipal Fund

For the		For the		For the		For the
Period	For the	Period	For the	Period	For the	Period	For the
November 1, 2007 to	Year Ended	November 1, 2007 to	Year Ended	November 1, 2007 to	Year Ended	November 1, 2007 to	Year Ended
March 31, 2008(a)	October 31, 2007	March 31, 2008(a)	October 31, 2007	March 31, 2008(a)	October 31, 2007	March 31, 2008(a)	October 31, 2007

$5,689,874	$13,184,177	$14,146,365	$29,481,599	$531,602	$973,425	$1,346,099	$2,750,606

577,040	1,305,224	1,537,344	3,267,463	57,456	109,347	137,591	291,654
181,130	365,150	533,361	1,093,931	22,085	40,317	68,429	129,832
115,013	269,119	269,175	638,796	12,708	27,096	36,179	81,174
—	—	17,950	364,420	—	—	—	—
110,870	60,380	16,759	71,893	15,511	33,355	23,920	39,171
21,604	56,661	38,267	97,563	2,897	15,472	7,171	17,669
94,734	69,104	95,210	69,060	107,749	84,763	69,812	85,920
16,675	51,665	15,302	60,276	23,215	39,875	11,569	41,844
6,700	16,500	6,700	16,500	6,700	16,500	6,700	16,500
—	13,252	—	17,653	—	23,232	—	23,365
52	125	620	1,629	—	—	—	—
52	125	620	1,629	—	—	—	—
6,671	25,891	13,514	55,642	1,361	1,366	2,258	3,645

1,130,541	2,233,196	2,544,822	5,756,455	249,682	391,323	363,629	730,774

(337,996)	(451,511)	(332,500)	(676,280)	(154,171)	(182,501)	(113,553)	(180,437)

792,545	1,781,685	2,212,322	5,080,175	95,511	208,822	250,076	550,337

4,897,329	11,402,492	11,934,043	24,401,424	436,091	764,603	1,096,023	2,200,269

538,841	(1,283,720)	(4,947,047)	(2,309,552)	41,689	(32,608)	(558,613)	(622,299)
—	(759,896)	(664,169)	(851,098)	—	—	—	—
2,445,466	463,929	(22,015,014)	(19,619,306)	(662,271)	(92,348)	(1,499,801)	(835,751)
—	406,950	532,436	(91,573)	—	—	—	—

2,984,307	(1,172,737)	(27,093,794)	(22,871,529)	(620,582)	(124,956)	(2,058,414)	(1,458,050)

$7,881,636	$10,229,755	$(15,159,751)	$1,529,895	$(184,491)	$639,647	$(962,391)	$742,219

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Statements of Changes in Net Assets

	High Yield Municipal Fund

	For the
	Period		For the		For the
	November 1, 2007 to		Year Ended		Year Ended
	March 31, 2008(a)		October 31, 2007		October 31, 2006

From operations:

Net investment income	$141,257,199		$369,573,428		$285,516,234
Net realized gain (loss) from investment and swap transactions	(217,832,804)		(7,261,600)		53,286,546
Net change in unrealized gain (loss) on investments and swaps	(451,484,992)		(543,529,700)		191,064,491

Net increase (decrease) in net assets resulting from operations	(528,060,597)		(181,217,872)		529,867,271

Distributions to shareholders:

From net investment income
Class A Shares	(67,945,466)		(173,602,770)		(130,090,493)
Class B Shares	(849,788)		(2,134,828)		(2,024,010)
Class C Shares	(3,092,028)		(7,237,009)		(4,475,183)
Institutional Shares	(67,425,724)		(182,296,104)		(146,542,046)
Service Shares	—		—		—
From net realized gains
Class A Shares	—		(11,695,446)		—
Class B Shares	—		(185,512)		—
Class C Shares	—		(519,359)		—
Institutional Shares	—		(11,717,321)		—

Total distributions to shareholders	(139,313,006)		(389,388,349)		(283,131,732)

From share transactions:

Proceeds from sales of shares	841,586,826		3,727,033,452		3,360,851,644
Proceeds received in connection with merger	—		—		—
Reinvestments of dividends and distributions	106,673,321		277,907,191		219,539,252
Cost of shares repurchased	(2,684,929,584	) (b)	(2,729,405,893	) (c)	(1,497,415,212)

Net increase (decrease) in net assets resulting from share transactions	(1,736,669,437)		1,275,534,750		2,082,975,684

TOTAL INCREASE (DECREASE)	(2,404,043,040)		704,928,529		2,329,711,223

Net assets:

Beginning of period	7,976,323,671		7,271,395,142		4,941,683,919

End of period	$5,572,280,631		$7,976,323,671		$7,271,395,142

Accumulated undistributed (distributions in excess of) net investment income	$14,579,849		$11,414,234		$6,781,194

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Net of $212,468 and $62,619, in redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.
(c)	Net of $709,373 and $38,952, in redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.
(d)	Net of $43,136, in redemption fees remitted to the Municipal Income Fund.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

Short Duration Tax-Free Fund			Municipal Income Fund

For the			For the
Period	For the	For the	Period		For the		For the
November 1, 2007 to	Year Ended	Year Ended	November 1, 2007 to		Year Ended		Year Ended
March 31, 2008(a)	October 31, 2007	October 31, 2006	March 31, 2008(a)		October 31, 2007		October 31, 2006

$4,897,329	$11,402,492	$11,855,502	$11,934,043		$24,401,424		$17,272,260
538,841	(2,043,616)	(4,727,996)	(5,611,216)		(3,160,650)		1,537,620
2,445,466	870,879	4,795,343	(21,482,578)		(19,710,879)		5,102,457

7,881,636	10,229,755	11,922,849	(15,159,751)		1,529,895		23,912,337

(1,961,246)	(3,830,827)	(3,595,036)	(6,779,859)		(13,708,484)		(10,682,877)
(9,599)	(36,203)	(53,844)	(173,646)		(374,169)		(433,826)
(61,824)	(131,911)	(169,842)	(262,987)		(385,092)		(293,853)
(2,852,694)	(7,175,212)	(8,742,156)	(4,660,989)		(9,822,051)		(6,088,971)
(641)	(1,537)	(1,612)	(9,941)		(25,145)		(21,433)
—	—	—	—		—		—
—	—	—	—		—		—
—	—	—	—		—		—
—	—	—	—		—		—

(4,886,004)	(11,175,690)	(12,562,490)	(11,887,422)		(24,314,941)		(17,520,960)

131,191,326	305,496,597	151,468,318	189,950,235		397,787,564		226,750,766
—	—	—	—		37,404,184		—
4,098,987	8,028,449	10,138,168	7,869,899		14,654,684		11,138,564
(116,045,228)	(299,543,782)	(301,513,407)	(188,474,291	)(b)	(205,063,883	)(c)	(158,200,016	)(d)

19,245,085	13,981,264	(139,906,921)	9,345,843		244,782,549		79,689,314

22,240,717	13,035,329	(140,546,562)	(17,701,330)		221,997,503		86,080,691

340,275,489	327,240,160	467,786,722	698,484,191		476,486,688		390,405,997

$362,516,206	$340,275,489	$327,240,160	$680,782,861		$698,484,191		$476,486,688

$136,608	$126,251	$(101,618)	$(85,448)		$(172,484)		$(234,317)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Statements of Changes in Net Assets

	New York AMT-Free Municipal Fund

	For the
	Period	For the		For the
	November 1, 2007 to	Year Ended		Year Ended
	March 31, 2008(a)	October 31, 2007		October 31, 2006

From operations:

Net investment income	$436,091	$764,603		$366,397
Net realized gain (loss) from investment and swap transactions	41,689	(32,608)		(84)
Net change in unrealized gain (loss) on investments and swaps	(662,271)	(92,348)		193,332

Net increase (decrease) in net assets resulting from operations	(184,491)	639,647		559,645

Distributions to shareholders:

From net investment income
Class A Shares	(273,591)	(481,150)		(174,662)
Class C Shares	(3,333)	(1,366)		(248)
Institutional Shares	(157,045)	(282,087)		(227,272)

Total distributions to shareholders	(433,969)	(764,603)		(402,182)

From share transactions:

Proceeds from sales of shares	10,360,439	24,364,078		22,144,410
Reinvestments of dividends and distributions	332,481	541,856		308,945
Cost of shares repurchased	(4,835,008)	(20,079,263	) (c)	(1,177,918	)(d)

Net increase (decrease) in net assets resulting from share transactions	5,857,912	4,826,671		21,275,437

TOTAL INCREASE (DECREASE)	5,239,452	4,701,715		21,432,900

Net assets:

Beginning of period	26,134,615	21,432,900		—

End of period	$31,374,067	$26,134,615		$21,432,900

Accumulated undistributed (distributions in excess of) net investment income	$(8,993)	$(11,115)		$(14,394)

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Net of $271 in redemption fees remitted to the California AMT-Free Municipal Fund.
(c)	Net of $16 and $1,084 in redemption fees remitted to the New York AMT-Free Municipal and California AMT-Free Municipal Funds, respectively.
(d)	Net of $413 and $10,116 in redemption fees remitted to the New York AMT-Free Municipal and California AMT-Free Municipal Funds, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX -FREE FIXED INCOME FUNDS

California AMT-Free Municipal Fund

For the
Period		For the		For the
November 1, 2007 to		Year Ended		Year Ended
March 31, 2008(a)		October 31, 2007		October 31, 2006

$1,096,023		$2,200,269		$1,083,007
(558,613)		(622,299)		(14,432)
(1,499,801)		(835,751)		588,538

(962,391)		742,219		1,657,113

(927,998)		(1,638,625)		(985,745)
(7,018)		(10,141)		(3,579)
(154,739)		(517,936)		(212,917)

(1,089,755)		(2,166,702)		(1,202,241)

20,224,084		64,380,354		68,788,152
759,192		1,514,183		779,013
(23,130,011	)(b)	(37,537,981	)(c)	(24,122,912	)(d)

(2,146,735)		28,356,556		45,444,253

(4,198,881)		26,932,073		45,899,125

72,831,198		45,899,125		—

$68,632,317		$72,831,198		$45,899,125

$13,408		$7,140		$(26,122)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements
March 31, 2008
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs High Yield Municipal Fund (“High Yield Municipal”), the Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free”), the Goldman Sachs Municipal Income Fund (“Municipal Income”), the Goldman Sachs New York AMT-Free Municipal Fund (“New York Municipal”) and the Goldman Sachs California AMT-Free Municipal Fund (“California Municipal”) (collectively, the “Funds” or individually a “Fund”). High Yield Municipal is a non-diversified portfolio offering four classes of Shares — Class A, Class B, Class C and Institutional. Short Duration Tax-Free and Municipal Income are diversified portfolios offering five classes of Shares — Class A, Class B, Class C, Institutional and Service. New York Municipal and California Municipal are non-diversified portfolios offering three classes of Shares — Class A, Class C and Institutional. Class A Shares of Short Duration Tax-Free are sold with a front-end sales charge of up to 2.00%. Class A Shares of the remaining Funds are sold with a front-end sales charge of 4.50%. Class B Shares of High Yield Municipal, Short Duration Tax-Free, and Municipal Income are sold with contingent deferred sales charges that decline from 2.00% to zero, 5.00% to zero, and 5.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds, receives such sales charges of which a certain portion may be retained. Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds.
     High Yield Municipal, Municipal Income, New York Municipal and California Municipal will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less for High Yield Municipal). For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.
     High Yield Municipal is generally closed to new investors. Current shareholders of the Fund, members of the portfolio management teams and Trustees and officers of the Trust, however, may continue to make purchases and dividend reinvestments currently. The Fund may resume sales to new investors from time to time in the future. GSAM also reserves the right to close the Fund to additional purchases by existing Fund shareholders in its discretion.
     The Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse the Funds for any costs associated with changing the Funds’ fiscal year ends.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date to determine current value. Investments in other investment companies are valued at the net asset value per share of the Institutional Share class of each investment company on the day of valuation. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees related to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended October 31, 2004, 2005, 2006 and 2007, and March 31, 2008) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
E. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Interest rate swaps, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds may be required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
F. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are only recorded as a realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss in the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses from swap contracts on the Statements of Operations.
G. Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds’ investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate notes issued” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are reflected as interest expense and fees of the Funds and are included in the Statements of Operations. At March 31, 2008, the Funds did not hold floating rate notes issued in conjunction with securities held.
     For the five-month period ended March 31, 2008, High Yield Municipal and Municipal Income had average daily liabilities from the participation in inverse floater programs of $19,841,546 and $1,379,211, respectively, and recorded interest expense at an average rate of 1.37% and 1.30%, respectively. For the year ended October 31, 2007, the High Yield Municipal and Municipal Income Funds had average daily liabilities from the participation in inverse floater programs of $175,339,301 and $9,428,973, respectively, and recorded interest expense at an average rate of 4.08% and 3.87%, respectively.
H. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
I. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
J. Redemption Fees — Redemption fees are reimbursed to the Funds (except Short Duration Tax-Free does not have a redemption fee) and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis.
3. AGREEMENTS
A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the period ended March 31, 2008 and the year ended October 31, 2007, GSAM received a Management Fee at the following rates:

	Contractual Management Rate
					Effective Net
					Management
	Up to	Next	Over	Effective	Rate (after
Fund	$1 billion	$1 billion	$2 billion	Rate	waiver)

High Yield Municipal	0.55%	0.55%	0.50%	0.51%	0.51%

Short Duration Tax-Free	0.40	0.36	0.34	0.40	0.35 *

Municipal Income	0.55	0.50	0.48	0.55	0.50*

New York Municipal	0.45	0.41	0.39	0.45	0.45

California Municipal	0.45	0.41	0.39	0.45	0.45

*	GSAM voluntarily agreed to waive a portion of its Management Fee in order to achieve an effective management rate of 0.35% and 0.50% as an annual percentage rate of average daily net assets of Short Duration Tax-Free and Municipal Income, respectively for the period ended March 31, 2008 and the year ended October 31, 2007.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
     For the period ended March 31, 2008 and the year ended October 31, 2007, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. For the period ended March 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

High Yield Municipal	$109,300	$—	$—

Short-Duration Tax-Free	2,000	—	—

Municipal Income	29,900	—	—	*

New York Municipal	300	N/A	—

California Municipal	1,000	N/A	—

*	Amount less than $100.
C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual percentage rate of average daily net assets as follows: 0.13% for Class A, Class B and Class C Shares and 0.04% for Institutional and Service Shares. Prior to July 2, 2007, the fees charged were as follows: 0.16% for Class A, Class B and Class C Shares and 0.04% for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of Short Duration Tax-Free and Municipal Income, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the period ended March 31, 2008 and the year ended October 31, 2007, the Other Expense limitations for High Yield Municipal, Short Duration Tax-Free, Municipal Income, New York Municipal and California Municipal as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.004%, 0.044% and 0.044%, respectively.
     For the period ended March 31, 2008 and the year ended October 31, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

3. AGREEMENTS (continued)
custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the period ended March 31, 2008, these expense reductions were as follows (in thousands):

	Fee Waivers		Expense Credits

		Class B
	Management	Distribution and	Custody	Transfer	Other Expense	Total Expense
Fund	Fee	Service Fee	Fee	Agent Fee	Reimbursement	Reductions

High Yield Municipal	$—	$—	$88	$41	$517	$646

Short Duration Tax-Free	74	1	8	1	254	338

Municipal Income	144	—	10	4	175	333

New York Municipal	—	—	2	— *	152	154

California Municipal	—	—	5	1	108	114

*	Amount less than $500.
For the fiscal year ended October 31, 2007, these expense reductions were as follows (in thousands):

	Fee Waivers		Expense Credits

		Class B
	Management	Distribution and	Custody	Transfer	Other Expense	Total Expense
Fund	Fee	Service Fee	Fee	Agent Fee	Reimbursement	Reductions

High Yield Municipal	$—	$—	$60	$211	$1,067	$1,338

Short Duration Tax-Free	164	2	13	6	267	452

Municipal Income	301	—	10	18	347	676

New York Municipal	—	—	1	1	181	183

California Municipal	—	—	2	2	176	180

As of March 31, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fee	Service Fees	Agent Fees	Total

High Yield Municipal	$2,488	$779	$1,135	$4,402

Short Duration Tax-Free	110	42	60	212

Municipal Income	282	111	147	540

New York Municipal	12	5	7	24

California Municipal	26	14	22	62

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended March 31, 2008, were as follows (in thousands):

Fund	Purchases	Sales and Maturities

High Yield Municipal	$1,010,085	$3,080,268

Short Duration Tax-Free	92,244	63,018

Municipal Income	123,907	135,086

New York Municipal	9,604	4,303

California Municipal	20,807	23,590

5. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. Effective May 13, 2008, the facility was increased to $700,000,000.
Effective January 4, 2007, the High Yield Municipal Fund also entered into a $150,000,000 uncommitted revolving line of credit facility. This facility terminated on January 3, 2008 and was not renewed. During the period ended March 31, 2008 and the year ended October 31, 2007, the Funds did not have any borrowings under the facilities.
6. PORTFOLIO CONCENTRATIONS
As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.
At March 31, 2008 the High Yield Municipal Fund had invested more than 25% of its assets in the Municipal Securities of issuers located in Florida. Additionally as of March 31, 2008 within the State of Florida, High Yield Municipal had invested more than 25% of its total assets in special assessment bonds, a type of municipal securities which are backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

7. TAX INFORMATION
The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

		Short
	High Yield	Duration	Municipal	New York	California
	Municipal	Tax-Free	Income	Municipal	Municipal

Distributions paid from:
Ordinary Income	$1,960,553	$357	$1,762	$—	$—
Tax-exempt income	137,352,453	4,885,647	11,885,660	433,969	1,089,755

Total distributions	$139,313,006	$4,886,004	$11,887,422	$433,969	$1,089,755

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

		Short
	High Yield	Duration	Municipal	New York	California
	Municipal	Tax-Free	Income	Municipal	Municipal

Distributions paid from:
Ordinary Income	$1,541,863	$4,288	$568	$3,279	$—
Tax-exempt income	363,728,848	11,171,402	24,314,373	761,324	2,166,702
Net long-term capital gains	24,117,638	—	—	—	—

Total distributions	$389,388,349	$11,175,690	$24,314,941	$764,603	$2,166,702

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

		Short
	High Yield	Duration	Municipal	New York	California
	Municipal	Tax-Free	Income	Municipal	Municipal

Distributions paid from:
Ordinary Income	$2,470,605	$560,661	$63,385	$19,377	$80,748
Tax-exempt income	280,661,127	12,001,829	17,457,575	382,805	1,121,493

Total distributions	$283,131,732	$12,562,490	$17,520,960	$402,182	$1,202,241

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
7. TAX INFORMATION (continued)
As of March 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	High Yield	Short Duration	Municipal	New York	California
	Municipal	Tax-Free	Income	Municipal	Municipal

Undistributed tax-exempt income—net	$11,167,625	$260,492	$498,616	$12,730	$94,381
Undistributed long-term capital gains	—	—	—	9,633	—

Total undistributed earnings	$11,167,625	$260,492	$498,616	$22,363	$94,381

Capital loss carryforward:[1,2]
Expiring 2011	—	—	(872,080)	—	—
Expiring 2012	—	(2,563,121)	(873,613)	—	—
Expiring 2013	—	(3,111,685)	—	—	—
Expiring 2014	—	(4,730,013)	—	—	(14,645)
Expiring 2015	(2,478,411)	(2,044,683)	(3,036,076)	—	(621,994)
Expiring 2016	(220,731,177)	—	(5,753,929)	—	(558,613)

Total capital loss carryforward	$(223,209,588)	$(12,449,502)	$(10,535,698)	$—	$(1,195,252)
Timing differences (income distribution payable)	(5,771,750)	(152,048)	(812,383)	(21,723)	(83,982)
Unrealized gains (losses)—net	(618,442,737)	3,806,936	(15,771,011)	(561,287)	(1,744,117)

Total accumulated losses—net	$(836,256,450)	$(8,534,122)	$(26,620,476)	$(560,647)	$(2,928,970)

1	Expiration occurs on March 31 of the year indicated. Short Duration Tax-Free and Municipal Income had expired capital losses of $1,318,205 and $2,931,941, respectively in the current fiscal period.
2	Short Duration Tax-Free, and New York Municipal utilized $539,809 and $32,056, respectively, of capital losses in the current fiscal period.
At March 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	High Yield	Short Duration	Municipal	New York	California
	Municipal	Tax-Free	Income	Municipal	Municipal

Tax Cost	$6,082,422,665	$367,444,055	$706,658,363	$31,004,539	$71,004,511

Gross unrealized gain	56,221,639	5,350,603	17,440,458	125,170	644,844
Gross unrealized loss	(674,664,376)	(1,543,667)	(33,211,469)	(686,457)	(2,388,961)

Net unrealized security gain (loss)	$(618,442,737)	$3,806,936	$(15,771,011)	$(561,287)	$(1,744,117)

     The difference between book-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of accretion of market discount, amortization of premium and partnership investments.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from expired capital loss carryforwards and the difference in tax treatment relating to the recognition of income and gains/losses of certain bonds, swaps, and partnership investments.

			Accumulated
			Undistributed
			(Distributions in
		Accumulated Net	excess of) Net
		Realized Gain	Investment
Fund	Paid-in-Capital	(Loss)	Income

High Yield Municipal	$—	$(1,221,422)	$1,221,422

Short Duration Tax-Free	(1,318,205)	1,319,173	(968)

Municipal Income	(2,931,941)	2,891,526	40,415

8. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Signal Tax-Exempt Income Fund by Municipal Income Fund. The acquisition was completed on April 30, 2007 as of the close of business on April 27, 2007.
     Pursuant to the Agreement, the assets and liabilities of the Signal Tax-Exempt Income Fund’s (“Acquired Fund”) Class A and Institutional Class were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares of	Value of Exchanged	Shares Outstanding as
Survivor/Acquired Fund	Survivor Issued	Shares	of April 27, 2007

Municipal Income Class A/Signal Tax-Exempt Income Fund Class A	4,026	$63,209	6,491

Municipal Income Institutional Class/Signal Tax-Exempt Income Fund Institutional Class	1,166,611	18,315,915	1,880,414

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets Before	Assets Before	Assets Immediately	Unrealized
Fund	Acquisition	Acquisition	After Acquisition	Appreciation

Municipal Income/Signal Tax-Exempt Income Fund	$589,495,588	$18,379,124	$607,874,712	$169,425

     At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Tax Exempt Income Fund by the Municipal Income Fund. The acquisition was completed on June 25, 2007 as of the close of business on June 22, 2007.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
8. OTHER MATTERS (continued)
     Pursuant to Agreement, the assets and liabilities of the AXA Enterprise Tax Exempt Income Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into Municipal Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares of	Value of Exchanged	Shares Outstanding
Survivor/Acquired Fund	Survivor Issued	Shares	as of June 22, 2007

Municipal Income Class A/AXA Enterprise Tax Exempt Income Fund Class A	925,627	$14,236,095	1,081,871

Municipal Income Class B/AXA Enterprise Tax Exempt Income Fund Class B	159,566	2,454,129	199,466

Municipal Income Class C/AXA Enterprise Tax Exempt Income Fund Class C	148,717	2,287,262	173,117

Municipal Income Institutional Class/AXA Enterprise Tax Exempt Income Fund Class Y	3,095	47,574	3,603

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s
	Assets before	Assets before	Assets immediately	Unrealized
Fund	acquisition	acquisition	after acquisition	Appreciation

Municipal Income/AXA Enterprise Tax Exempt Income Fund	$616,543,145	$19,025,060	$635,568,205	$$593,751

Guarantees and Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these made arrangements to be minimal.
New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 will be adopted by the Funds on April 1, 2008. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosures will be required.
     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	High Yield Municipal

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008(a)		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	42,612,038	$437,675,609	170,155,796	$1,921,378,491	156,128,388	$1,768,571,244
Reinvestment of dividends and distributions	5,242,489	53,102,252	11,736,241	133,244,392	8,763,651	99,361,542
Shares converted from Class B(b)	6,726	70,404	582	6,321	6,357	73,994
Shares repurchased	(132,072,796)	(1,353,523,368)	(120,744,546)	(1,358,995,709)	(60,291,265)	(681,628,363)

	(84,211,543)	(862,675,103)	61,148,073	695,633,495	104,607,131	1,186,378,417

Class B Shares
Shares sold	81,068	830,871	822,231	9,398,485	966,930	10,983,773
Reinvestment of dividends and distributions	62,367	630,625	132,270	1,502,235	117,151	1,327,356
Shares converted to Class A(b)	(6,726)	(70,404)	(582)	(6,321)	(6,533)	(73,994)
Shares repurchased	(581,540)	(5,949,392)	(1,004,549)	(11,305,637)	(512,502)	(5,793,915)

	(444,831)	(4,558,300)	(50,630)	(411,238)	565,046	6,443,220

Class C Shares
Shares sold	1,773,087	18,015,864	7,940,134	90,725,570	7,106,596	80,720,654
Reinvestment of dividends and distributions	206,942	2,093,316	406,991	4,611,293	239,417	2,715,334
Shares repurchased	(3,919,623)	(40,192,230)	(3,614,481)	(40,116,624)	(1,379,034)	(15,592,128)

	(1,939,594)	(20,083,050)	4,732,644	55,220,239	5,966,979	67,843,860

Institutional Shares
Shares sold	37,360,435	385,064,482	150,813,319	1,705,530,906	132,533,384	1,500,575,973
Reinvestment of dividends and distributions	5,018,346	50,847,128	12,192,854	138,549,271	10,244,565	116,135,020
Shares repurchased	(125,245,828)	(1,285,264,594)	(117,171,382)	(1,318,987,923)	(70,489,809)	(794,400,806)

	(82,867,047)	(849,352,984)	45,834,791	525,092,254	72,288,140	822,310,187

NET INCREASE (DECREASE)	(169,463,015)	$(1,736,669,437)	111,664,878	$1,275,534,750	183,427,296	$2,082,975,684

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008(a)		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,290,201	$84,966,233	13,046,974	$132,449,724	9,342,444	$94,960,657
Reinvestment of dividends and distributions	167,001	1,708,399	295,309	2,998,125	296,799	3,016,663
Shares converted from Class B(b)	7,684	78,751	12,532	127,461	4,889	49,548
Shares repurchased	(5,093,406)	(52,160,313)	(12,485,774)	(126,843,465)	(12,485,868)	(126,937,722)

	3,371,480	34,593,070	869,041	8,731,845	(2,841,736)	(28,910,854)

Class B Shares
Shares sold	116	1,187	600	6,132	1,113	11,306
Reinvestment of dividends and distributions	646	6,601	2,291	23,244	3,558	36,121
Shares converted to Class A(b)	(7,691)	(78,751)	(12,533)	(127,461)	(4,891)	(49,548)
Shares repurchased	(28,551)	(291,988)	(78,001)	(791,780)	(71,263)	(724,106)

	(35,480)	(362,951)	(87,643)	(889,865)	(71,483)	(726,227)

Class C Shares
Shares sold	365,476	3,735,544	124,812	1,266,340	69,749	708,961
Reinvestment of dividends and distributions	3,771	38,584	5,500	55,837	8,522	86,611
Shares repurchased	(159,277)	(1,634,331)	(300,160)	(3,047,060)	(386,577)	(3,929,059)

	209,970	2,139,797	(169,848)	(1,724,883)	(308,306)	(3,133,487)

Institutional Shares
Shares sold	4,166,736	42,488,362	16,920,613	171,774,271	5,491,125	55,787,394
Reinvestment of dividends and distributions	229,420	2,344,762	487,846	4,949,844	689,052	6,997,162
Shares repurchased	(6,069,689)	(61,958,596)	(16,626,553)	(168,853,659)	(16,751,335)	(169,922,377)

	(1,673,533)	(17,125,472)	781,906	7,870,456	(10,571,158)	(107,137,821)

Service Shares
Shares sold	—	—	12	130	—	—
Reinvestment of dividends and distributions	63	641	138	1,399	159	1,611
Shares repurchased	—	—	(767)	(7,818)	(14)	(143)

	63	641	(617)	(6,289)	145	1,468

NET INCREASE (DECREASE)	1,872,500	$19,245,085	1,392,839	$13,981,264	(13,792,538)	$(139,906,921)

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Municipal Income

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008(a)		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,848,790	$117,994,519	11,855,031	$184,160,849	9,285,981	$144,944,810
Shares issued in connection with merger	—	—	929,653	14,299,304	—	—
Reinvestment of dividends and distributions	386,282	5,736,784	701,858	10,920,786	596,318	9,315,180
Shares converted from Class B (b)	31,050	463,076	53,840	842,957	21,778	337,537
Shares repurchased	(5,844,686)	(87,610,245)	(7,610,386)	(117,844,449)	(6,182,028)	(96,427,542)

	2,421,436	36,584,134	5,929,996	92,379,447	3,722,049	58,169,985

Class B Shares
Shares sold	114,780	1,728,467	121,843	1,893,886	150,248	2,347,744
Shares issued in connection with merger	—	—	159,566	2,454,129	—	—
Reinvestment of dividends and distributions	7,663	113,828	14,445	224,746	19,369	302,561
Shares converted to Class A(b)	(31,039)	(463,076)	(53,830)	(842,957)	(21,778)	(337,537)
Shares repurchased	(97,356)	(1,455,373)	(180,641)	(2,803,860)	(291,854)	(4,555,679)

	(5,952)	(76,154)	61,383	925,944	(144,015)	(2,242,911)

Class C Shares
Shares sold	785,040	11,799,974	472,428	7,348,542	214,423	3,350,113
Shares issued in connection with merger	—	—	148,717	2,287,262	—	—
Reinvestment of dividends and distributions	11,885	176,357	16,716	260,013	14,472	226,111
Shares repurchased	(368,811)	(5,551,016)	(286,128)	(4,456,268)	(115,386)	(1,804,352)

	428,114	6,425,315	351,733	5,439,549	113,509	1,771,872

Institutional Shares
Shares sold	3,912,988	58,427,275	13,154,113	204,384,170	4,846,011	75,660,332
Shares issued in connection with merger	—	—	1,169,706	18,363,489	—	—
Reinvestment of dividends and distributions	123,960	1,842,663	209,629	3,248,570	82,796	1,294,092
Shares repurchased	(6,226,678)	(93,857,657)	(5,172,037)	(79,916,969)	(3,537,720)	(55,308,092)

	(2,189,730)	(33,587,719)	9,361,411	146,079,260	1,391,087	21,646,332

Service Shares
Shares sold	—	—	4	117	28,700	447,767
Reinvestment of dividends and distributions	17	267	37	569	39	620
Shares repurchased	—	—	(2,746)	(42,337)	(6,621)	(104,351)

	17	267	(2,705)	(41,651)	22,118	344,036

NET INCREASE	653,885	$9,345,843	15,701,818	$244,782,549	5,104,748	$79,689,314

(a)	The Fund changed its fiscal year end from October 31 to March 31.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	New York AMT-Free Municipal

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008(a)		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	635,397	$6,324,905	1,642,853	$16,421,231	1,414,277	$14,086,682
Reinvestment of dividends and distributions	21,363	210,924	31,781	316,592	9,737	97,365
Shares repurchased	(372,340)	(3,690,827)	(1,230,145)	(12,270,408)	(103,316)	(1,027,908)

	284,420	2,845,002	444,489	4,467,415	1,320,698	13,156,139

Class C Shares
Shares sold	27,188	272,747	17,915	178,182	1,007	10,075
Reinvestment of dividends and distributions	55	541	26	263	25	247
Shares repurchased	(42)	(417)	(3,067)	(30,705)	—	—

	27,201	272,871	14,874	147,740	1,032	10,322

Institutional Shares
Shares sold	375,744	3,762,787	777,566	7,764,665	805,359	8,047,653
Reinvestment of dividends and distributions	12,251	121,016	22,551	225,001	21,151	211,333
Shares repurchased	(114,137)	(1,143,764)	(780,109)	(7,778,150)	(14,971)	(150,010)

	273,858	2,740,039	20,008	211,516	811,539	8,108,976

NET INCREASE	585,479	$5,857,912	479,371	$4,826,671	2,133,269	$21,275,437

(a)	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	California AMT-Free Municipal

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008(a)		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,922,061	$18,920,774	3,707,075	$37,047,995	5,503,512	$55,012,040
Reinvestment of dividends and distributions	67,901	660,297	116,055	1,157,370	67,542	675,711
Shares repurchased	(1,511,132)	(14,583,922)	(1,868,444)	(18,665,932)	(1,594,088)	(15,958,289)

	478,830	4,997,149	1,954,686	19,539,433	3,976,966	39,729,462

Class C Shares
Shares sold	45,670	449,760	34,325	342,066	33,553	335,255
Reinvestment of dividends and distributions	367	3,569	606	6,042	163	1,634
Shares repurchased	(30,937)	(304,966)	(21,534)	(214,973)	(477)	(4,781)

	15,100	148,363	13,397	133,135	33,239	332,108

Institutional Shares
Shares sold	86,160	853,550	2,703,329	26,990,293	1,343,110	13,440,857
Reinvestment of dividends and distributions	9,755	95,326	35,312	350,771	10,168	101,668
Shares repurchased	(836,030)	(8,241,123)	(1,887,429)	(18,657,076)	(815,692)	(8,159,842)

	(740,115)	(7,292,247)	851,212	8,683,988	537,586	5,382,683

NET INCREASE (DECREASE)	(246,185)	$(2,146,735)	2,819,295	$28,356,556	4,547,791	$45,444,253

(a)	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$10.78	$0.22	$(1.02)	$(0.80)	$(0.21)	$—	$(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

2005 - A	10.90	0.54	0.21	0.75	(0.54)	—	(0.54)
2005 - B	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - C	10.90	0.45	0.22	0.67	(0.46)	—	(0.46)
2005 - Institutional	10.91	0.59	0.19	0.78	(0.58)	—	(0.58)

2004 - A	10.66	0.54	0.23	0.77	(0.53)	—	(0.53)
2004 - B	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - C	10.66	0.46	0.23	0.69	(0.45)	—	(0.45)
2004 - Institutional	10.66	0.59	0.23	0.82	(0.57)	—	(0.57)

2003 - A	10.34	0.54	0.33	0.87	(0.55)	—	(0.55)
2003 - B	10.34	0.47	0.32	0.79	(0.47)	—	(0.47)
2003 - C	10.34	0.47	0.32	0.79	(0.47)	—	(0.47)
2003 - Institutional	10.34	0.59	0.32	0.91	(0.59)	—	(0.59)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

									Ratios assuming no
									expense reductions

			Ratio of		Ratio of				Ratio of		Ratio of
			net expenses		net expenses		Ratio of net		total expenses		total expenses		Ratio of
		Net assets	to average		to average		investment		to average		to average		net investment
Net asset		at end of	net assets		net assets		income		net assets		net assets		income		Portfolio
value, end	Total	period	including interest		excluding interest		to average		including interest		excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees		expense and fees		net assets		expense and fees		expense and fees		net assets		rate

$9.77	(7.45)%	$2,787,779	0.91	%(c)	0.90	%(c)	5.07	%(c)	0.93	%(c)	0.92	%(c)	5.05	%(c)	16%
9.77	(7.74)	44,026	1.66	(c)	1.65	(c)	4.30	(c)	1.68	(c)	1.67	(c)	4.28	(c)	16
9.77	(7.74)	162,459	1.66	(c)	1.65	(c)	4.31	(c)	1.68	(c)	1.67	(c)	4.29	(c)	16
9.77	(7.32)	2,578,017	0.57	(c)	0.56	(c)	5.42	(c)	0.59	(c)	0.58	(c)	5.40	(c)	16

10.78	(2.27)	3,984,269	1.00		0.91		4.50		1.02		0.93		4.48		56
10.78	(3.00)	53,384	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(3.00)	200,199	1.75		1.66		3.76		1.77		1.68		3.74		56
10.78	(1.92)	3,738,472	0.64		0.55		4.86		0.66		0.57		4.84		56

11.57	9.05	3,569,963	1.07		0.92		4.64		1.11		0.96		4.61		32
11.57	8.24	57,902	1.82		1.67		3.90		1.86		1.71		3.87		32
11.57	8.24	160,180	1.82		1.67		3.88		1.85		1.70		3.85		32
11.57	9.45	3,483,350	0.71		0.56		5.02		0.74		0.59		4.99		32

11.11	6.99	2,264,580	1.13		0.97		4.78		1.15		0.99		4.76		26
11.11	6.20	49,299	1.88		1.72		4.05		1.91		1.75		4.02		26
11.11	6.20	87,466	1.88		1.72		4.03		1.90		1.74		4.01		26
11.11	7.31	2,540,339	0.74		0.58		5.16		0.76		0.60		5.14		26

10.90	7.40	1,513,843	1.10		0.99		5.03		1.12		1.01		5.01		31
10.90	6.60	48,286	1.85		1.74		4.29		1.87		1.76		4.27		31
10.90	6.60	61,299	1.85		1.74		4.28		1.87		1.76		4.26		31
10.91	7.93	1,505,390	0.70		0.59		5.44		0.72		0.61		5.42		31

10.66	8.59	895,711	1.12		1.00		5.21		1.15		1.03		5.18		40
10.66	7.78	45,620	1.87		1.75		4.50		1.90		1.78		4.47		40
10.66	7.78	40,624	1.87		1.75		4.48		1.90		1.78		4.45		40
10.66	9.02	934,382	0.72		0.60		5.64		0.75		0.63		5.61		40

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$10.16	$0.14	$0.09	$0.23	$(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

2005 - A	10.39	0.24	(0.18)	0.06	(0.25)
2005 - B	10.38	0.18	(0.18)	(0.00)	(0.19)
2005 - C	10.39	0.16	(0.18)	(0.02)	(0.17)
2005 - Institutional	10.39	0.28	(0.19)	0.09	(0.29)
2005 - Service	10.38	0.23	(0.18)	0.05	(0.24)

2004 - A	10.45	0.19	(0.06)	0.13	(0.19)
2004 - B	10.44	0.12	(0.05)	0.07	(0.13)
2004 - C	10.45	0.11	(0.06)	0.05	(0.11)
2004 - Institutional	10.44	0.23	(0.05)	0.18	(0.23)
2004 - Service	10.44	0.17	(0.05)	0.12	(0.18)

2003 - A	10.36	0.17	0.10	0.27	(0.18)
2003 - B	10.35	0.11	0.10	0.21	(0.12)
2003 - C	10.36	0.10	0.09	0.19	(0.10)
2003 - Institutional	10.36	0.21	0.09	0.30	(0.22)
2003 - Service	10.34	0.15	0.12	0.27	(0.17)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.25	2.24%	$162,590	0.73	%(c)	3.21	%(c)	0.95	%(c)	2.99	%(c)	19%
10.24	1.99	633	1.33	(c)	2.65	(c)	1.70	(c)	2.28	(c)	19
10.25	1.93	6,742	1.48	(c)	2.48	(c)	1.70	(c)	2.26	(c)	19
10.25	2.39	192,500	0.39	(c)	3.57	(c)	0.61	(c)	3.35	(c)	19
10.24	2.18	51	0.89	(c)	3.06	(c)	1.11	(c)	2.84	(c)	19

10.16	2.86	126,888	0.75		3.27		0.89		3.13		52
10.15	2.25	988	1.35		2.67		1.64		2.40		52
10.16	2.10	4,549	1.50		2.54		1.64		2.40		52
10.16	3.34	207,801	0.39		3.66		0.53		3.52		52
10.15	2.72	50	0.89		3.14		1.03		3.00		52

10.20	3.09	118,460	0.76		2.85		0.91		2.70		55
10.19	2.48	1,884	1.36		2.25		1.66		1.95		55
10.20	2.33	6,297	1.51		2.10		1.66		1.95		55
10.19	3.48	200,543	0.39		3.23		0.54		3.07		55
10.19	2.96	56	0.89		2.74		1.04		2.58		55

10.20	0.56	147,425	0.78		2.37		0.91		2.24		46
10.19	(0.04)	2,612	1.38		1.77		1.66		1.49		46
10.20	(0.19)	9,440	1.53		1.61		1.66		1.48		46
10.19	0.86	308,255	0.39		2.77		0.52		2.64		46
10.19	0.45	55	0.89		2.27		1.02		2.14		46

10.39	1.25	188,487	0.79		1.80		0.90		1.69		37
10.38	0.64	4,619	1.39		1.20		1.65		0.94		37
10.39	0.49	18,283	1.54		1.04		1.65		0.93		37
10.39	1.75	409,228	0.39		2.20		0.50		2.09		37
10.38	1.15	55	0.89		1.70		1.00		1.59		37

10.45	2.62	204,838	0.80		1.66		0.92		1.54		43
10.44	2.01	6,536	1.40		1.09		1.67		0.82		43
10.45	1.86	30,057	1.55		0.94		1.67		0.82		43
10.44	2.93	438,884	0.40		1.99		0.52		1.87		43
10.44	2.62	74	0.90		1.45		1.02		1.33		43

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$15.23	$0.26	$(0.59)	$(0.33)	$(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

2005 - A	15.68	0.63	(0.08)	0.55	(0.64)
2005 - B	15.68	0.51	(0.08)	0.43	(0.52)
2005 - C	15.68	0.52	(0.08)	0.44	(0.52)
2005 - Institutional	15.67	0.70	(0.08)	0.62	(0.70)
2005 - Service	15.76	0.61	(0.07)	0.54	(0.62)

2004 - A	15.41	0.65	0.27	0.92	(0.65)
2004 - B	15.41	0.54	0.26	0.80	(0.53)
2004 - C	15.41	0.54	0.26	0.80	(0.53)
2004 - Institutional	15.40	0.72	0.26	0.98	(0.71)
2004 - Service	15.49	0.65	0.25	0.90	(0.63)

2003 - A	15.29	0.64	0.13	0.77	(0.65)
2003 - B	15.29	0.53	0.12	0.65	(0.53)
2003 - C	15.30	0.53	0.11	0.64	(0.53)
2003 - Institutional	15.29	0.71	0.11	0.82	(0.71)
2003 - Service	15.37	0.63	0.12	0.75	(0.63)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

									Ratios assuming no
									expense reductions

			Ratio of		Ratio of				Ratio of		Ratio of
			net expenses		net expenses		Ratio of		total expenses		total expenses		Ratio of
		Net assets	to average		to average		net investment		to average		to average		net investment
Net asset		at end of	net assets		net assets		income		net assets		net assets		income		Portfolio
value, end	Total	period	including interest		excluding interest		to average		including interest		excluding interest		to average		turnover
of period	return(b)	(in 000s)	expense and fees		expense and fees		net assets		expense and fees		expense and fees		net assets		rate

$14.64	(2.18)%	$402,238	0.89	%(c)	0.88	%(c)	4.19	%(c)	1.01	%(c)	1.00	%(c)	4.07	%(c)	19%
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	3.44	(c)	1.76	(c)	1.75	(c)	3.32	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	3.46	(c)	1.76	(c)	1.75	(c)	3.34	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	4.53	(c)	0.67	(c)	0.66	(c)	4.41	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	4.03	(c)	1.17	(c)	1.16	(c)	3.91	(c)	19

15.23	0.31	381,697	0.96		0.90		3.99		1.07		1.01		3.88		31
15.24	(0.43)	12,210	1.71		1.65		3.24		1.82		1.76		3.13		31
15.24	(0.43)	14,783	1.71		1.65		3.24		1.82		1.76		3.13		31
15.23	0.67	289,188	0.60		0.54		4.37		0.71		0.65		4.26		31
15.32	0.13	606	1.10		1.04		3.85		1.21		1.15		3.74		31

15.80	5.59	302,271	1.00		0.90		4.05		1.16		1.07		3.88		19
15.81	4.87	11,698	1.75		1.65		3.31		1.92		1.82		3.14		19
15.81	4.80	9,777	1.75		1.65		3.30		1.91		1.82		3.14		19
15.80	5.98	152,070	0.63		0.53		4.42		0.79		0.70		4.26		19
15.90	5.51	671	1.13		1.03		3.90		1.29		1.20		3.74		19

15.59	3.55	240,123	1.00		0.93		3.99		1.16		1.09		3.83		37
15.59	2.78	13,783	1.75		1.68		3.25		1.91		1.84		3.09		37
15.60	2.85	7,873	1.75		1.68		3.24		1.91		1.84		3.08		37
15.59	4.02	128,311	0.61		0.54		4.37		0.77		0.70		4.21		37
15.68	3.49	315	1.11		1.04		3.88		1.27		1.20		3.72		37

15.68	6.09	179,223	1.02		0.94		4.21		1.20		1.12		4.03		27
15.68	5.30	14,117	1.77		1.69		3.46		1.95		1.87		3.28		27
15.68	5.30	5,838	1.77		1.69		3.46		1.95		1.87		3.28		27
15.67	6.52	60,506	0.62		0.54		4.61		0.80		0.72		4.43		27
15.76	5.95	337	1.12		1.04		4.11		1.30		1.22		3.93		27

15.41	5.10	160,856	1.00		0.95		4.17		1.18		1.13		3.99		52
15.41	4.32	15,143	1.75		1.70		3.44		1.93		1.88		3.26		52
15.41	4.25	4,615	1.75		1.70		3.45		1.93		1.88		3.27		52
15.40	5.45	57,696	0.60		0.55		4.58		0.78		0.73		4.40		52
15.49	4.97	283	1.10		1.05		4.11		1.28		1.23		3.93		52

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income(a)		gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$10.00	$0.14		$(0.19)	$(0.05)	$(0.14)
2008 - C	10.00	0.11		(0.19)	(0.08)	(0.11)
2008 - Institutional	10.00	0.15		(0.19)	(0.04)	(0.15)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	10.05	0.30	(d)	(0.05)	0.25	(0.30)
2007 - C	10.05	0.24	(d)	(0.06)	0.18	(0.23)
2007 - Institutional	10.05	0.33	(d)	(0.04)	0.29	(0.34)

2006 - A (commenced November 1, 2005)	10.00	0.28		0.09	0.37	(0.32)
2006 - C (commenced November 1, 2005)	10.00	0.21		0.08	0.29	(0.24)
2006 - Institutional (commenced November 1, 2005)	10.00	0.32		0.08	0.40	(0.35)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.10% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NEW YORK AMT-FREE MUNICIPAL FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.81	(0.54)%	$20,105	0.85	%(c)	3.30	%(c)	1.81	%(c)	2.34	%(c)	15%
9.81	(0.85)	423	1.60	(c)	2.56	(c)	2.56	(c)	1.60	(c)	15
9.81	(0.40)	10,846	0.51	(c)	3.64	(c)	1.47	(c)	2.68	(c)	15

10.00	2.56	17,656	0.98	(d)	3.03	(d)	1.73	(d)	2.28	(d)	73
10.00	1.78	159	1.73	(d)	2.45	(d)	2.48	(d)	1.70	(d)	73
10.00	2.93	8,320	0.62	(d)	3.34	(d)	1.37	(d)	2.61	(d)	73

10.05	3.74	13,268	0.83		2.90		2.81		0.92		10
10.05	2.98	10	1.55		2.15		4.75		(1.04)		10
10.05	4.12	8,155	0.46		3.26		3.45		0.27		10

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.88	$0.14	$(0.24)	$(0.10)	$(0.14)
2008 - C	9.89	0.11	(0.25)	(0.14)	(0.11)
2008 - Institutional	9.89	0.16	(0.24)	(0.08)	(0.16)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	10.09	0.33	(0.22)	0.11	(0.32)
2007 - C	10.10	0.25	(0.21)	0.04	(0.25)
2007 - Institutional	10.10	0.38	(0.23)	0.15	(0.36)

2006 - A (commenced November 1, 2005)	10.00	0.31	0.12	0.43	(0.34)
2006 - C (commenced November 1, 2005)	10.00	0.23	0.13	0.36	(0.26)
2006 - Institutional (commenced November 1, 2005)	10.00	0.34	0.13	0.47	(0.37)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.04% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CALIFORNIA AMT-FREE MUNICIPAL FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ration of		net investment
Net asset		at end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.64	(0.98)%	$61,780	0.85	%(c)	3.54	%(c)	1.23	%(c)	3.16	%(c)	29%
9.64	(1.39)	595	1.60	(c)	2.78	(c)	1.98	(c)	2.40	(c)	29
9.65	(0.94)	6,257	0.51	(c)	3.94	(c)	0.89	(c)	3.56	(c)	29

9.88	1.16	58,632	0.92	(d)	3.28	(d)	1.20	(d)	3.00	(d)	73
9.89	0.40	461	1.67	(d)	2.55	(d)	1.95	(d)	2.27	(d)	73
9.89	1.53	13,738	0.56	(d)	3.79	(d)	0.84	(d)	3.51	(d)	73

10.09	4.34	40,135	0.86		3.09		1.64		2.31		45
10.10	3.66	336	1.60		2.33		2.29		1.64		45
10.10	4.84	5,428	0.49		3.37		1.77		2.09		45

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm
To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Tax-Free Fixed Income Funds
In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs New York AMT - Free Municipal Fund and Goldman Sachs California AMT-Free Municipal Fund, (collectively the “Goldman Sachs Tax-Free Fixed Income Funds”), portfolios of the Goldman Sachs Trust at March 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Tax-Free Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Goldman Sachs Tax-Free Fixed Income Funds as of October 31, 2006 and for the period then ended, and the financial highlights for the period then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated January 16, 2007 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 30, 2008

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended March 31, 2008
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		period ended	Account	Account Value		period ended
Share Class	10/1/07	03/31/08		03/31/08*	Value 10/1/07	03/31/08		03/31/08*

Class A
Actual (including interest expense and fees)†	$1,000.00	$926.60		$4.38	$1,000.00	$982.20		$4.41
Actual (excluding interest expense and fees)	1,000.00	926.60		4.33	1,000.00	982.20		4.36
Hypothetical 5% return (including interest expense and fees)†	1,000.00	1,020.45	+	4.60	1,000.00	1,020.55	+	4.50

Class B
Actual (including interest expense and fees)†	1,000.00	923.10		7.98	1,000.00	978.50		8.11
Actual (excluding interest expense and fees)	1,000.00	923.10		7.93	1,000.00	978.50		8.06
Hypothetical 5% return (including interest expense and fees)†	1,000.00	1,016.70	+	8.37	1,000.00	1,016.80	+	8.27

Class C
Actual (including interest expense and fees)†	1,000.00	923.10		7.98	1,000.00	977.90		8.11
Actual (excluding interest expense and fees)	1,000.00	923.10		7.93	1,000.00	977.90		8.06
Hypothetical 5% return (including interest expense and fees)†	1,000.00	1,016.70	+	8.37	1,000.00	1,016.80	+	8.27

Institutional
Actual (including interest expense and fees)†	1,000.00	928.20		2.75	1,000.00	983.90		2.73
Actual (excluding interest expense and fees)	1,000.00	928.20		2.70	1,000.00	983.90		2.68
Hypothetical 5% return (including interest expense and fees)†	1,000.00	1,022.15	+	2.88	1,000.00	1,022.25	+	2.78

Service
Actual (including interest expense and fees)†	N/A	N/A		N/A	1,000.00	981.00		5.20
Actual (excluding interest expense and fees)	N/A	N/A		N/A	1,000.00	981.00		5.15
Hypothetical 5% return (including interest expense and fees)†	N/A	N/A		N/A	1,000.00	1,019.75	+	5.30

GOLDMAN SACHS MUNICIPAL TAX-FREE FIXED INCOME FUNDS

	Short Duration Tax-Free Fund				New York AMT-Free Municipal Fund				California AMT-Free Municipal Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		period ended	Account Value	Account Value		period ended	Account Value	Account Value		period ended
Share Class	10/1/07	03/31/08		03/31/08*	10/1/07	03/31/08		03/31/08*	10/1/07	03/31/08		03/31/08*

Class A
Actual	$1,000.00	$1,026.30		$3.70	$1,000.00	$999.20		$4.35	$1,000.00	$993.10		$4.33
Hypothetical 5% return	1,000.00	1,021.35	+	3.69	1,000.00	1,020.65	+	4.39	1,000.00	1,020.65	+	4.39

Class B
Actual	1,000.00	1,023.20		6.73
Hypothetical 5% return	1,000.00	1,018.35	+	6.71	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	1,022.40		7.48	1,000.00	995.40		8.03	1,000.00	989.30		8.06
Hypothetical 5% return	1,000.00	1,017.60	+	7.47	1,000.00	1,016.95	+	8.12	1,000.00	1,016.90	+	8.17

Institutional
Actual	1,000.00	1,028.00		1.98	1,000.00	1,000.90		2.65	1,000.00	994.80		2.69
Hypothetical 5% return	1,000.00	1,023.05	+	1.97	1,000.00	1,022.35	+	2.68	1,000.00	1,022.30	+	2.73

Service
Actual	1,000.00	1,025.40		4.51
Hypothetical 5% return	1,000.00	1,020.55	+	4.50	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended March 31, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

High Yield Municipal (including interest expense and fees)	0.91%	1.66%	1.66%	0.57%	N/A
High Yield Municipal (excluding interest expense and fees)	0.90	1.65	1.65	0.56	N/A
Municipal Income (including interest expense and fees)	0.88	1.63	1.63	0.54	1.05%
Municipal Income (excluding interest expense and fees)	0.87	1.62	1.62	0.53	1.04
Short Duration Tax-Free	0.73	1.33	1.48	0.39	0.89
California AMT-Free Municipal	0.85	N/A	1.60	0.51	N/A
New York AMT-Free Municipal	0.85	N/A	1.60	0.51	N/A

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

†	Includes interest expense and fees incurred in connection with secured borrowings. See Note 2.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex[1].	100	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	100	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of March 31, 2008, the Trust consisted of 88 portfolios (of which 83 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS TAX-FREE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Tax-Free Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2008, 98.59%, 99.99%, 99.99%, 100%, and 100% of the distributions from net investment income paid by the Goldman Sachs High Yield Municipal Fund, the Goldman Sachs Short Duration Tax-Free Fund, the Goldman Sachs Municipal Income Fund, the Goldman Sachs New York AMT-Free Municipal Fund, and the Goldman Sachs California AMT-Free Municipal Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government
Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪  Local Emerging Markets
Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap
Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap
Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-8675.MF.TMPL MFIAR / 37.9K /04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$88,500	$1,995,700	Financial statement audits

Audit-Related Fees:

• PwC	$0	$249,000	Other attest services

Tax Fees:

• PwC	$0	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$0	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$0	$199,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 5 months ended March 31, 2008 and the twelve months ended December 31, 2007 were approximately $0 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2008